SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

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☐	Preliminary Proxy Statement

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Fidelity Advisor Series VII, Fidelity Select Portfolios, Fidelity Covington Trust, Fidelity Commonwealth Trust and Fidelity Commonwealth Trust II

(Name of Registrant as Specified In Its Charter)

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IMPORTANT

Proxy Materials

PLEASE CAST YOUR VOTE NOW!

Fidelity Advisor Series VII

Fidelity Select Portfolios

Fidelity Covington Trust

Fidelity Commonwealth Trust

Fidelity Commonwealth Trust II

Dear Shareholder:

A special meeting of shareholders of the Fidelity® funds mentioned above will be held on December 8, 2017. The purpose of the meeting is to provide you with the opportunity to vote on important proposals that affect the funds and your investment in them. As a shareholder, you have the opportunity to voice your opinion on the matters that affect your funds. This package contains information about the proposals and the materials to use when casting your vote.

Please read the enclosed materials and cast your vote on the proxy card(s). Please vote your shares promptly. Your vote is extremely important, no matter how large or small your holdings may be.

Each of the proposals has been carefully reviewed by the Board of Trustees. The Trustees, most of whom are not affiliated with Fidelity, are responsible for protecting your interests as a shareholder. The Trustees believe that four of these proposals are in the interests of shareholders – the proposal to elect a Board of Trustees, the proposal to eliminate a fundamental investment policy for certain funds, the proposal to modify the fundamental concentration policy for certain funds, and the proposal to change certain funds from diversified funds to non-diversified funds. They recommend that you vote for these proposals. They recommend that you vote against the proposal submitted by shareholders of certain funds.

The following Q&A is provided to assist you in understanding the proposals. Each of the proposals is described in greater detail in the enclosed proxy statement.

Voting is quick and easy. Everything you need is enclosed. To cast your vote, simply complete the proxy card(s) enclosed in this package. Be sure to sign the card(s) before mailing them in the postage-paid envelope. You may also vote your shares by touch-tone telephone or through the Internet. Simply call the toll-free number or visit the web site indicated on your proxy card(s), enter the control number found on the card(s), and follow the recorded or on-line instructions.

If you have any questions before you vote, please call Fidelity using the contact information applicable to your funds located in the table in the enclosed Q&A. We’ll be glad to help you get your vote in quickly. Thank you for your participation in this important initiative.

Sincerely,

Brian B. Hogan

Chairman

Important information to help you understand and vote on the proposals

Please read the full text of the proxy statement. Below is a brief overview of the proposals to be voted upon. Your vote is important. We appreciate you placing your trust in Fidelity and look forward to helping you achieve your financial goals.

What proposals am I being asked to vote on?

You are being asked to vote on the following proposals:

1.	To elect a Board of Trustees.

2.	For shareholders of certain funds, to eliminate a fundamental investment policy.

3.	For shareholders of certain funds, to modify the fund’s fundamental concentration policy.

4.	For shareholders of certain funds, to change the fund from a diversified fund to a non-diversified fund.

5.	For each of Fidelity® Real Estate Investment Portfolio, Fidelity® Telecom and Utilities Fund, Computers Portfolio, and Health Care Portfolio, a shareholder proposal requesting that the Board of Trustees institute procedures to avoid holding investments in companies that, in management’s judgment, substantially contribute to genocide or crimes against humanity. Certain shareholders of the above-referenced funds (for purposes of Proposal 5, each a “Fund”) have advised the Funds that they intend to present the shareholder proposal at the Meeting. For the reasons set forth after the proposal, the Board of Trustees recommends a vote “AGAINST” the proposal.

1. To elect a Board of Trustees.

What is the purpose of this proposal?

The purpose of this proposal is to elect a Board of Trustees that would combine oversight of Fidelity’s sector funds with Fidelity’s broader equity and high income funds under a single Board of Trustees.

Why did the Fidelity Sector Portfolios Board of Trustees and the Fidelity Equity and High Income Fund Board of Trustees decide to reorganize as a single Board of Trustees?

Fidelity’s fund business and the broader fund marketplace continue to expand and evolve. As a result, the Trustees of Fidelity’s Sector Portfolios, together with the Trustees of Fidelity’s Equity and High Income Funds, have been considering ways to structure oversight in a manner that ensures Fidelity’s fund shareholders will continue to be well served by Trustees in the years ahead. Combining the separate Boards will provide an opportunity for the funds to realize savings. Additionally, incorporating members of Fidelity’s Equity and High Income Board will add to the Fidelity Sector Portfolios Board’s breadth and depth of expertise and provide the funds with a succession plan that includes Trustees with significant experience overseeing a broad range of Fidelity funds.

What role does the Board play?

The Trustees serve as the fund shareholders’ representatives. Members of the Board are fiduciaries and have an obligation to serve the best interests of shareholders, including consideration of policy changes. In addition, the Trustees review fund performance, oversee fund activities, and review contractual arrangements with companies that provide services to the funds.

What is the affiliation of the Board and Fidelity?

The purpose of the Board is to ensure that shareholders’ best interests are protected in the operation of a fund. The proxy statement describes the composition of each trust’s board, including those trustees who are “interested” and those who are “independent.” Trustees are determined to be “Interested” by virtue of, among other things, their affiliation with the funds, Fidelity SelectCo, LLC (“SelectCo”), FMR Co., Inc. (“FMRC”), Fidelity Management & Research Company (“FMR”), a fund’s third-party sub-adviser (if applicable), or various other entities under common control with SelectCo, FMRC, FMR, or a sub-adviser. Interested Trustees are compensated by SelectCo, FMRC, or FMR. Independent Trustees have no affiliation with SelectCo, FMRC, or FMR and are compensated by each individual fund.

Are Board members paid?

Each Independent Trustee receives a fee for his or her service on the Board. You can find the compensation table, which details these fees, in the proxy statement.

2. For shareholders of certain funds, to eliminate a fundamental investment policy.

Why am I being asked to approve the elimination of a fundamental investment policy for certain funds?

Each fund voting on Proposal 2 is designed to offer targeted exposure to the stocks of companies in specific segments of the economy, including sectors, industry groups, industries and sub-industries. Each such fund has approved a fundamental policy (meaning one that cannot be changed without shareholder approval) of investing primarily in companies engaged in specified activities that are suggested by its name. Because each fund’s fundamental “invest primarily” policy can only be changed with shareholder approval, it is difficult and costly for the fund to update its investment policies in connection with changes to the market segment to which it offers exposure. These expenses are typically borne by shareholders. As a result, each fund is proposing to eliminate its “invest primarily” policy. By eliminating this policy, each fund will be able to react in a timely and cost-effective manner to updates to its particular market segment that may create disconnects between the fund’s investment policies and the industry groups, industries and sub-industries in which it may invest.

In the future, in accordance with Securities and Exchange Commission rules, Board approval and 60 days’ prior notice to shareholders would be required before any modifications to the fund’s separate policy to invest at least 80% of its assets in the particular type of investment, or investments in the particular industry or industries, suggested by the fund’s name could be made.

How will the elimination of the fundamental investment policy impact the day-to-day management of the funds?

As described in the proxy statement, the Board has approved certain changes to each of Brokerage and Investment Management Portfolio, Medical Equipment and Systems Portfolio, Semiconductors Portfolio, and Fidelity Advisor® Semiconductors Fund that will take effect if shareholders approve the proposal. For each other fund, there is no present intention to change the way in which the fund is currently managed if the proposal is approved by the fund’s shareholders.

3. For shareholders of certain funds, to modify the fund’s fundamental concentration policy.

Why am I being asked to approve the modification of the fundamental concentration policy for certain funds?

Each fund voting on Proposal 3 has a fundamental concentration policy that refers generically to the fund’s investment strategy, while the concentration policies for the other Fidelity sector funds cite specific industries. The Board, including the Independent Trustees, has approved, and recommends that shareholders approve, proposed changes to the concentration policies to standardize the approach with that used by the other Fidelity sector funds.

How will the modification of the fundamental concentration policy impact the day-to-day management of the funds?

The proposed concentration policies would simply describe more explicitly how the funds already invest. There is no present intention to change the way in which any fund is currently managed if the proposal is approved by that fund’s shareholders.

4. For shareholders of certain funds, to change the fund from a diversified fund to a non-diversified fund.

Why am I being asked to approve the change from a diversified fund to a non-diversified fund?

Each fund voting on Proposal 4 has a fundamental policy requiring the fund to operate as a diversified fund. Shareholder approval of this proposal would allow each fund to return to operating as a non-diversified fund, giving the fund greater investment flexibility and the ability to focus its investments more heavily in securities of fewer issuers. The vast majority of Fidelity’s sector funds and ETFs are non-diversified. The main purpose of this flexibility is to allow each fund to take over 5% positions that in the aggregate exceed 25% of fund assets. For actively managed funds, making this change may provide opportunities to enhance performance. For index funds, this change may allow the fund to align more closely with the benchmark during times when the benchmark is more concentrated. The Board, including the Independent Trustees, has approved, and recommends that shareholders approve, the proposed change to each fund’s diversification policy.

How will the change from a diversified fund to a non-diversified fund impact the day-to-day management of the funds?

While the proposed change to each fund’s diversification policy would provide more flexibility for the fund’s investment adviser, there are no current plans to change how each fund is presently managed.

General Questions on the Proxy

Has the funds’ Board of Trustees approved each proposal?

Each of the proposals has been carefully reviewed by the Board of Trustees. The Trustees, most of whom are not affiliated with Fidelity, are responsible for protecting your interests as a shareholder. The Trustees believe that four of these proposals are in the interests of shareholders – the proposal to elect a Board of Trustees, the proposal to eliminate a fundamental investment policy for certain funds, the proposal to modify the fundamental concentration policy for certain funds, and the proposal for certain funds to change from a diversified fund to a non-diversified fund. They recommend that you vote FOR these proposals. They recommend that you vote AGAINST the proposal submitted by shareholders of certain funds.

Who is D.F. King & Co., Inc.?

D.F. King is a third party proxy vendor that Fidelity hires to call shareholders and record proxy votes. In order to hold a shareholder meeting, quorum must be reached. If quorum is not attained, the meeting may adjourn to a future date. Fidelity attempts to reach shareholders via multiple mailings to remind them to cast their vote. As the meeting approaches, phone calls may be made to clients who have not yet voted their shares so that the shareholder meeting does not have to be postponed.

Voting your shares immediately will help minimize additional solicitation expenses and prevent the need to make a call to you to solicit your vote.

How many votes am I entitled to cast?

As a shareholder, you are entitled to one vote for each dollar of net asset value you own of each of the funds on the record date. The record date is October 10, 2017.

How do I vote my shares?

You can vote your shares by completing and signing the enclosed proxy card(s) and mailing them in the enclosed postage-paid envelope. You may also vote by touch-tone telephone by calling the toll-free number printed on your proxy card(s) and following the recorded instructions. In addition, you may vote through the internet by visiting the web site indicated on your proxy card and following the on-line instructions. If you need any assistance, or have any questions regarding the proposals or how to vote your shares, please call Fidelity.

Contact Information for each Fund and Class (as applicable)
Fund or Class	Contact Information
Retail funds and/or classes	1-800-544-8544
Advisor classes	1-877-208-0098
Fidelity ETFs	1-800-FIDELITY

Please see the contact information located in the table above for each fund and class, as applicable.

How do I sign the proxy card?

Individual Accounts:	Shareholders should sign exactly as their names appear on the account registration shown on the card.

Joint Accounts:	Either owner may sign, but the name of the person signing should conform exactly to a name shown in the registration.

All Other Accounts:	The person signing must indicate his or her capacity. For example, a trustee for a trust or other entity should sign, “Ann B. Collins, Trustee.”

SECTOR17-PXL-1017 1.9869917.103

Important Notice Regarding the Availability of Proxy Materials for the

Shareholder Meeting to be held on December 8, 2017

The Letter to Shareholders, Notice of Meeting, and Proxy Statement are available at www.proxyvote.com/proxy

FIDELITY ADVISOR SERIES VII

FIDELITY SELECT PORTFOLIOS

FIDELITY COVINGTON TRUST

FIDELITY COMMONWEALTH TRUST

FIDELITY COMMONWEALTH TRUST II

245 Summer Street, Boston, Massachusetts 02210

1-800-544-8544 (Retail funds and/or classes)

1-877-208-0098 (Advisor classes)

1-800-FIDELITY (Fidelity ETFs)

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To the Shareholders of the above trusts:

NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the Meeting) of the above-named trusts (the trusts) will be held at an office of the trusts, 245 Summer Street, Boston, Massachusetts 02210 (at the corner of Summer Street and Dorchester Avenue, next to Boston’s South Station) on December 8, 2017, at 9:00 a.m. Eastern Time (ET). Appendix A contains a list of the funds in the trusts (the funds).

The purpose of the Meeting is to consider and act upon the following proposals and to transact such other business as may properly come before the Meeting or any adjournments thereof.

1.	To elect a Board of Trustees.

2.	For certain funds, to eliminate a fundamental investment policy.

3.	For certain funds, to modify the fund’s fundamental concentration policy.

4.	For certain funds, to change the fund from a diversified fund to a non-diversified fund.

5.	For each of Fidelity® Real Estate Investment Portfolio, Fidelity® Telecom and Utilities Fund, Computers Portfolio, and Health Care Portfolio, a shareholder proposal requesting that the Board of Trustees institute procedures to avoid holding investments in companies that, in management’s judgment, substantially contribute to genocide or crimes against humanity.

The Board of Trustees has fixed the close of business on October 10, 2017, as the record date for the determination of the shareholders of each of the funds entitled to notice of, and to vote at, such Meeting and any adjournments thereof.

By order of the Board of Trustees,

MARC R. BRYANT

Secretary

October 10, 2017

Your vote is important – please vote your shares promptly.

Shareholders are invited to attend the Meeting in person. Admission to the Meeting will be on a first-come, first-served basis and will require picture identification. Shareholders arriving after the start of the Meeting may be denied entry. Cameras, cell phones, recording equipment and other electronic devices will not be permitted. Fidelity reserves the right to inspect any persons or items prior to admission to the Meeting.

Any shareholder who does not expect to attend the Meeting is urged to vote using the touch-tone telephone or internet voting instructions that follow or by indicating voting instructions on the enclosed proxy card, dating and signing it, and returning it in the envelope provided, which needs no postage if mailed in the United States. In order to avoid unnecessary expense, we ask your cooperation in responding promptly, no matter how large or small your holdings may be. If you wish to wait until the Meeting to vote your shares, you will need to request a paper ballot at the Meeting in order to do so.

INSTRUCTIONS FOR EXECUTING PROXY CARD

The following general rules for executing proxy cards may be of assistance to you and help avoid the time and expense involved in validating your vote if you fail to execute your proxy card properly.

1.	Individual Accounts: Your name should be signed exactly as it appears in the registration on the proxy card.

2.	Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.

3.	All other accounts should show the capacity of the individual signing. This can be shown either in the form of the account registration itself or by the individual executing the proxy card. For example:

		REGISTRATION	VALID SIGNATURE
A.	1)	ABC Corp.	John Smith, Treasurer
	2)	ABC Corp.	John Smith, Treasurer
		c/o John Smith, Treasurer
B.	1)	ABC Corp. Profit Sharing Plan	Ann B. Collins, Trustee
	2)	ABC Trust	Ann B. Collins, Trustee
	3)	Ann B. Collins, Trustee	Ann B. Collins, Trustee
		u/t/d 12/28/78
C.	1)	Anthony B. Craft, Cust.	Anthony B. Craft
		f/b/o Anthony B. Craft, Jr.
		UGMA

INSTRUCTIONS FOR VOTING BY TOUCH-TONE TELEPHONE OR THROUGH THE INTERNET

1.	Read the proxy statement, and have your proxy card or notice handy.

2.	Call the toll-free number or visit the web site indicated on your proxy card.

3.	Enter the number found in the box on the front of your proxy card.

4.	Follow the recorded or on-line instructions to cast your vote.

PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS OF

FIDELITY ADVISOR SERIES VII

FIDELITY SELECT PORTFOLIOS

FIDELITY COVINGTON TRUST

FIDELITY COMMONWEALTH TRUST

FIDELITY COMMONWEALTH TRUST II

TO BE HELD ON DECEMBER 8, 2017

This Proxy Statement is furnished in connection with a solicitation of proxies made by, and on behalf of, the Board of Trustees of the above-named trusts (the trusts) to be used at the Special Meeting of Shareholders and at any adjournments thereof (the Meeting), to be held on December 8, 2017 at 9:00 a.m. (ET) at 245 Summer Street, Boston, Massachusetts 02210, an office of the trusts. Appendix A contains a list of the funds in each trust (the funds).

The following table summarizes the proposals applicable to each fund:

Proposal #	Proposal Description	Applicable Fund	Page
1.	To elect a Board of Trustees.	All funds. See Appendix A for a list of funds in each trust.	2
2.	To eliminate a fundamental investment policy.	Funds listed in Appendix B.	7
3.	To modify the fund’s fundamental concentration policy.	Funds listed in Appendix C.	9
4.	To change the fund from a diversified fund to a non-diversified fund.	Funds listed in Appendix D.	12
5.	Shareholder proposal requesting that the Board of Trustees institute procedures to avoid holding investments in companies that, in management’s judgment, substantially contribute to genocide or crimes against humanity.	Fidelity® Real Estate Investment Portfolio, Fidelity® Telecom and Utilities Fund, Computers Portfolio, and Health Care Portfolio.	13

The purpose of the Meeting is set forth in the accompanying Notice. The solicitation is being made primarily by the mailing of this Proxy Statement and the accompanying proxy card on or about October 10, 2017. Supplementary solicitations may be made by mail, telephone, facsimile, electronic means or by personal interview by representatives of the trusts. In addition, D.F. King & Co., Inc. (D.F. King) may be paid on a per-call basis to solicit shareholders by telephone on behalf of the funds in the trusts. The funds may also arrange to have votes recorded by telephone. D.F. King may be paid on a per-call basis for vote-by-phone solicitations on behalf of the funds. The approximate anticipated total cost of these services is detailed in Appendix E.

If the funds record votes by telephone or through the internet, they will use procedures designed to authenticate shareholders’ identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that their instructions have been properly recorded. Proxies voted by telephone or through the internet may be revoked at any time before they are voted at the Meeting.

Unless otherwise indicated in Appendix A, (i) the expenses in connection with preparing this Proxy Statement, its enclosures, and all solicitations and (ii) the expenses associated with reimbursing brokerage firms and others for their reasonable expenses in forwarding solicitation material to the beneficial owners of shares, will be borne by each fund, provided that the expenses do not exceed any existing expense caps. See Appendix F for current expense cap information. Expenses exceeding an expense cap will be paid by the fund’s investment adviser.

For a fund whose management contract with the investment adviser obligates the investment adviser to pay certain fund level expenses, the expenses in connection with preparing this Proxy Statement and its enclosures and all solicitations will be borne by the investment adviser. The investment adviser will reimburse brokerage firms and others for their reasonable expenses in forwarding solicitation material to the beneficial owners of shares.

Appendix A lists each fund’s investment adviser and its principal business address, as well as each fund’s auditor and fiscal year end. Each fund’s sub-adviser(s) and each sub-adviser’s principal business address are included in Appendix G. The principal business address of Fidelity Distributors Corporation, each fund’s principal underwriter and distribution agent, is 100 Salem Street, Smithfield, Rhode Island 02917.

If the enclosed proxy is executed and returned, or an internet or telephonic vote is delivered, that vote may nevertheless be revoked at any time prior to its use by written notification received by a trust, by the execution of a later-dated proxy, by a trust’s receipt of a subsequent valid internet or telephonic vote, or by attending the Meeting and voting in person.

All proxies solicited by the Board of Trustees that are properly executed and received by the Secretary prior to the Meeting, and are not revoked, will be voted at the Meeting. Shares represented by such proxies will be voted in accordance with the instructions thereon. If no specification is made on a properly executed proxy, it will be voted FOR Proposals 1, 2, 3, and 4 and AGAINST Proposal 5. All shares that are voted and votes to ABSTAIN will be counted towards establishing a quorum, as will broker non-votes. (Broker non-votes are shares for which (i) the beneficial owner has not voted and (ii) the broker holding the shares does not have discretionary authority to vote on the particular matter.)

With respect to fund shares held in Fidelity individual retirement accounts (including Traditional, Rollover, SEP, SARSEP, Roth and SIMPLE IRAs), the IRA Custodian will vote those shares for which it has received instructions from shareholders only in accordance with such instructions. If Fidelity IRA shareholders do not vote their shares, the IRA Custodian will vote their shares for them, in the same proportion as other Fidelity IRA shareholders have voted.

With respect to Proposal 1, one-third of each trust’s outstanding voting securities entitled to vote constitutes a quorum for the transaction of business at the Meeting. With respect to Proposals 2, 3, 4, and 5, one-third of the impacted fund’s outstanding voting securities entitled to vote constitutes a quorum for the transaction of business at the Meeting. If a quorum is not present at a Meeting, or if a quorum is present at a Meeting but sufficient votes to approve one or more of the proposed items are not received, or if other matters arise requiring shareholder attention, the persons named as proxy agents may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares present at the Meeting or represented by proxy. When voting on a proposed adjournment, the persons named as proxy agents will vote FOR the proposed adjournment all shares that they are entitled to vote with respect to each item, unless directed to vote AGAINST an item, in which case such shares will be voted AGAINST the proposed adjournment with respect to that item. However, if sufficient votes to achieve quorum on Proposal 5 have not been received, the persons named as proxy agents may vote in favor of a proposed adjournment with respect to that item. A shareholder vote may be taken on one or more of the items in this Proxy Statement prior to such adjournment if sufficient votes have been received and it is otherwise appropriate.

Shares of each fund and class, if applicable, issued and outstanding as of July 31, 2017 (August 18, 2017 for Fidelity Covington Trust) are indicated in Appendix H.

Information regarding record and/or beneficial ownership of each fund and class, as applicable, is included in Appendix I.

Certain shares are registered to Fidelity Management & Research Company (FMR) or an FMR affiliate. To the extent that FMR and/or another entity or entities of which FMR LLC is the ultimate parent has discretion to vote, these shares will be voted at the Meeting FOR Proposals 1, 2, 3, and 4 and AGAINST Proposal 5. Otherwise, these shares will be voted in accordance with the plan or agreement governing the shares. Although the terms of the plans and agreements vary, generally the shares must be voted either (i) in accordance with instructions received from shareholders or (ii) in accordance with instructions received from shareholders and, for shareholders who do not vote, in the same proportion as certain other shareholders have voted. Certain funds and accounts that are managed by FMR or its affiliates (including funds of funds) invest in other funds and may at times have substantial investments in one or more funds. Although these funds generally intend to vote their shares of underlying funds using echo voting procedures (that is, in the same proportion as the holders of all other shares of the particular underlying fund), they reserve the right, on a case-by-case basis, to vote in another manner, which may include voting all shares as recommended by the Board.

Shareholders of record at the close of business on October 10, 2017 will be entitled to vote at the Meeting. Each such shareholder will be entitled to one vote for each dollar of net asset value held on that date, with fractional dollar amounts entitled to a proportional fractional vote.

For a free copy of each fund’s annual and/or semiannual reports, call Fidelity at 1-800-544-8544 (other than for Advisor classes), 1-877-208-0098 (Advisor classes only), or 1-800-FIDELITY (Fidelity ETFs), visit Fidelity’s web sites at www.fidelity.com or institutional.fidelity.com, or write to Fidelity Distributors Corporation at 100 Salem Street, Smithfield, Rhode Island 02917.

VOTE REQUIRED: Approval of Proposal 1 requires the affirmative vote of a plurality of the shares of the applicable trust voted in person or by proxy at the Meeting. Approval of Proposals 2, 3, and 4 requires the affirmative vote of a “majority of the outstanding voting securities” of the appropriate fund. Under the Investment Company Act of 1940 (1940 Act), the vote of a “majority of the outstanding voting securities” means the affirmative vote of the lesser of (a) 67% or more of the voting securities present at the Meeting or represented by proxy if the holders of more than 50% of the outstanding voting securities are present or represented by proxy or (b) more than 50% of the outstanding voting securities. Approval of Proposal 5 requires the affirmative vote of a majority of the shares of the appropriate fund voted in person or by proxy at the Meeting. With respect to Proposals 2, 3, 4, and 5, votes to ABSTAIN and broker non-votes will have the same effect as votes cast AGAINST the Proposals. With respect to Proposal 1, votes to ABSTAIN and broker non-votes will have no effect.

PROPOSAL 1

TO ELECT A BOARD OF TRUSTEES

The purpose of this proposal is to elect a Board of Trustees that would combine oversight of your fund(s) with Fidelity’s broader equity and high income funds under a single Board of Trustees. You have received this proxy statement because you own one or more Fidelity sector fund(s) and you are being asked to elect a Board of Trustees to oversee your funds.

Fidelity’s fund business and the broader fund marketplace continue to expand and evolve. As a result, the Trustees of Fidelity’s Sector Portfolios, together with the Trustees of Fidelity’s Equity and High Income Funds, have been considering ways to structure oversight in a manner that ensures Fidelity’s fund shareholders will continue to be well served by Trustees in the years ahead. As a result of its considerations, the Trustees of Fidelity’s Sector Portfolios – with the support of Fidelity – have made a decision to combine oversight of their funds with Fidelity’s Equity and High Income Funds under a combined Board. The combined Board will oversee nearly all of Fidelity’s equity, sector and high income funds (279 funds with approximate assets of over $1.1 trillion as of August 1, 2017).

The Board’s decision was based on several factors. First, combining the separate Boards will provide an opportunity for the funds to realize savings. More specifically, the significant increase in assets will allow the existing fees and expenses of the Independent Trustees as well as certain other expenses (e.g., insurance premiums) to be spread over a larger asset base. Also, nominating current Equity and High Income Trustees allows the funds to avoid the time and expense typically associated with identifying independent trustee candidates and provides the funds with a succession plan that includes Trustees with significant experience overseeing a broad range of Fidelity funds. Consolidating oversight of Fidelity’s diverse equity and high income products under a combined Board will also allow for the realization of greater efficiencies in the implementation, operation and oversight of Fidelity’s diverse and expanding equity and high income product line.

Additionally, incorporating members of Fidelity’s Equity and High Income Board will add to the Board’s breadth and depth of expertise. Currently, the Sector Portfolios Board oversees Fidelity’s sector and equity exchange-traded offerings and certain index funds only. The combined Board will incorporate members with a deep understanding of Fidelity’s numerous other equity disciplines. Combined, the Equity and High Income Trustee nominees have over 83 years’ experience overseeing these disciplines. The Trustees believe that all of Fidelity’s equity, sector and high income funds will benefit from the breadth and depth of knowledge as well as the experience of the Trustees of the combined Board.

Each proposed Trustee for the combined Board currently serves as Trustee on one of the current Boards. The 1940 Act requires that a shareholder meeting be held to elect Trustees. The funds will begin to operate under the combined Board on or about March 1, 2018, or, if later, immediately after the last election is held to elect Trustees in connection with this proposal for Fidelity’s Sector Portfolios. The Trustees fully expect that the environment of strong governance of the funds and protection of the interests of fund shareholders will continue under the combined Board.

Pursuant to the provisions of the Declaration of Trust of each trust, the Trustees have currently fixed the number of Trustees at 11 to accommodate each of the nominees discussed below. It is intended that the enclosed proxy will be voted for the nominees listed below unless such authority has been withheld in the proxy.

Appendix J shows the composition of the Board of Trustees of each trust and the length of service of each Trustee and member of the Advisory Board, if any. The trusts’ Governance and Nominating Committee recommended Mr. Donahue, a current Trustee or member of the Advisory Board of each trust, as applicable.

James C. Curvey, Dennis J. Dirks, Alan J. Lacy, Ned C. Lautenbach, Joseph Mauriello, Charles S. Morrison, Cornelia M. Small, and David M. Thomas are currently Trustees of Fidelity’s Equity and High Income Funds. Another executive officer of FMR LLC recommended Messrs. Curvey and Morrison. The trusts’ Governance and Nominating Committee recommended Messrs. Dirks, Lacy, Lautenbach, Mauriello, and Thomas and Ms. Small.

As of September 1, 2017, Messrs. Smith and Wiley oversee 90 Fidelity funds, including the funds in this proxy statement. As of September 1, 2017, Mr. Donahue oversees 7 Fidelity funds as Trustee and is a member of the Advisory Board of 83 Fidelity funds, including the funds in this proxy statement. If elected, Messrs. Smith, Wiley, and Donahue will oversee 90 Fidelity funds (until such time as they are elected Trustee of Fidelity’s Equity and High Income Funds). As of September 1, 2017, Messrs. Curvey, Dirks, Lacy, Lautenbach, Mauriello, Morrison, and Thomas and Ms. Small oversee 190 Fidelity funds as Trustee, which do not include the funds in this proxy statement, and if elected will oversee 280 Fidelity funds.

In the election of Trustees, those nominees receiving the highest number of votes cast at the Meeting, provided a quorum is present, shall be elected.

The nominees you are being asked to elect as Trustees of the funds are as follows:

Interested Nominees*:

Correspondence intended for each Interested Nominee (that is, the nominees that are interested persons (as defined in the 1940 Act)) may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

James C. Curvey (1935)

Mr. Curvey also serves as Trustee of other Fidelity funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)

Mr. Morrison also serves as Trustee of other funds. He serves as President of Fidelity Management & Research Company (FMR) (investment adviser firm, 2016-present), a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity’s Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity’s Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity’s Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity’s Bond Division.

*	Determined to be an “Interested Nominee” by virtue of, among other things, his affiliation with the trusts or various entities under common control with Fidelity SelectCo, LLC (SelectCo) and FMR.

+	The information includes each nominee’s principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the nominee’s qualifications to serve as a Trustee, which led to the conclusion that the nominee should serve as a Trustee for each fund.

Independent Nominees:

Correspondence intended for each Independent Nominee (that is, the nominees that are not interested persons (as defined in the 1940 Act)) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Mr. Dirks also serves as Trustee of other Fidelity funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), as a member of the Independent Directors Council (IDC) Governing Council (2010-2015), and as a member of the Board of Directors for The Brookville Center for Children’s Services, Inc. (2009-2017). Mr. Dirks is a member of the Finance Committee (2016-present) and Board of Directors (2017-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Mr. Donahue also serves as a Member of the Advisory Board of other Fidelity funds. Mr. Donahue is President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006), and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue serves as a Member (2007-present) and Co-Chairman (2016-present) of the Board of Directors of United Way of New York, Member of the Board of Directors of NYC Leadership Academy (2012-present) and Member of the Board of Advisors of Ripple Labs, Inc. (financial services, 2015-present). He also served as Chairman (2010-2012) and Member of the Board of Directors (2012-2013) of Omgeo, LLC (financial services), Treasurer of United Way of New York (2012-2016), and Member of the Board of Directors of XBRL US (financial services non-profit, 2009-2012) and the International Securities Services Association (2009-2012).

Alan J. Lacy (1953)

Mr. Lacy also serves as Trustee of other Fidelity funds. Mr. Lacy serves as a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2014-2017) and a member (2010-2017) of the Board of Directors of Dave & Buster’s Entertainment, Inc. (restaurant and entertainment complexes), as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association, and as a member of the Board of Directors for The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), Earth Fare, Inc. (retail grocery, 2010-2014), and The Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)

Mr. Lautenbach also serves as Trustee of other Fidelity funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of Artis-Naples in Naples, Florida (2012-present), a member of the Council on Foreign Relations (1994-present), and currently Vice Chair of the Board of Governors, State University System of Florida (2013-present). Previously, Mr. Lautenbach was a Partner and Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007). Mr. Lautenbach also had a 30-year career with IBM (technology company) during which time he served as Senior Vice President and a member of the Corporate Executive Committee (1968-1998).

Joseph Mauriello (1944)

Mr. Mauriello also serves as Trustee of other Fidelity funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Cornelia M. Small (1944)

Ms. Small also serves as Trustee of other Fidelity funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

Garnett A. Smith (1947)

Mr. Smith also serves as Trustee of other Fidelity funds. Prior to Mr. Smith’s retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith served as a Member of the Advisory Board of certain Fidelity funds (2012-2013) and as a board member of the Jackson Hole Land Trust (2009-2012).

David M. Thomas (1949)

Mr. Thomas also serves as Trustee of other Fidelity funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

Michael E. Wiley (1950)

Chairman of the Independent Trustees (since 2013)

Mr. Wiley also serves as Trustee of other Fidelity funds. Mr. Wiley serves as a Director of Andeavor Corporation (independent oil refiner and marketer, 2005-present), a Director of Andeavor Logistics LP (natural resources logistics, 2015-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Trustee of other Fidelity funds (2008-2013), as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-2013), as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

+	The information includes the nominee’s principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the nominee’s qualifications to serve as a Trustee, which led to the conclusion that the nominee should serve as a Trustee for each fund.

As of July 31, 2017, the Trustees and nominees for election as Trustees and the officers of the trusts and each fund owned, in the aggregate, less than 1% of each fund’s outstanding shares.

During the period December 1, 2015 through August 31, 2017, no transactions were entered into by Trustees and nominees as Trustee of the trust involving more than 1% of the voting common, non-voting common and equivalent stock, or preferred stock of FMR LLC.

If elected, the Trustees will hold office without limit in time, except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. In case a vacancy shall for any reason exist, the remaining Trustees will fill such vacancy by appointing another Trustee, so long as, immediately after such appointment, at least two-thirds of the Trustees have been elected by shareholders. If, at any time, less than a majority of the Trustees holding office has been elected by the shareholders, the Trustees then in office will promptly call a shareholders’ meeting for the purpose of electing a Board of Trustees. Otherwise, there will normally be no meeting of shareholders for the purpose of electing Trustees. Advisory Board Members hold office without limit in time except that any Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees.

Appendix J shows the composition of the Board of Trustees of each trust and the length of service of each Trustee (see Appendix A for a list of each fund’s fiscal year end and Appendix K for the number of Board meetings held during each fund’s last fiscal year). Following the election, it is expected that each trust’s board will include two Interested Trustees and nine Independent Trustees and will meet at least four times a year at regularly scheduled meetings.

For more information about the current Trustees who are not nominees in this Proxy Statement, please see “Trustees, Advisory Board Members, and Officers of the Funds.” For information about the funds’ current Board structure and risk oversight function, and current standing committees of the funds’ Trustees, refer to the section entitled “Board Structure and Oversight Function and Standing Committees of the Funds’ Trustees.”

The dollar range of equity securities beneficially owned as of July 31, 2017 by each nominee and Trustee in each fund and in all funds in the aggregate within the same fund family overseen or to be overseen by the nominee is included in Appendix L.

Trustee compensation information for each fund covered by this proxy statement is included in Appendix M.

The Board of Trustees recommends that shareholders vote FOR Proposal 1.

PROPOSAL 2

TO ELIMINATE A FUNDAMENTAL INVESTMENT POLICY

Fidelity Advisor® Biotechnology Fund, Fidelity Advisor® Communications Equipment Fund, Fidelity Advisor® Consumer Discretionary Fund, Fidelity Advisor® Energy Fund, Fidelity Advisor® Financial Services Fund, Fidelity Advisor® Health Care Fund, Fidelity Advisor® Industrials Fund, Fidelity Advisor® Semiconductors Fund, Fidelity Advisor® Technology Fund, Fidelity Advisor® Utilities Fund, Air Transportation Portfolio, Automotive Portfolio, Banking Portfolio, Biotechnology Portfolio, Brokerage and Investment Management Portfolio, Chemicals Portfolio, Communications Equipment Portfolio, Computers Portfolio, Construction and Housing Portfolio, Consumer Discretionary Portfolio, Consumer Finance Portfolio, Consumer Staples Portfolio, Defense and Aerospace Portfolio, Energy Portfolio, Energy Service Portfolio, Environment and Alternative Energy Portfolio, Financial Services Portfolio, Gold Portfolio, Health Care Portfolio, Health Care Services Portfolio, Industrial Equipment Portfolio, Industrials Portfolio, Insurance Portfolio, IT Services Portfolio, Leisure Portfolio, Materials Portfolio, Medical Equipment and Systems Portfolio, Multimedia Portfolio, Natural Gas Portfolio, Natural Resources Portfolio, Pharmaceuticals Portfolio, Retailing Portfolio, Semiconductors Portfolio, Software and IT Services Portfolio, Technology Portfolio, Telecommunications Portfolio, Transportation Portfolio, Utilities Portfolio, and Wireless Portfolio

The purpose of this proposal is to eliminate the fund’s fundamental investment policy to invest primarily in certain types of investments. With the exception of four funds as discussed below, eliminating the fundamental investment policy will not affect how the funds are managed.

Each fund listed above is designed to offer targeted exposure to the stocks of companies in specific segments of the economy, including sectors, industry groups, industries and sub-industries. Companies within a particular segment of the economy are grouped together based on their type of business. These segments are maintained by independent third-party research firms and are periodically updated to ensure the classification structure continues to represent the global equity markets.

Under Securities and Exchange Commission (SEC) rules, each fund is required to have a policy to invest, under normal circumstances, at least 80% of its assets in the particular type of investments, or in investments in the particular industry or industries, suggested by its name (this type of investment policy is commonly referred to as a “name test policy”). Each fund’s name test policy can only be changed with approval of the fund’s Board and 60 days’ prior notice to shareholders. Separately, each fund has also approved a policy of investing primarily in companies engaged in specified activities that are suggested by its name. Each fund’s “invest primarily” policy is fundamental, which means that it can only be changed after approval by the fund’s shareholders. Each fund’s fundamental “invest primarily” policy is set forth in Appendix N.

Because each fund’s fundamental “invest primarily” policy can only be changed with shareholder approval, it is difficult for the fund to update its investment policies in response to changes to the market segment to which it offers exposure. As a result, each fund is proposing to eliminate its “invest primarily” policy. By eliminating this policy, each fund will be able to react in a timely and cost-effective manner to updates to its particular market segment that may create disconnects between the fund’s investment policies and the industry groups, industries and sub-industries in which it may invest. To the extent that changes to a market segment require a fund to modify its name test policy, shareholders will receive 60 days’ prior notice before any change is implemented. With the exception of Brokerage and Investment Management Portfolio, Medical Equipment and Systems Portfolio, Semiconductors Portfolio, and Fidelity Advisor Semiconductors Fund, there is no present intention to change the way in which any fund is currently managed if the proposal is approved. Elimination of the “invest primarily” policy would bring the funds’ name test policies in line with those of all other Fidelity funds.

For each of Brokerage and Investment Management Portfolio, Medical Equipment and Systems Portfolio, Semiconductors Portfolio, and Fidelity Advisor Semiconductors Fund, the Board has approved certain changes to the fund’s name test policy and certain related changes to the funds, as set forth below, that will take effect only if shareholders approve the proposal to eliminate the fund’s fundamental “invest primarily” policy. Shareholders are not being asked to approve these changes directly, but rather if shareholders approve the elimination of a fund’s fundamental “invest primarily” policy, the investment adviser will implement these changes.

Fund	Proposed Name Change	Proposed New Name Test and Explanatory Disclosure (New language is in bold and deleted language is [bracketed].)
Brokerage and Investment Management Portfolio	No change

The fund normally invests at least 80% of its assets in securities of companies principally engaged in the exchange of financial instruments, stock brokerage, commodity brokerage, investment banking, tax-advantaged investment or investment sales, investment management, or related investment advisory and financial decision support services.

These companies may include, for example, investment management firms; institutions providing custody services; investment banks; brokerage and asset management firms; financial exchanges for securities, commodities, derivatives and other financial instruments; and other financial institutions primarily engaged in capital markets including providers of financial decision support tools, products, and ratings.

Medical Equipment and Systems Portfolio	Medical Technology and Devices Portfolio

The fund normally invests at least 80% of its assets in securities of companies principally engaged in research, development, manufacture, distribution, supply or sale of medical equipment, [and] devices, and related technologies, companies enabling drug discovery, and companies providing information technology services primarily to health care providers.

These companies may include, for example, manufacturers of health care equipment and supplies including drug delivery systems and eye care products, firms providing services directly related to the pharmaceutical and biotechnology industries, and companies providing applications, systems and/or data processing software, and IT consulting services and tools to doctors, hospitals and health care businesses.

Semiconductors Portfolio (formerly Electronics Portfolio)	No change

The fund normally invests at least 80% of its assets in securities of companies principally engaged in the design, manufacture, or sale of semiconductors and semiconductor equipment [electronic components (semiconductors, connectors, printed circuit boards and other components); equipment vendors to electronic component manufacturers; electronic component distributors; and electronic instruments and electronic systems vendors].

These companies may include, for example, manufacturers of [semiconductor and] semiconductor equipment [manufacturers and manufacturers of electronic equipment, instruments or components] and related products.

Fidelity Advisor Semiconductors Fund (formerly Fidelity Advisor Electronics Fund)	No change	Same changes as Semiconductors Portfolio

For Brokerage and Investment Management Portfolio and Medical Equipment and Systems Portfolio, the changes will expand the universe of potential investment opportunities while remaining consistent with the fund’s general investment theme. SelectCo believes a broader investment focus for these funds will present more investment opportunities and help ensure each fund’s investment focus and strategy remains viable over the long term. These changes will also enable each fund to invest consistently with the market segment to which it offers exposure. Recently, MSCI, the benchmark provider for Brokerage and Investment Management Portfolio, broadened the fund’s performance benchmark along these same parameters. Broadening the fund policies that define its investment universe will allow the fund to stay aligned with its performance benchmark.

For Semiconductors Portfolio and Fidelity Advisor Semiconductors Fund, the modification to each fund’s name test policy to focus on “semiconductors” rather than “electronics” would better communicate each fund’s long term investment focus and positioning in the marketplace, as also reflected in the recent change to each fund’s name. The electronics industry has evolved dramatically over the past few decades and the term “electronics” is a broad term that could apply to many companies in many different industries. In contrast, the term “semiconductors” more fully describes each fund’s investment focus on manufacturers of semiconductors and related products and of semiconductor equipment. The changes will modestly narrow the investment focus of the funds.

In the event shareholders of Brokerage and Investment Management Portfolio, Medical Equipment and Systems Portfolio, Semiconductors Portfolio, or Fidelity Advisor Semiconductors Fund do not approve the elimination of the fundamental “invest primarily” policy, the changes described above will not go into effect for the fund. If shareholders of a fund approve the proposal, the changes described above for that fund will take effect, and future changes to the types of securities in which the fund primarily invests could also be made with approval of the fund’s Board, but without shareholder approval. Shareholders would receive 60 days’ notice of any change that results in a change to the fund’s name test policy.

Conclusion. The Board of Trustees has concluded that the proposal will benefit each fund and its shareholders. The Trustees recommend voting FOR the proposal. With respect to each fund, if the elimination of the fundamental “invest primarily” policy is approved by shareholders, the change (including the additional changes described above for Brokerage and Investment Management Portfolio, Medical Equipment and Systems Portfolio, Semiconductors Portfolio, and Fidelity Advisor Semiconductors Fund) will take effect on January 1, 2018, or on the first day of the month following shareholder approval if the meeting is adjourned. If Proposal 2 is not approved by a fund’s shareholders, the “invest primarily” policy will remain a fundamental policy for that fund. For funds voting on one or more of Proposals 2, 3, and 4, no proposal is contingent on one another, meaning that a proposal will be implemented if approved by a fund’s shareholders, even if that fund’s shareholders have not also approved the other proposal(s).

PROPOSAL 3

TO MODIFY THE FUND’S FUNDAMENTAL CONCENTRATION POLICY

Fidelity Advisor Biotechnology Fund, Fidelity Advisor Semiconductors Fund, Air Transportation Portfolio, Automotive Portfolio, Biotechnology Portfolio, Brokerage and Investment Management Portfolio, Chemicals Portfolio, Computers Portfolio, Defense and Aerospace Portfolio, Energy Portfolio, Energy Service Portfolio, Financial Services Portfolio, Gold Portfolio, Health Care Portfolio, Health Care Services Portfolio, Industrial Equipment Portfolio, Insurance Portfolio, Leisure Portfolio, Medical Equipment and Systems Portfolio, Multimedia Portfolio, Natural Gas Portfolio, Natural Resources Portfolio, Pharmaceuticals Portfolio, Retailing Portfolio, Semiconductors Portfolio, Software and IT Services Portfolio, Technology Portfolio, Telecommunications Portfolio, Transportation Portfolio, Utilities Portfolio, and Wireless Portfolio

The purpose of this proposal is to modify the industry concentration policy for each fund listed above to standardize the concentration policies for the Fidelity sector funds. The 1940 Act requires funds to state a policy regarding concentration of investments in a particular industry, and to make the policy fundamental (changeable only by shareholder vote). The SEC has taken the position that a fund that invests more than 25% of its total assets in a particular industry is concentrating its investments.

Each fund listed above has a fundamental concentration policy that refers generically to the fund’s investment strategy, while the concentration policies for the other Fidelity sector funds cite specific industries. The Board, including the Independent Trustees, has approved, and recommends that shareholders approve, proposed changes to the applicable funds’ concentration policies to standardize the approach with that used by the other Fidelity sector funds.

As described above in Proposal 2, each fund is designed to offer targeted exposure to stocks of companies in specific sector, industry, or sub-industry groups. By modifying the concentration policy as proposed, each fund’s concentration policy will specifically cite the fund’s name while providing flexibility in determining whether an issuer is principally engaged in activities related to the named industry.

The proposed concentration policies would simply describe more explicitly how the funds already invest. There is no present intention to change the way in which any fund is currently managed or otherwise change a fund’s investment policies if the proposal is approved by that fund’s shareholders. In this regard, the changes to Brokerage and Investment Management Portfolio, Medical Equipment and Systems Portfolio, Semiconductors Portfolio, and Fidelity Advisor Semiconductors Fund described above under Proposal 2 will take effect if Proposal 2 is approved by the applicable fund’s shareholders, regardless of whether the fund’s shareholders also approve Proposal 3. However, if Proposal 3 is approved by Medical Equipment and Systems Portfolio’s shareholders, the specific language included in the fund’s revised concentration policy is dependent on whether Proposal 2 has been approved by the fund’s shareholders. Specifically, if shareholders of Medical Equipment and Systems Portfolio approve Proposal 3 and not Proposal 2, the revised concentration policy will reflect the fund’s current name, but if shareholders approve both proposals, the revised policy will reflect the fund’s new name.

The proposed changes to each fund’s concentration policy are set forth in the chart below (new language is bold and deleted language is [bracketed]). Each fund’s concentration policy would continue to be subject to the “look through” and other interpretive disclosure included in the fund’s current statement of additional information.

Fidelity Advisor Biotechnology Fund	The fund may not purchase the securities of any issuer if, as a result, less than 25% of the fund’s total assets would be invested in the securities of issuers principally engaged in the [business activities having the specific characteristics denoted by the fund] biotechnology industries.

Fidelity Advisor Semiconductors Fund	The fund may not purchase the securities of any issuer if, as a result, less than 25% of the fund’s total assets would be invested in the securities of issuers principally engaged in the [business activities having the specific characteristics denoted by the fund] semiconductors industries.

Air Transportation Portfolio	The fund may not purchase the securities of any issuer if, as a result, less than 25% of the fund’s total assets would be invested in the securities of issuers principally engaged in the [business activities having the specific characteristics denoted by the fund] air transportation industries.

Automotive Portfolio	The fund may not purchase the securities of any issuer if, as a result, less than 25% of the fund’s total assets would be invested in the securities of issuers principally engaged in the [business activities having the specific characteristics denoted by the fund] automotive industries.

Biotechnology Portfolio	The fund may not purchase the securities of any issuer if, as a result, less than 25% of the fund’s total assets would be invested in the securities of issuers principally engaged in the [business activities having the specific characteristics denoted by the fund] biotechnology industries.

Brokerage and Investment Management Portfolio	The fund may not purchase the securities of any issuer if, as a result, less than 25% of the fund’s total assets would be invested in the securities of issuers principally engaged in the [business activities having the specific characteristics denoted by the fund] brokerage and investment management industries.

Chemicals Portfolio	The fund may not purchase the securities of any issuer if, as a result, less than 25% of the fund’s total assets would be invested in the securities of issuers principally engaged in the [business activities having the specific characteristics denoted by the fund] chemicals industries.

Computers Portfolio	The fund may not purchase the securities of any issuer if, as a result, less than 25% of the fund’s total assets would be invested in the securities of issuers principally engaged in the [business activities having the specific characteristics denoted by the fund] computers industries.

Defense and Aerospace Portfolio	The fund may not purchase the securities of any issuer if, as a result, less than 25% of the fund’s total assets would be invested in the securities of issuers principally engaged in the [business activities having the specific characteristics denoted by the fund] defense and aerospace industries.

Energy Portfolio	The fund may not purchase the securities of any issuer if, as a result, less than 25% of the fund’s total assets would be invested in the securities of issuers principally engaged in the [business activities having the specific characteristics denoted by the fund] energy industries.

Energy Service Portfolio	The fund may not purchase the securities of any issuer if, as a result, less than 25% of the fund’s total assets would be invested in the securities of issuers principally engaged in the [business activities having the specific characteristics denoted by the fund] energy service industries.

Financial Services Portfolio	The fund may not purchase the securities of any issuer if, as a result, less than 25% of the fund’s total assets would be invested in the securities of issuers principally engaged in the [business activities having the specific characteristics denoted by the fund] financial services industries.

Gold Portfolio	The fund may not purchase the securities of any issuer if, as a result, less than 25% of the fund’s total assets would be invested in the securities of issuers principally engaged in the [business activities having the specific characteristics denoted by the fund] gold industries.

Health Care Portfolio	The fund may not purchase the securities of any issuer if, as a result, less than 25% of the fund’s total assets would be invested in the securities of issuers principally engaged in the [business activities having the specific characteristics denoted by the fund] health care industries.

Health Care Services Portfolio	The fund may not purchase the securities of any issuer if, as a result, less than 25% of the fund’s total assets would be invested in the securities of issuers principally engaged in the [business activities having the specific characteristics denoted by the fund] health care services industries.

Industrial Equipment Portfolio	The fund may not purchase the securities of any issuer if, as a result, less than 25% of the fund’s total assets would be invested in the securities of issuers principally engaged in the [business activities having the specific characteristics denoted by the fund] industrial equipment industries.

Insurance Portfolio	The fund may not purchase the securities of any issuer if, as a result, less than 25% of the fund’s total assets would be invested in the securities of issuers principally engaged in the [business activities having the specific characteristics denoted by the fund] insurance industries.

Leisure Portfolio	The fund may not purchase the securities of any issuer if, as a result, less than 25% of the fund’s total assets would be invested in the securities of issuers principally engaged in the [business activities having the specific characteristics denoted by the fund] leisure industries.

Medical Equipment and Systems Portfolio

If shareholders approve Proposal 2:

The fund may not purchase the securities of any issuer if, as a result, less than 25% of the fund’s total assets would be invested in the securities of issuers principally engaged in the [business activities having the specific characteristics denoted by the fund] medical technology and devices industries.

If shareholders do not approve Proposal 2:

The fund may not purchase the securities of any issuer if, as a result, less than 25% of the fund’s total assets would be invested in the securities of issuers principally engaged in the [business activities having the specific characteristics denoted by the fund] medical equipment and systems industries.

Multimedia Portfolio	The fund may not purchase the securities of any issuer if, as a result, less than 25% of the fund’s total assets would be invested in the securities of issuers principally engaged in the [business activities having the specific characteristics denoted by the fund] multimedia industries.

Natural Gas Portfolio	The fund may not purchase the securities of any issuer if, as a result, less than 25% of the fund’s total assets would be invested in the securities of issuers principally engaged in the [business activities having the specific characteristics denoted by the fund] natural gas industries.

Natural Resources Portfolio	The fund may not purchase the securities of any issuer if, as a result, less than 25% of the fund’s total assets would be invested in the securities of issuers principally engaged in the [business activities having the specific characteristics denoted by the fund] natural resources industries.

Pharmaceuticals Portfolio	The fund may not purchase the securities of any issuer if, as a result, less than 25% of the fund’s total assets would be invested in the securities of issuers principally engaged in the [business activities having the specific characteristics denoted by the fund] pharmaceuticals industries.

Retailing Portfolio	The fund may not purchase the securities of any issuer if, as a result, less than 25% of the fund’s total assets would be invested in the securities of issuers principally engaged in the [business activities having the specific characteristics denoted by the fund] retailing industries.

Semiconductors Portfolio	The fund may not purchase the securities of any issuer if, as a result, less than 25% of the fund’s total assets would be invested in the securities of issuers principally engaged in the [business activities having the specific characteristics denoted by the fund] semiconductors industries.

Software and IT Services Portfolio	The fund may not purchase the securities of any issuer if, as a result, less than 25% of the fund’s total assets would be invested in the securities of issuers principally engaged in the [business activities having the specific characteristics denoted by the fund] software and information technology services industries.

Technology Portfolio	The fund may not purchase the securities of any issuer if, as a result, less than 25% of the fund’s total assets would be invested in the securities of issuers principally engaged in the [business activities having the specific characteristics denoted by the fund] technology industries.

Telecommunications Portfolio	The fund may not purchase the securities of any issuer if, as a result, less than 25% of the fund’s total assets would be invested in the securities of issuers principally engaged in the [business activities having the specific characteristics denoted by the fund] telecommunications industries.

Transportation Portfolio	The fund may not purchase the securities of any issuer if, as a result, less than 25% of the fund’s total assets would be invested in the securities of issuers principally engaged in the [business activities having the specific characteristics denoted by the fund] transportation industries.

Utilities Portfolio	The fund may not purchase the securities of any issuer if, as a result, less than 25% of the fund’s total assets would be invested in the securities of issuers principally engaged in the [business activities having the specific characteristics denoted by the fund] utilities industries.

Wireless Portfolio	The fund may not purchase the securities of any issuer if, as a result, less than 25% of the fund’s total assets would be invested in the securities of issuers principally engaged in the [business activities having the specific characteristics denoted by the fund] wireless industries.

Conclusion. The Board of Trustees has concluded that the proposal will benefit each fund and its shareholders. The Trustees recommend voting FOR the proposal. With respect to each fund, if Proposal 3 is approved by shareholders, the proposed change will take effect on January 1, 2018 or on the first day of the month following shareholder approval if the meeting is adjourned. If the modification to the fundamental concentration policy is not approved by a fund’s shareholders, the existing concentration policy will remain in effect for that fund. For funds voting on one or more of Proposals 2, 3, and 4, no proposal is contingent on one another, meaning that a proposal will be implemented if approved by a fund’s shareholders, even if that fund’s shareholders have not also approved the other proposal(s). However, as described above, if Proposal 3 is approved by Medical Equipment and Systems Portfolio’s shareholders, the specific language included in the fund’s revised concentration policy is dependent on whether shareholders of the fund have also approved Proposal 2.

PROPOSAL 4

TO CHANGE THE FUND FROM A DIVERSIFIED FUND TO A NON-DIVERSIFIED FUND

Fidelity Advisor Financial Services Fund, Fidelity Advisor Health Care Fund, Banking Portfolio, Financial Services Portfolio, Natural Resources Portfolio, Fidelity MSCI Industrials Index ETF, and Fidelity Nasdaq Composite Index® Tracking Stock

The purpose of this proposal is to eliminate each fund’s fundamental policy concerning diversification so that the fund would be allowed to return to operating as a “non-diversified” fund. If shareholders approve this proposal, each fund would be able to focus its investments more heavily in securities of fewer issuers. When each fund was initially launched, it was classified as “non-diversified.” Subsequent to launch, each fund automatically re-classified as “diversified” by operation of law.

Generally, diversification reduces risk and non-diversification increases risk. You are being asked to change each fund from diversified to non-diversified, or to make it potentially a riskier fund.

This proposal is intended to empower the investment adviser to decide to allocate risk in relation to expected return with the freedom to invest larger portions of each fund’s portfolio in a single issuer. Though it is an unlikely scenario, in theory the investment adviser could potentially invest up to 25% of the fund’s assets in two issuers.

The main purpose of this flexibility is to allow each fund to take over 5% positions that in the aggregate exceed 25% of fund assets. The investment adviser believes that this increased investment flexibility may provide opportunities to enhance the fund’s performance or, in the case of index funds, allow the fund to track the index more closely if the index becomes more concentrated than the current limit would allow. Of course, if the investment adviser invests a significant percentage of the fund’s assets in a single issuer, the fund’s performance would be closely tied to the market value of that issuer, and could be more volatile (riskier) than the performance of diversified funds. Investing a larger percentage of the fund’s assets in a single issuer’s securities increases the fund’s exposure to credit and other risks associated with that issuer’s financial condition and business operations. The investment adviser will use this increased flexibility to acquire larger positions in the securities of a single issuer only if and when it believes doing so justifies the risks involved.

Each fund currently is “diversified,” as defined in the 1940 Act. As a 1940 Act diversified fund, the fund must invest at least 75% of its assets so that no more than 5% of its total assets is invested in the securities of any one issuer. As to the remaining 25% of total assets, there is no limitation on the amount of assets the fund may invest in a single issuer. The principal difference between a diversified fund and a non-diversified fund is that a non-diversified fund may invest over 5% of its assets in a greater number of issuers.

Each fund’s current fundamental diversification limitation is as follows:

“The fund may not with respect to 75% of the fund’s total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or securities of other investment companies) if, as a result, (a) more than 5% of the fund’s total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer.”

Because the above investment policy is fundamental, it cannot be changed or eliminated without shareholder approval. The Trustees, including all of the Independent Trustees, recommend that shareholders vote to eliminate the above limitation for each fund.

If shareholders approve this proposal, the investment adviser may operate each fund as non-diversified or it may not. The investment adviser will reserve the freedom of action to operate the fund as non-diversified only if and when the investment adviser believes it would be in shareholders’ best interests to do so, provided that if the investment adviser does not operate the fund as non-diversified within three years of shareholder approval, 1940 Act rules will require the investment adviser to again seek shareholder approval to reserve the freedom of action to operate the fund as non-diversified.

If shareholders approve this proposal, the Trustees, including all of the Independent Trustees, intend to adopt the following non-fundamental limitation concerning diversification for each fund:

“In order to qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended, the fund currently intends to comply with certain diversification limits imposed by Subchapter M.”

Under Subchapter M (the tax code), each fund is now (and will remain) restricted to holding 25% of its assets in any one issuer and to holding no more than two 25% positions. The tax code requirements are generally applied at the end of each quarter of the fund’s taxable year.

The proposal would, as a legal matter, also allow each fund to hold a greater number of over 10% positions in the voting securities of an issuer. The investment adviser does not currently expect that approval of this proposal will materially affect the way in which the fund is managed with regard to the number of over 10% positions.

Conclusion. The Board of Trustees has concluded that the proposal will benefit the fund and its shareholders. The Trustees recommend voting FOR the proposal. If Proposal 4 is approved by shareholders, the proposed change will take effect on January 1, 2018, or on the first day of the month following shareholder approval if the meeting is adjourned. For funds voting on one or more of Proposals 2, 3, and 4, no proposal is contingent on one another, meaning that a proposal will be implemented if approved by a fund’s shareholders, even if that fund’s shareholders have not also approved the other proposal(s).

PROPOSAL 5

SHAREHOLDER PROPOSAL REQUESTING THAT THE BOARD OF TRUSTEES INSTITUTE PROCEDURES TO AVOID HOLDING INVESTMENTS IN COMPANIES THAT, IN MANAGEMENT’S JUDGMENT, SUBSTANTIALLY CONTRIBUTE TO GENOCIDE OR CRIMES AGAINST HUMANITY

Fidelity Real Estate Investment Portfolio, Fidelity Telecom and Utilities Fund, Computers Portfolio, and Health Care Portfolio

Certain shareholders of Fidelity Real Estate Investment Portfolio, Fidelity Telecom and Utilities Fund, Computers Portfolio, and Health Care Portfolio (for purposes of Proposal 5 only, each a “Fund”) have advised the Funds that they intend to present the following shareholder proposal at the Meeting. For the reasons set forth after the proposal, the Board of Trustees recommends a vote “AGAINST” the proposal. No Fund is responsible for the contents of the proposal or the supporting statements. A Fund will provide the names, addresses, and shareholdings (to the Fund’s knowledge) of the proponents of a shareholder proposal upon written request sent to the Secretary of the Fund, attention “Fund Shareholder Meetings,” 245 Summer Street, Mailzone V10A, Boston, Massachusetts 02210, or by calling 1-617-563-9021.

Proposal

WHEREAS

We believe that:

1. Investors do not want their investments to help fund genocide.

a) While reasonable people may disagree about socially responsible investing, few want their investments to help fund genocide.

b) KRC Research’s 2010 study showed that 88% of respondents want their mutual funds to be genocide-free.

c) Millions of Fidelity investors have voted for genocide-free investing proposals, submitted by supporters of Investors Against Genocide, despite active management opposition. As many as 29% of Fidelity shareholders voted in favor in 2013 and 31% in 2008.

d) In 2012, a genocide-free investing proposal at an ING mutual fund passed decisively, 59.8% to 10.7% with 29.5% abstaining.

2. The example of PetroChina shows that current policies do not adequately support genocide-free investing because Fidelity and the funds it manages:

a) Are large and long-term investors in PetroChina. PetroChina, through its controlling shareholder, China National Petroleum Company, is Sudan’s largest business partner, thereby helping fund ongoing government-sponsored genocide and crimes against humanity.

b) Unnecessarily expose shareholders to the significant financial, operational and reputational risks of the China National Petroleum group’s operations in areas affected by genocide and mass atrocities.

c) Actively opposed earlier shareholder requests for genocide-free investing.

d) Continued to buy shares of problem companies even after becoming aware of the investments’ connection to genocide in the Darfur region of Sudan.

e) Claimed to have a policy addressing extreme human rights issues, but has taken no action to avoid problem investments.

f) Made investments in PetroChina that, while legal, are inconsistent with U.S. sanctions explicitly prohibiting transactions relating to Sudan’s petroleum industry.

3. Individuals, through ownership of shares of Fidelity funds, may inadvertently invest in companies that help support genocide. With no policy to prevent these investments, Fidelity may at any time add or increase holdings in problem companies.

4. No sound reasons prevent having a genocide-free investing policy because:

a) Ample alternative investments exist.

b) Avoiding problem companies need not have a significant effect on investment performance, as shown in Gary Brinson’s classic asset allocation study.

c) Only a handful of Fidelity’s U.S. funds would be affected, because most of Fidelity’s holdings of problem companies such as PetroChina are by Fidelity funds sold outside the U.S.

d) Appropriate disclosure can address any legal concerns regarding the exclusion of problem companies.

e) Management can easily obtain independent assessments to identify companies connected to genocide.

f) Other large financial firms such as T. Rowe Price and TIAA-CREF have avoided investments connected to genocide by divesting problem companies such as PetroChina.

5. Investor action can influence foreign governments, as in South Africa, Similar action on Talisman Energy helped end the conflict in South Sudan.

RESOLVED

Shareholders request that the Board institute transparent procedures to avoid holding investments in companies that, in management’s judgment, substantially contribute to genocide or crimes against humanity, the most egregious violations of human rights. Such procedures may include time-limited engagement with problem companies if management believes that their behavior can be changed.

* * *

Statement of Opposition

SelectCo, as investment adviser to the Funds, seeks to achieve the best investment results for each Fund consistent with the stated investment policies of the relevant Fund. In doing so, SelectCo is obligated to limit such Fund’s investments to holdings that are lawful under the laws of the United States. The Board of Trustees has procedures in place to review SelectCo’s performance as investment adviser to the Funds, including each Fund’s compliance with all applicable laws.

United States law prohibits investments in companies owned or controlled by the government of Sudan. SelectCo is committed to complying fully with these investment sanctions and any additional investment sanctions that the United States government might enact with respect to companies doing business in Sudan or any other country.

The Board of Trustees recognizes and respects that investors, including those investing in the Funds, have other investment opportunities open to them should they wish to avoid investments in certain companies or countries. Shareholders of the Funds, however, choose to invest based on the specific stated investment policies of the relevant fund. If adopted, this proposal would limit investments by the Funds that would be lawful under the laws of the United States. For this reason, the Board of Trustees recommends that you vote AGAINST this proposal.

OTHER BUSINESS

The Board knows of no other business to be brought before the Meeting. However, if any other matters properly come before the Meeting, it is the intention that proxies that do not contain specific instructions to the contrary will be voted on such matters in accordance with the judgment of the persons therein designated.

TRUSTEES, ADVISORY BOARD MEMBERS, AND

OFFICERS OF THE FUNDS

Appendix J shows the composition of the Board of Trustees of each trust and the Advisory Board Members, if any, of each trust. The officers of the funds include: Elizabeth Paige Baumann, Marc R. Bryant, William C. Coffey, Jonathan Davis, Adrien E. Deberghes, Joseph DeSantis, Stephanie J. Dorsey, Howard J. Galligan III, James D. Gryglewicz, Brian B. Hogan, Colm A. Hogan, Chris Maher, Rieco E. Mello, Anthony R. Rochte, Stacie M. Smith, Marc L. Spector, and Renee Stagnone. Additional information about Messrs. Smith, Wiley, and Donahue can be found in Proposal 1. Additional information about Mr. Hogan, David A. Rosow, Carol B. Tomé, and the officers of the funds can be found in the following table.

Interested Trustee*:

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Brian B. Hogan (1964)

Chairman of the Board of Trustees (since 2014)

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager. Mr. Brian B. Hogan is not related to Mr. Colm A. Hogan.

*	Determined to be an “Interested Trustee” by virtue of, among other things, his affiliation with the trusts or various entities under common control with SelectCo and FMR.

+	The information includes the Trustee’s principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee’s qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.

Independent Trustees and Advisory Board Member:

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

David A. Rosow (1942)

Mr. Rosow also serves as Trustee of other Fidelity funds. Prior to his retirement in 2006, Mr. Rosow was the Chief Executive Officer, owner and operator of a number of private companies, which encompassed the oil refining, drilling and marketing of petroleum products (including specialty petroleum products), recreation industry, and real estate development. Mr. Rosow currently serves as a Director of Oxbow Carbon LLC (upgraders, marketers, and distributors of petroleum byproducts of the oil refining process, 2015-present) and Oxbridge Academy of the Palm Beaches (2015-present) and serves as its President and CEO. Previously, Mr. Rosow served on the Fairfield Country Day School Board for 27 years, including as its President for 3 years, stepping down in 2006. Mr. Rosow served as Lead Director and Chairman of the Audit Committee of Hudson United Bancorp (1996-2006), Chairman of the Board of Westport Bank and Trust (1992-1996), and as a Director of TD Banknorth (2006-2007). In addition, Mr. Rosow served as a member (2008-2014) and President (2009-2014) of the Town Council of Palm Beach, Florida. Mr. Rosow also served as a Member of the Advisory Board of certain Fidelity funds (2012-2013).

Carol B. Tomé (1957)

Ms. Tomé also serves as a Member of the Advisory Board of other Fidelity funds. Ms. Tomé is Chief Financial Officer (2001-present) and Executive Vice President of Corporate Services (2007-present) of The Home Depot, Inc. (home improvement retailer) and a Director (2003-present) and Chair of the Audit Committee (2004-present) of United Parcel Service, Inc. (package delivery and supply chain management). Previously, Ms. Tomé served as Senior Vice President of Finance and Accounting/Treasurer (2000-2007) and Vice President and Treasurer (1995-2000) of The Home Depot, Inc. and Chair of the Board (2010-2012), Vice Chair of the Board (2009 and 2013), and a Director (2008-2013) of the Federal Reserve Bank of Atlanta. Ms. Tomé is also a director or trustee of many community and professional organizations.

+	The information includes the Trustee’s principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee’s qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.

Officers:

The officers hold office without limit in time, except that any officer may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except for Mr. Rochte, correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Correspondence intended for Mr. Rochte may be sent to SelectCo, 1225 17th Street, Denver, Colorado 80202-5541. Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Marc R. Bryant (1966)

Year of Election or Appointment: 2013/2017

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited and FMR Investment Management (UK) Limited (investment adviser firms, 2015-present) and Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity’s Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

William C. Coffey (1969)

Year of Election or Appointment: 2009/2017

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)

Year of Election or Appointment: 2010/2017

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2013/2017

President and Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin’ Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Joseph DeSantis (1959)

Year of Election or Appointment: 2015/2017

Vice President

Mr. DeSantis also serves as Vice President of other funds. Mr. DeSantis serves as a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), Chief Investment Officer, Equities (2010-present) and is an employee of Fidelity Investments.

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2010/2017

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014/2017

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

James D. Gryglewicz (1972)

Year of Election or Appointment: 2014/2017

Chief Compliance Officer

Mr. Gryglewicz also serves as Chief Compliance Officer of other funds. Mr. Gryglewicz serves as Compliance Officer of Strategic Advisers, Inc. (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present), Senior Vice President of Asset Management Compliance (2009-present), and is an employee of Fidelity Investments (2004-present).

Brian B. Hogan (1964)

Year of Election or Appointment: 2009/2017

Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager. Mr. Brian B. Hogan is not related to Mr. Colm A. Hogan.

Colm A. Hogan (1973)

Year of Election or Appointment: 2016/2017

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan is an employee of Fidelity Investments (2005-present). Mr. Colm A. Hogan is not related to Mr. Brian B. Hogan.

Chris Maher (1972)

Year of Election or Appointment: 2013/2017

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Rieco E. Mello (1969)

Year of Election or Appointment: 2017

Assistant Treasurer

Mr. Mello also serves as Assistant Treasurer of other funds. Mr. Mello is an employee of Fidelity Investments (1995-present).

Anthony R. Rochte (1968)

Year of Election or Appointment: 2013/2017

Vice President

Mr. Rochte also serves as Vice President of other funds. Mr. Rochte serves as President of Fidelity SelectCo, LLC (investment adviser firm, 2012-present) and is an employee of Fidelity Investments (2012-present). Prior to joining Fidelity Investments, Mr. Rochte served as Senior Managing Director and head of State Street Global Advisors’ North American Intermediary Business Group (2006-2012).

Stacie M. Smith (1974)

Year of Election or Appointment: 2013/2017

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Deputy Treasurer of certain Fidelity funds (2013-2016).

Marc L. Spector (1972)

Year of Election or Appointment: 2017

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Renee Stagnone (1975)

Year of Election or Appointment: 2016/2017

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity funds (2013-2016).

BOARD STRUCTURE AND OVERSIGHT FUNCTION AND

STANDING COMMITTEES OF THE FUNDS’ TRUSTEES

Correspondence intended for each Independent Trustee may be sent to the attention of the individual Trustee or to the Board of Trustees at Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each Interested Trustee may be sent to the attention of the individual Trustee or to the Board of Trustees at Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. The current process for collecting and organizing shareholder communications requires that the Board of Trustees receive copies of all communications addressed to it. All communications addressed to the Board of Trustees or any individual Trustee are logged and sent to the Board or individual Trustee, respectively. The funds do not hold annual shareholder meetings and therefore do not have a policy with regard to Trustees’ attendance at such meetings. However, as a matter of practice, at least one Trustee attends special meetings.

Mr. Hogan is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the funds. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The

Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Mr. Wiley serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The funds’ Board currently oversees Fidelity’s sector portfolios and is proposed to be combined with the Board that oversees Fidelity’s equity and high income funds. Another Board oversees Fidelity’s investment grade bond, money market, and asset allocation funds. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the funds, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the funds’ activities and associated risks. The Board, acting through its committees, has charged SelectCo, FMR Co., Inc., and FMR (collectively referred to as the adviser) and the adviser’s affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the funds’ business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the funds are carried out by or through the adviser, its affiliates, and other service providers, the funds’ exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board’s committees has responsibility for overseeing different aspects of the funds’ activities, oversight is exercised primarily through the Operations and Audit Committees. Appropriate personnel, including but not limited to the funds’ Chief Compliance Officer (CCO), the adviser’s internal auditor, the independent accountants, the funds’ Treasurer and portfolio management personnel, make periodic reports to the Board’s committees, as appropriate.

The Board of Trustees has established various committees to support the Independent Trustees in acting independently in pursuing the best interests of the funds and their shareholders. Currently, the Board of Trustees has four standing committees. The members of each committee are Independent Trustees. See Appendix K for the number of meetings each standing committee held during each fund’s last fiscal year.

The Operations Committee is composed of all of the Independent Trustees, with Mr. Wiley currently serving as Chair. The committee normally meets at least four times a year, or more frequently as called by the Chair, and serves as a forum for consideration of issues of importance to, or calling for particular determinations by, the Independent Trustees. The committee considers matters involving potential conflicts of interest between the funds and the adviser and its affiliates and reviews proposed contracts and the proposed continuation of contracts between the funds and the adviser and its affiliates, and annually reviews and makes recommendations regarding contracts with third parties unaffiliated with the adviser, including insurance coverage and custody agreements. The committee has oversight of compliance issues not specifically within the scope of any other committee. These matters include, but are not limited to, significant non-conformance with contract requirements and other significant regulatory matters and recommending to the Board of Trustees the designation of a person to serve as the funds’ CCO. The committee (i) serves as the primary point of contact for the CCO with regard to Board-related functions; (ii) oversees the annual performance review of the CCO; (iii) makes recommendations concerning the CCO’s compensation; and (iv) makes recommendations as needed in respect of the removal of the CCO. The committee is also responsible for definitive action on all compliance matters involving the potential for significant reimbursement by the adviser.

The Audit Committee is composed of all of the Independent Trustees, with Mr. Rosow currently serving as Chair. All committee members must be able to read and understand fundamental financial statements, including a company’s balance sheet, income statement, and cash flow statement. At least one committee member will be an “audit committee financial expert” as defined by the SEC. The committee normally meets four times a year, or more frequently as called by the Chair. The committee meets separately at least annually with the funds’ Treasurer, with the funds’ Chief Financial Officer, with personnel responsible for the internal audit function of FMR LLC, and with the funds’ outside auditors. The committee has direct responsibility for the appointment, compensation, and oversight of the work of the outside auditors employed by the funds. The committee assists the Trustees in overseeing and monitoring: (i) the systems of internal accounting and financial controls of the funds and the funds’ service providers (to the extent such controls impact the funds’ financial statements); (ii) the funds’ auditors and the annual audits of the funds’ financial statements; (iii) the financial reporting processes of the funds; (iv) whistleblower reports; and (v) the accounting policies and disclosures of the funds. The committee considers and acts upon (i) the provision by any outside auditor of any non-audit services for any fund, and (ii) the provision by any outside auditor of certain non-audit services to fund service providers and their affiliates to the extent that such approval (in the case of this clause (ii)) is required under applicable regulations of the SEC. In furtherance of the foregoing, the committee has adopted (and may from time to time amend or supplement) and provides oversight of policies and procedures for non-audit engagements by outside auditors of the funds. It is responsible for approving all audit engagement fees and terms for the funds and for resolving disagreements between a fund and any outside auditor regarding any fund’s financial reporting. Auditors of the funds report directly to the committee. The committee will obtain assurance of independence and objectivity from the outside auditors, including a formal written statement delineating all relationships between the auditor and the funds and any service providers consistent with the rules of the Public Company Accounting Oversight Board. It oversees and receives reports on the funds’ service providers’ internal controls and reviews the adequacy and effectiveness of the service providers’ accounting and financial controls, including: (i) any significant deficiencies or material weaknesses in the design or operation of internal controls over financial reporting that are reasonably likely to adversely affect the funds’ ability to record, process, summarize, and report financial data; (ii) any change in the fund’s internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the fund’s internal control over financial reporting; and (iii) any fraud, whether material or not, that involves management or other employees who have a significant role in the funds’ or service providers internal controls over financial reporting. The committee will also review any correspondence with regulators or governmental agencies or published reports that raise material issues regarding the funds’ financial statements or accounting policies. These matters may also be reviewed by the Operations Committee. The committee reviews at least annually a report from each outside auditor describing any material issues raised by the most recent internal quality control, peer review, or Public Company Accounting Oversight Board examination of the auditing firm and any material issues raised by any inquiry or investigation by governmental or professional authorities of the auditing firm and in each case any steps taken to deal with such issues. The committee will oversee and receive reports on the funds’ financial reporting process, will discuss with SelectCo, the funds’ Treasurer, outside auditors and, if appropriate, internal audit personnel of FMR LLC their qualitative judgments about the appropriateness and acceptability of accounting principles and financial disclosure practices used or proposed for adoption by the funds. The committee will review with the adviser, the funds’ outside auditor, internal audit personnel of FMR LLC and, as appropriate, legal counsel the results of audits of the funds’ financial statements. The committee will review periodically the funds’ major internal controls exposures and the steps that have been taken to monitor and control such exposures.

The Fair Valuation Committee is composed of all of the Independent Trustees, with Mr. Wiley currently serving as Chair. The Committee normally meets quarterly, or more frequently as called by the Chair. The Fair Valuation Committee reviews and approves annually Fair Value Committee Policies recommended by the SelectCo and FMR Fair Value Committees and oversees particular valuations or fair valuation methodologies employed by the SelectCo and FMR Fair Value Committees as circumstances may require. The Committee also reviews actions taken by the SelectCo and FMR Fair Value Committees. The Committee does not oversee the day-to-day operational aspects of the valuation and calculation of the net asset value of the funds, which have been delegated to the SelectCo or FMR Fair Value Committees, as applicable, and Fidelity Service Company, Inc.

The Governance and Nominating Committee is composed of all of the Independent Trustees, with Mr. Wiley currently serving as Chair. The committee meets as called by the Chair. With respect to fund governance and board administration matters, the committee periodically reviews procedures of the Board of Trustees and its committees (including committee charters) and periodically reviews compensation of Independent Trustees. The committee monitors corporate governance matters and makes recommendations to the Board of Trustees on the frequency and structure of the Board of Trustee meetings and on any other aspect of Board procedures. It acts as the administrative committee under the fee deferral plan for Independent Trustees. It reviews the performance of legal counsel employed by the funds and the Independent Trustees. On behalf of the Independent Trustees, the committee will make such findings and determinations as to the independence of counsel for the Independent Trustees as may be necessary or appropriate under applicable regulations or otherwise. The committee is also responsible for Board administrative matters applicable to Independent Trustees, such as expense reimbursement policies and compensation for attendance at meetings, conferences and other events. The committee monitors compliance with, acts as the administrator of, and makes determinations in respect of, the provisions of the code of ethics and any supplemental policies regarding personal securities transactions applicable to the Independent Trustees. The committee monitors the functioning of each Board committee and makes recommendations for any changes, including the creation or elimination of standing or ad hoc Board committees. The committee monitors regulatory and other developments to determine whether to recommend modifications to the committee’s responsibilities or other Trustee policies and procedures in light of rule changes, reports concerning “best practices” in corporate governance and other developments in mutual fund governance. The committee meets with Independent Trustees at least once a year to discuss matters relating to fund governance. The committee recommends that the Board establish such special or ad hoc Board committees as may be desirable or necessary from time to time in order to address ethical, legal, or other matters that may arise. The committee also oversees the annual self-evaluation of the Board of Trustees and establishes procedures to allow it to exercise this oversight function. In conducting this oversight, the committee shall address all matters that it considers relevant to the performance of the Board of Trustees and shall report the results of its evaluation to the Board of Trustees, including any recommended amendments to the principles of governance, and any recommended changes to the funds’ or the Board of Trustees’ policies, procedures, and structures. The committee reviews periodically the size and composition of the Board of Trustees as a whole and recommends, if necessary, measures to be taken so that the Board of Trustees reflects the appropriate balance of knowledge, experience, skills, expertise, and diversity required for the Board as a whole and contains at least the minimum number of Independent Trustees required by law. The committee makes nominations for the election or appointment of Independent Trustees and non-management Members of any Advisory Board, and for membership on committees. The committee has the authority to retain and terminate any third-party advisers, including authority to approve fees and other retention terms. Such advisers may include search firms to identify Independent Trustee candidates and board compensation consultants. The committee may conduct or authorize investigations into or studies of matters within the committee’s scope of responsibilities, and may retain, at the funds’ expense, such independent counsel or other advisers as it deems necessary. The committee will consider nominees to the Board of Trustees recommended by shareholders based upon the criteria applied to candidates presented to the committee by a search firm or other source. Recommendations, along with appropriate background material concerning the candidate that demonstrates his or her ability to serve as an Independent Trustee of the funds, should be submitted to the Chair of the committee at the address maintained for communications with Independent Trustees. If the committee retains a search firm, the Chair will generally forward all such submissions to the search firm for evaluation. With respect to the criteria for selecting Independent Trustees, it is expected that all candidates will possess the following minimum qualifications: (i) unquestioned personal integrity; (ii) not an interested person of the funds within the meaning of the 1940 Act; (iii) does not have a material relationship (e.g., commercial, banking, consulting, legal, or accounting) with the adviser, any sub-adviser or their affiliates that could create an appearance of lack of independence in respect of the funds; (iv) has the disposition to act independently in respect of the adviser and its affiliates and others in order to protect the interests of the funds and all shareholders; (v) ability to attend regularly scheduled Board meetings during the year; (vi) demonstrates sound business judgment gained through broad experience in significant positions where the candidate has dealt with management, technical, financial, or regulatory issues; (vii) sufficient financial or accounting knowledge to add value in the complex financial environment of the funds; (viii) experience on corporate or other institutional oversight bodies having similar responsibilities, but which board memberships or other relationships could not result in business or regulatory conflicts with the funds; and (ix) capacity for the hard work and attention to detail that is required to be an effective Independent Trustee in light of the funds’ complex regulatory, operational, and marketing setting. The Governance and Nominating Committee may determine that a candidate who does not have the type of previous experience or knowledge referred to above should nevertheless be considered as a nominee if the Governance and Nominating Committee finds that the candidate has additional qualifications such that his or her qualifications, taken as a whole, demonstrate the same level of fitness to serve as an Independent Trustee. A current copy of the Governance and Nominating Committee Charter is available at http://www.fidelity.com and is attached as Exhibit 1.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRMS

The firm of PricewaterhouseCoopers LLP (PwC) or Deloitte & Touche LLP (Deloitte), the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, Deloitte Entities), has been selected as the independent registered public accounting firm for each fund, as indicated in Appendix A. PwC and Deloitte Entities, in accordance with Public Company Accounting Oversight Board rules, have confirmed to the Audit Committee of each trust, as applicable, that they are the independent registered public accounting firms with respect to the funds.

The independent registered public accounting firms audit annual financial statements for the funds and provide other audit-related, non-audit, and tax-related services to the funds. Representatives of PwC and Deloitte Entities are not expected to be present at the Meeting, but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.

Each trust’s Audit Committee must pre-approve all audit and non-audit services provided by a fund’s independent registered public accounting firm relating to the operations or financial reporting of the funds. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

Each trust’s Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee’s consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity fund and any non-audit service provided by a fund auditor to the adviser and entities controlling, controlled by, or under common control with the adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the funds (Fund Service Providers) that relates directly to the operations and financial reporting of a Fidelity fund (Covered Service) are subject to approval by the Audit Committee before such service is provided. All Covered Services must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair’s absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee.

Non-audit services provided by a fund audit firm to a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund (Non-Covered Service) are reported to the Audit Committee on a periodic basis.

Each trust’s Audit Committee has considered non-audit services that were not pre-approved that were provided by PwC and Deloitte Entities to Fund Service Providers to be compatible with maintaining the independence of PwC and Deloitte Entities in their audit of the funds, taking into account representations from PwC and Deloitte Entities, in accordance with Public Company Accounting Oversight Board rules, regarding their independence from the funds and their related entities and the adviser’s review of the appropriateness and permissibility under applicable law of such non-audit services prior to their provision to the Fund Service Providers.

Fees and Services

Appendix O presents fees billed by PwC and Deloitte Entities in each of the last two fiscal years for services rendered to the funds.

Appendix P presents fees billed by PwC and Deloitte Entities that were required to be approved by each trust’s Audit Committee for services that relate directly to the operations and financial reporting of the funds and that are rendered on behalf of Fund Service Providers.

Appendix Q presents the aggregate non-audit fees billed by PwC and Deloitte Entities for services rendered to the funds and any Fund Service Provider for each of the last two fiscal years of the funds.

There were no non-audit services approved or required to be approved by the trusts’ Audit Committee pursuant to the de minimis exception during the funds’ last two fiscal years relating to services provided to (i) the funds or (ii) any Fund Service Provider that relate directly to the operations and financial reporting of the funds.

SUBMISSION OF CERTAIN SHAREHOLDER PROPOSALS

The trusts do not hold annual shareholder meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholder meeting should send their written proposals to the Secretary of the funds, attention “Fund Shareholder Meetings,” 245 Summer Street, Mailzone V10A, Boston, Massachusetts 02210. Proposals must be received a reasonable time before a fund begins to print and send its proxy materials to be considered for inclusion in the proxy materials for the meeting. Timely submission of a proposal does not, however, necessarily mean the proposal will be included. With respect to proposals submitted on an untimely basis and presented at a shareholder meeting, persons named as proxy agents will vote in their discretion.

NOTICE TO BANKS, BROKER-DEALERS AND

VOTING TRUSTEES AND THEIR NOMINEES

Please advise Fidelity Advisor Series VII, Fidelity Select Portfolios, Fidelity Covington Trust, Fidelity Commonwealth Trust, or Fidelity Commonwealth Trust II, in care of Fidelity Investments Institutional Operations Company, Inc., 245 Summer Street, Boston, Massachusetts 02210, whether other persons are beneficial owners of shares for which proxies are being solicited and, if so, the number of copies of the Proxy Statement and Annual Reports you wish to receive in order to supply copies to the beneficial owners of the respective shares.

EXHIBIT 1

Sector Portfolios

Governance and Nominating Committee Charter

A. Background

The investment companies managed by Fidelity SelectCo, LLC (collectively with its affiliates, “Fidelity”) comprising the Sector Portfolios of the Fidelity Funds are referred to as the “Funds”1; the Boards of Trustees of the Funds are referred to collectively as the “Board of Trustees” and the members are referred to as the “Trustees”; Trustees who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) of the Funds are referred to as the “Independent Trustees”; and committees of the Boards of Trustees are referred to as “Board Committees”. The Board of Trustees, including at least a majority of the Independent Trustees, have adopted this Charter, which may from time to time be amended or supplemented by vote of the Board of Trustees, including at least a majority of the Independent Trustees, upon the recommendation of the Governance and Nominating Committee.

B. Organization

This Section II describes the organization and governance functions of the Governance and Nominating Committee (the “Committee”).

(1) Composition of the Committee

The Committee shall be comprised solely of Independent Trustees. The members of the Committee, other than the Chair of the Committee, will be determined annually by vote of the Independent Trustees upon the recommendation of the Committee. If a Vice Chair of the Independent Trustees has been designated, such Vice Chair will normally serve on the Committee. Advisory Board members, if any, shall be invited to attend meetings of the Committee.

(2) Chair; Functions of the Chair

The Chair of the Committee (the “Chair”) shall be an Independent Trustee and shall serve as lead Independent Trustee. The Chair shall be elected by majority vote of the Independent Trustees, and shall serve for a term of four years, subject to extension on a year-to-year basis by vote of the Independent Trustees. A majority of the members of the Committee may designate an acting lead Independent Trustee (and thus acting Chair of the Committee) in the absence of such Chair and any Vice Chair. If less than all ITs are members, following the expiration of the Chair’s term, he or she shall retire from the Committee for at least one year.

The Chair shall have the following responsibilities:

(a) The Chair shall preside at all meetings of the Committee and shall be responsible for preparing meeting agendas. The Vice Chair, if any, or in such Vice Chair’s absence, any designated acting or other lead Independent Trustee alternate will preside in the Committee Chair’s absence.

(b) The Chair shall serve as Chair of the Operations Committee.

(c) The Chair shall serve as the principal liaison between the Independent Trustees and the management of Fidelity.

(d) At meetings of the Operations Committee or the full Board of Trustees, the Chair will report on the Committee’s recommendations on applicable resolutions and on any important actions by or discussions at the Committee.

(e) The Chair may make temporary assignments of members and chairs of other Board Committees to fill vacancies or to provide for absences.

(f) The Chair will coordinate with counsel for the Funds and/or counsel to the Independent Trustees on matters requiring legal advice.

(3) Meetings and Procedures of the Committee

(a) The Committee may determine its own rules of procedure, which shall be consistent with the Declaration of Trust of each Fund (or other charter document of the Fund), the Bylaws of such Fund and this Charter. The Committee shall meet at least four times annually or more frequently as circumstances require. The Chair or a majority of the members of the Committee may call a special meeting of the Committee.

(b) A majority of the members of the Committee, present in person or by means of a conference telephone or other communications equipment by means of which all persons participating in the meeting can communicate with each other, shall constitute a quorum. The Committee may take action by written consent if at least the number of Trustees required for approval of such action at a meeting of Trustees consent to the action in writing and the written consents are filed with the records of meetings of the Committee, unless otherwise required by applicable law.

[1]	The Term “Funds” includes all of the Funds managed by Fidelity SelectCo, LLC.

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(c) The Committee may form subcommittees for any purpose that the Committee deems appropriate and may delegate to such subcommittees such power and authority as the Committee deems appropriate. No subcommittee shall consist of fewer than two members. The Committee shall not delegate to a subcommittee any power or authority required by any law, regulation or listing standard to be exercised by the Committee or the Independent Trustees as a whole.

(d) The Committee may request that any trustees, officers or employees of a Fund, or other persons whose advice and counsel are sought by the Committee, attend any meeting of the Committee to provide such information as the Committee requests.

(e) The Committee shall keep written minutes of its meetings, which minutes shall be maintained with the books and records of each Fund and delivered to the Board of Trustees, including a description of all actions taken by the Committee.

(4) Consultants; Investigations and Studies; Outside Advisers

The Committee shall have the authority to carry out its duties and responsibilities as set forth in this Charter. The Committee shall have authority to retain and terminate any third-party advisers, including authority to approve fees and other retention terms. Such advisers may include search firms to identify Independent Trustee candidates and board compensation consultants. The Committee may conduct or authorize investigations into or studies of matters within the Committee’s scope of responsibilities, and may retain, at the Funds’ expense, such independent counsel or other advisers as it deems necessary.

(5) Particular Actions of the Committee

The Committee will:

(a) Periodically review Board and Committee procedures and Committee Charters.

(b) Periodically review Trustee compensation, and recommend any changes deemed by the Committee to be appropriate.

(c) Monitor corporate governance matters and make recommendations to the Board.

(d) Make recommendations on the frequency and structure of Board of Trustees meetings.

(e) Make recommendations concerning any other aspect of the procedures of the Board that the Committee considers warranted.

(f) Make recommendations as to the size and members, the chair, vice chair if any, alternate presiding members and alternate members of each standing or ad hoc Board Committee. The members and the chair of each Board Committee will be as determined by majority vote of the Independent Trustees upon the recommendation of the Committee. It is anticipated that members and chairs of any Committee will be designated annually (other than Chairs of the Operations Committee and the Governance and Nominating Committee), with membership periodically rotated to give Independent Trustees the opportunity to broaden their experience. Rotation will be accomplished in a manner that provides reasonable continuity of membership.

(g) Review the annual calendar of Board Committee meetings and the schedule for consideration of routine or recurring matters.

(h) Make recommendations on the requirements for, and means of, Board of Trustees orientation and training.

(i) Act as administrative committee under the Funds’ fee deferral plan for Independent Trustees.

(j) Monitor the performance of legal counsel employed by the Funds and the Independent Trustees, and be responsible for the supervision of counsel for the Independent Trustees. The selection and oversight of fund counsel shall be the joint responsibility of the Committee and Fidelity. On behalf of the Independent Trustees, the Committee will make such findings and determinations as to the independence of counsel for the Independent Trustees as may be necessary or appropriate under applicable regulations or otherwise.

(k) Be responsible for oversight of Independent Trustees administrative matters, such as expense reimbursement policies and compensation for attendance at meetings, conferences and other events.

(l) Monitor compliance with, act as the administrator of, and make determinations in respect of (a) the provisions of the Code of Ethics applicable to the Independent Trustees, and (b) supplemental policies adopted by the Independent Trustees in respect of personal securities transactions of Independent Trustees.

(m) Monitor the functioning of the Board Committees and make recommendations for any changes, including the creation or elimination of standing or ad hoc Board Committees.

(n) Monitor regulatory and other developments to determine whether to recommend modifications to the Committee’s responsibilities or other Trustee policies and procedures in light of rule changes, reports concerning “best practices” in corporate governance and other developments in mutual fund governance. The Committee will report regularly to the Independent Trustees with respect to these activities.

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(o) Recommend that the Board establish such special or ad hoc Board Committees as may be desirable or necessary from time to time in order to address ethical, legal or other matters that may arise. The Committee’s power to make such a recommendation under this Charter shall be without prejudice to the right of any other committee of the Board, or any individual trustee/ director, to make such a recommendation at any time.

(6) Self-Evaluation of the Board of Trustees

The Committee shall be responsible for overseeing the annual self-evaluation of the Board of Trustees. The Committee shall establish procedures to allow it to exercise this oversight function.

In conducting this oversight, the Committee shall address all matters that the Committee considers relevant to the Board of Trustees’ performance.

The Committee shall report to the Board of Trustees on the results of its evaluation, including any recommended amendments to the principles of governance, and any recommended changes to the Funds’ or the Board of Trustees’ policies, procedures and structures. This report may be written or oral.

C. Nominating Committee Function

This Section III describes the nominating committee functions of the Committee.

(1) Identification of Candidates

The Committee will:

(a) Review periodically the size and composition of the Board of Trustees as a whole and recommend, if necessary, measures to be taken so that the Board of Trustees reflects the appropriate balance of knowledge, experience, skills, expertise and diversity required for the Board as a whole and contains at least the minimum number of Independent Trustees required by law.

(b) Periodically review the Independent Trustees’ Statement of Policy on Criteria for Selecting Independent Trustees (“Statement of Policy”), which may from time to time be revised by vote of a majority of Independent Trustees upon the recommendation of the Committee.

(c) Make nominations for the appointment or election of Independent Trustees in accordance with the Statement of Policy. The selection of Independent Trustees will be committed solely to the discretion of the Independent Trustees; persons so selected will be “disinterested” in terms of both the letter and spirit of the Investment Company Act.

(d) Make nominations for the appointment of any non-management member of any Advisory Board which the Board of Trustees shall have from time to time established. Each member of any Advisory Board shall serve at the pleasure of the Board of Trustees. Any Advisory Board shall be distinct from the Board of Trustees and shall serve such advisory functions as to investments and such other roles as may be designated by the Board of Trustees, but shall have no power to determine that any security or other investment shall be purchased or sold by any fund. In the discretion of the Board of Trustees, each Advisory Board member may be indemnified in respect of claims arising in connection with his or her services as such. Any member of an Advisory Board shall be compensated in accordance with policies in respect thereof adopted by the Board of Trustees. Service by a person on an Advisory Board shall not preclude such person’s subsequent service as a Trustee.

(e) Consider Independent Trustee candidates recommended by Fund shareholders. Any such candidates will be considered based upon the criteria applied to candidates presented to the Committee by a search firm or other sources, as set forth in the Statement of Policy. The names of such candidates should be submitted to the Chair in writing at the address maintained for communications with Independent Trustees. The submission should be accompanied by appropriate background material concerning the candidate that demonstrates his or her ability to serve as an Independent Trustee of the Funds. If the Committee retains a search firm, the Chair will generally forward such submissions to the search firm for evaluation unless the Committee concludes that the credentials of such candidate are not consistent with the criteria that are to be applied by the Committee in such search.

(2) Selection of the Chair, etc.

(a) The Chair (and thus the lead Independent Trustee of the Funds) will be chosen as follows: The Committee will nominate a selection committee, subject to approval by a majority vote of the Independent Trustees, which will interview individual Independent Trustees. The selection committee will select and recommend to the Independent Trustees one or more potential candidates. The Chair will be elected by a majority vote of the Independent Trustees.

(b) A Vice Chair of the Committee may be chosen in the discretion of the Independent Trustees by majority vote of the Independent Trustees. If elected, such Vice Chair shall serve such functions as may from time to time be designated by the Chair, and shall preside in such Chair’s absence.

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APPENDIX A

List of trusts and funds, most recent fiscal year ends, and fund auditors.

TRUST/Fund	Investment Adviser[1]	Auditor[2]	FYE

FIDELITY ADVISOR SERIES VII
Fidelity Advisor Biotechnology Fund	SelectCo	Deloitte	7/31/17
Fidelity Advisor Communications Equipment Fund	SelectCo	Deloitte	7/31/17
Fidelity Advisor Consumer Discretionary Fund	SelectCo	Deloitte	7/31/17
Fidelity Advisor Energy Fund	SelectCo	Deloitte	7/31/17
Fidelity Advisor Financial Services Fund	SelectCo	Deloitte	7/31/17
Fidelity Advisor Global Real Estate Fund	SelectCo	Deloitte	7/31/17
Fidelity Advisor Health Care Fund	SelectCo	Deloitte	7/31/17
Fidelity Advisor Industrials Fund	SelectCo	Deloitte	7/31/17
Fidelity Advisor Real Estate, Fund	SelectCo	Deloitte	7/31/17
Fidelity Advisor Semiconductors Fund (formerly Fidelity Advisor Electronics Fund)	SelectCo	Deloitte	7/31/17
Fidelity Advisor Technology Fund	SelectCo	Deloitte	7/31/17
Fidelity Advisor Utilities Fund	SelectCo	Deloitte	7/31/17

FIDELITY SELECT PORTFOLIOS
Air Transportation Portfolio	SelectCo	PwC	2/28/17
Automotive Portfolio	SelectCo	PwC	2/28/17
Banking Portfolio	SelectCo	PwC	2/28/17
Biotechnology Portfolio	SelectCo	PwC	2/28/17
Brokerage and Investment Management Portfolio	SelectCo	PwC	2/28/17
Chemicals Portfolio	SelectCo	PwC	2/28/17
Communications Equipment Portfolio	SelectCo	PwC	2/28/17
Computers Portfolio	SelectCo	PwC	2/28/17
Construction and Housing Portfolio	SelectCo	PwC	2/28/17
Consumer Discretionary Portfolio	SelectCo	PwC	2/28/17
Consumer Finance Portfolio	SelectCo	PwC	2/28/17
Consumer Staples Portfolio[3]	SelectCo	PwC	2/28/17
Defense and Aerospace Portfolio	SelectCo	PwC	2/28/17
Energy Portfolio	SelectCo	PwC	2/28/17
Energy Service Portfolio	SelectCo	PwC	2/28/17
Environment and Alternative Energy Portfolio	SelectCo	PwC	2/28/17
Financial Services Portfolio	SelectCo	PwC	2/28/17
Gold Portfolio[3]	SelectCo	PwC	2/28/17
Health Care Portfolio	SelectCo	PwC	2/28/17
Health Care Services Portfolio	SelectCo	PwC	2/28/17
Industrial Equipment Portfolio	SelectCo	PwC	2/28/17
Industrials Portfolio	SelectCo	PwC	2/28/17
Insurance Portfolio	SelectCo	PwC	2/28/17
IT Services Portfolio	SelectCo	PwC	2/28/17
Leisure Portfolio	SelectCo	PwC	2/28/17
Materials Portfolio[3]	SelectCo	PwC	2/28/17
Medical Equipment and Systems Portfolio	SelectCo	PwC	2/28/17
Multimedia Portfolio	SelectCo	PwC	2/28/17
Natural Gas Portfolio	SelectCo	PwC	2/28/17
Natural Resources Portfolio	SelectCo	PwC	2/28/17
Pharmaceuticals Portfolio	SelectCo	PwC	2/28/17

A-1

TRUST/Fund	Investment Adviser[1]	Auditor[2]	FYE
Retailing Portfolio	SelectCo	PwC	2/28/17
Semiconductors Portfolio (formerly Electronics Portfolio)	SelectCo	PwC	2/28/17
Software and IT Services Portfolio	SelectCo	PwC	2/28/17
Technology Portfolio	SelectCo	PwC	2/28/17
Telecommunications Portfolio[3]	SelectCo	PwC	2/28/17
Transportation Portfolio	SelectCo	PwC	2/28/17
Utilities Portfolio	SelectCo	PwC	2/28/17
Wireless Portfolio	SelectCo	PwC	2/28/17
Fidelity FlexSM Real Estate Fund	SelectCo	Deloitte	7/31/17
Fidelity International Real Estate Fund[3]	SelectCo	Deloitte	7/31/17
Fidelity Real Estate Investment Portfolio	SelectCo	Deloitte	7/31/17
Fidelity Telecom and Utilities Fund	SelectCo	PwC	1/31/17

FIDELITY COVINGTON TRUST
Fidelity MSCI Consumer Discretionary Index ETF[4]	SelectCo	Deloitte	7/31/17
Fidelity MSCI Consumer Staples Index ETF[4]	SelectCo	Deloitte	7/31/17
Fidelity MSCI Energy Index ETF[4]	SelectCo	Deloitte	7/31/17
Fidelity MSCI Financials Index ETF[4]	SelectCo	Deloitte	7/31/17
Fidelity MSCI Health Care Index ETF[4]	SelectCo	Deloitte	7/31/17
Fidelity MSCI Industrials Index ETF[4]	SelectCo	Deloitte	7/31/17
Fidelity MSCI Information Technology Index ETF[4]	SelectCo	Deloitte	7/31/17
Fidelity MSCI Materials Index ETF[4]	SelectCo	Deloitte	7/31/17
Fidelity MSCI Telecommunication Services Index ETF[4]	SelectCo	Deloitte	7/31/17
Fidelity MSCI Utilities Index ETF[4]	SelectCo	Deloitte	7/31/17
Fidelity MSCI Real Estate Index ETF[4]	SelectCo	Deloitte	7/31/17
Fidelity Core Dividend ETF	FMRC	PwC	7/31/17
Fidelity Dividend ETF for Rising Rates	FMRC	PwC	7/31/17
Fidelity Low Volatility Factor ETF	FMRC	PwC	7/31/17
Fidelity Momentum Factor ETF	FMRC	PwC	7/31/17
Fidelity Quality Factor ETF	FMRC	PwC	7/31/17
Fidelity Value Factor ETF	FMRC	PwC	7/31/17

FIDELITY COMMONWEALTH TRUST
Fidelity Nasdaq Composite Index® Tracking Stock	FMR	PwC	11/30/16

FIDELITY COMMONWEALTH TRUST II
Fidelity International Enhanced Index Fund[5]	FMRC	PwC	8/31/17
Fidelity Large Cap Core Enhanced Index Fund[5]	FMRC	PwC	8/31/17
Fidelity Large Cap Growth Enhanced Index Fund[5]	FMRC	PwC	8/31/17
Fidelity Large Cap Value Enhanced Index Fund[5]	FMRC	PwC	8/31/17
Fidelity Mid Cap Enhanced Index Fund[5]	FMRC	PwC	8/31/17
Fidelity Small Cap Enhanced Index Fund	FMRC	PwC	2/28/17

[1]	The principal business address of Fidelity SelectCo, LLC (SelectCo) is 1225 17th Street, Denver, Colorado 80202-5541. The principal business address of FMR Co., Inc. (FMRC) is 245 Summer Street, Boston, Massachusetts 02210. The principal business address of Fidelity Management and Research Company (FMR) is 245 Summer Street, Boston, Massachusetts 02210.
[2]	“PwC” refers to PricewaterhouseCoopers LLP and “Deloitte” refers to Deloitte & Touche LLP.
[3]	Retail and Advisor classes.
[4]	Expenses in connection with preparing this proxy statement and all solicitations will be borne by the fund’s investment adviser.
[5]	Effective August 31, 2017, the Fund’s fiscal year end changed from February 28 to August 31.

A-2

APPENDIX B

Shareholders of each of the following funds will be voting on Proposal 2:

TRUST/Fund

FIDELITY ADVISOR SERIES VII
Fidelity Advisor Biotechnology Fund
Fidelity Advisor Communications Equipment Fund
Fidelity Advisor Consumer Discretionary Fund
Fidelity Advisor Energy Fund
Fidelity Advisor Financial Services Fund
Fidelity Advisor Health Care Fund
Fidelity Advisor Industrials Fund
Fidelity Advisor Semiconductors Fund
Fidelity Advisor Technology Fund
Fidelity Advisor Utilities Fund

FIDELITY SELECT PORTFOLIOS
Air Transportation Portfolio
Automotive Portfolio
Banking Portfolio
Biotechnology Portfolio
Brokerage and Investment Management Portfolio
Chemicals Portfolio
Communications Equipment Portfolio
Computers Portfolio
Construction and Housing Portfolio
Consumer Discretionary Portfolio
Consumer Finance Portfolio
Consumer Staples Portfolio
Defense and Aerospace Portfolio
Energy Portfolio
Energy Service Portfolio
Environment and Alternative Energy Portfolio
Financial Services Portfolio
Gold Portfolio
Health Care Portfolio
Health Care Services Portfolio
Industrial Equipment Portfolio
Industrials Portfolio
Insurance Portfolio
IT Services Portfolio
Leisure Portfolio
Materials Portfolio
Medical Equipment and Systems Portfolio
Multimedia Portfolio
Natural Gas Portfolio
Natural Resources Portfolio
Pharmaceuticals Portfolio
Retailing Portfolio
Semiconductors Portfolio
Software and IT Services Portfolio
Technology Portfolio
Telecommunications Portfolio
Transportation Portfolio
Utilities Portfolio
Wireless Portfolio

B-1

APPENDIX C

Shareholders of each of the following funds will be voting on Proposal 3:

TRUST/Fund

FIDELITY ADVISOR SERIES VII
Fidelity Advisor Biotechnology Fund
Fidelity Advisor Semiconductors Fund

FIDELITY SELECT PORTFOLIOS
Air Transportation Portfolio
Automotive Portfolio
Biotechnology Portfolio
Brokerage and Investment Management Portfolio
Chemicals Portfolio
Computers Portfolio
Defense and Aerospace Portfolio
Energy Portfolio
Energy Service Portfolio
Financial Services Portfolio
Gold Portfolio
Health Care Portfolio
Health Care Services Portfolio
Industrial Equipment Portfolio
Insurance Portfolio
Leisure Portfolio
Medical Equipment and Systems Portfolio
Multimedia Portfolio
Natural Gas Portfolio
Natural Resources Portfolio
Pharmaceuticals Portfolio
Retailing Portfolio
Semiconductors Portfolio
Software and IT Services Portfolio
Technology Portfolio
Telecommunications Portfolio
Transportation Portfolio
Utilities Portfolio
Wireless Portfolio

C-1

APPENDIX D

Shareholders of each of the following funds will be voting on Proposal 4:

TRUST/Fund

FIDELITY ADVISOR SERIES VII
Fidelity Advisor Financial Services Fund
Fidelity Advisor Health Care Fund

FIDELITY SELECT PORTFOLIOS
Banking Portfolio
Financial Services Portfolio
Natural Resources Portfolio

FIDELITY COVINGTON TRUST
Fidelity MSCI Industrials Index ETF

FIDELITY COMMONWEALTH TRUST
Fidelity Nasdaq Composite Index® Tracking Stock

D-1

APPENDIX E

Estimated aggregate costs for services to be provided by D.F. King to receive votes over the phone and to call and solicit votes are stated below.

TRUST/Fund	Estimated aggregate cost for D.F. King to call and solicit votes	Estimated aggregate cost for D.F. King to receive votes over the phone
FIDELITY ADVISOR SERIES VII
Fidelity Advisor Biotechnology Fund	$80,100	$20,025
Fidelity Advisor Communications Equipment Fund	$12,460	$3,115
Fidelity Advisor Consumer Discretionary Fund	$21,360	$5,340
Fidelity Advisor Energy Fund	$97,900	$24,475
Fidelity Advisor Financial Services Fund	$40,940	$10,235
Fidelity Advisor Global Real Estate Fund	$267	$66.75
Fidelity Advisor Health Care Fund	$89,000	$22,250
Fidelity Advisor Industrials Fund	$80,100	$20,025
Fidelity Advisor Real Estate Fund	$267	$66.75
Fidelity Advisor Semiconductors Fund	$21,360	$5,340
Fidelity Advisor Technology Fund	$62,300	$15,575
Fidelity Advisor Utilities Fund	$28,480	$7,120

FIDELITY SELECT PORTFOLIOS
Air Transportation Portfolio	$267	$66.75
Automotive Portfolio	$623	$155.75
Banking Portfolio	$267	$66.75
Biotechnology Portfolio	$267	$66.75
Brokerage and Investment Management Portfolio	$267	$66.75
Chemicals Portfolio	$267	$66.75
Communications Equipment Portfolio	$267	$66.75
Computers Portfolio	$267	$66.75
Construction and Housing Portfolio	$267	$66.75
Consumer Discretionary Portfolio	$267	$66.75
Consumer Finance Portfolio	$267	$66.75
Consumer Staples Portfolio[1]	$267	$66.75
Defense and Aerospace Portfolio	$267	$66.75
Energy Portfolio	$267	$66.75
Energy Service Portfolio	$267	$66.75
Environment and Alternative Energy Portfolio	$2,670	$667.50
Financial Services Portfolio	$267	$66.75
Gold Portfolio[1]	$623	$155.75
Health Care Portfolio	$267	$66.75
Health Care Services Portfolio	$267	$66.75
Industrial Equipment Portfolio	$267	$66.75
Industrials Portfolio	$267	$66.75
Insurance Portfolio	$267	$66.75
IT Services Portfolio	$267	$66.75
Leisure Portfolio	$267	$66.75
Materials Portfolio[1]	$801	$200.25
Medical Equipment and Systems Portfolio	$267	$66.75
Multimedia Portfolio	$267	$66.75
Natural Gas Portfolio	$445	$111.25
Natural Resources Portfolio	$267	$66.75

E-1

TRUST/Fund	Estimated aggregate cost for D.F. King to call and solicit votes	Estimated aggregate cost for D.F. King to receive votes over the phone
Pharmaceuticals Portfolio	$267	$66.75
Retailing Portfolio	$267	$66.75
Semiconductors Portfolio	$267	$66.75
Software and IT Services Portfolio	$267	$66.75
Technology Portfolio	$267	$66.75
Telecommunications Portfolio[1]	$267	$66.75
Transportation Portfolio	$267	$66.75
Utilities Portfolio	$267	$66.75
Wireless Portfolio	$267	$66.75
Fidelity FlexSM Real Estate Fund	$267	$66.75
Fidelity International Real Estate Fund[1]	$267	$66.75
Fidelity Real Estate Investment Portfolio	$267	$66.75
Fidelity Telecom and Utilities Fund	$267	$66.75

FIDELITY COVINGTON TRUST
Fidelity MSCI Consumer Discretionary Index ETF	$0	$0
Fidelity MSCI Consumer Staples Index ETF	$0	$0
Fidelity MSCI Energy Index ETF	$0	$0
Fidelity MSCI Financials Index ETF	$0	$0
Fidelity MSCI Health Care Index ETF	$0	$0
Fidelity MSCI Industrials Index ETF	$135,280	$33,820
Fidelity MSCI Information Technology Index ETF	$0	$0
Fidelity MSCI Materials Index ETF	$0	$0
Fidelity MSCI Telecommunication Services Index ETF	$0	$0
Fidelity MSCI Utilities Index ETF	$0	$0
Fidelity MSCI Real Estate Index ETF	$0	$0
Fidelity Core Dividend ETF	$0	$0
Fidelity Dividend ETF for Rising Rates	$0	$0
Fidelity Low Volatility Factor ETF	$0	$0
Fidelity Momentum Factor ETF	$0	$0
Fidelity Quality Factor ETF	$0	$0
Fidelity Value Factor ETF	$0	$0

FIDELITY COMMONWEALTH TRUST
Fidelity Nasdaq Composite Index® Tracking Stock	$133,144	$33,286

FIDELITY COMMONWEALTH TRUST II
Fidelity International Enhanced Index Fund	$0	$0
Fidelity Large Cap Core Enhanced Index Fund	$0	$0
Fidelity Large Cap Growth Enhanced Index Fund	$0	$0
Fidelity Large Cap Value Enhanced Index Fund	$0	$0
Fidelity Mid Cap Enhanced Index Fund	$0	$0
Fidelity Small Cap Enhanced Index Fund	$0	$0

[1]	Retail and Advisor classes.

E-2

APPENDIX F

For each of the funds and classes below, each fund’s investment adviser has voluntarily agreed to reimburse fund shares to the extent that total operating expenses (excluding interest, certain taxes, certain securities lending costs, brokerage commissions, extraordinary expenses, and acquired fund fees and expenses, if any), as a percentage of average net assets, exceed the following rates. Voluntary arrangements may be discontinued at any time.

TRUST/Fund	Current Expense Cap
FIDELITY ADVISOR SERIES VII
Fidelity Advisor Biotechnology Fund: Class A	1.40%
Fidelity Advisor Biotechnology Fund: Class C	2.15%
Fidelity Advisor Biotechnology Fund: Class M1	1.65%
Fidelity Advisor Biotechnology Fund: Class I	1.15%
Fidelity Advisor Communications Equipment Fund: Class A	1.40%
Fidelity Advisor Communications Equipment Fund: Class C	2.15%
Fidelity Advisor Communications Equipment Fund: Class M1	1.65%
Fidelity Advisor Communications Equipment Fund: Class I	1.15%
Fidelity Advisor Consumer Discretionary Fund: Class A	1.40%
Fidelity Advisor Consumer Discretionary Fund: Class C	2.15%
Fidelity Advisor Consumer Discretionary Fund: Class M1	1.65%
Fidelity Advisor Consumer Discretionary Fund: Class I	1.15%
Fidelity Advisor Energy Fund: Class A	1.40%
Fidelity Advisor Energy Fund: Class C	2.15%
Fidelity Advisor Energy Fund: Class M1	1.65%
Fidelity Advisor Energy Fund: Class I	1.15%
Fidelity Advisor Financial Services Fund: Class A	1.40%
Fidelity Advisor Financial Services Fund: Class C	2.15%
Fidelity Advisor Financial Services Fund: Class M1	1.65%
Fidelity Advisor Financial Services Fund: Class I	1.15%
Fidelity Advisor Global Real Estate Fund: Class A	1.40%[2]
Fidelity Advisor Global Real Estate Fund: Class C	2.15%[2]
Fidelity Advisor Global Real Estate Fund: Class M1	1.65%[2]
Fidelity Advisor Global Real Estate Fund: Class I	1.15%[2]
Fidelity Advisor Health Care Fund: Class A	1.40%
Fidelity Advisor Health Care Fund: Class C	2.15%
Fidelity Advisor Health Care Fund: Class M1	1.65%
Fidelity Advisor Health Care Fund: Class I	1.15%
Fidelity Advisor Industrials Fund: Class A	1.40%
Fidelity Advisor Industrials Fund: Class C	2.15%
Fidelity Advisor Industrials Fund: Class M1	1.65%
Fidelity Advisor Industrials Fund: Class I	1.15%
Fidelity Advisor Real Estate Fund: Class A	1.25%
Fidelity Advisor Real Estate Fund: Class C	2.00%
Fidelity Advisor Real Estate Fund: Class M1	1.50%
Fidelity Advisor Real Estate Fund: Class I	1.00%
Fidelity Advisor Semiconductors Fund: Class A	1.40%
Fidelity Advisor Semiconductors Fund: Class C	2.15%
Fidelity Advisor Semiconductors Fund: Class M1	1.65%
Fidelity Advisor Semiconductors Fund: Class I	1.15%
Fidelity Advisor Technology Fund: Class A	1.40%
Fidelity Advisor Technology Fund: Class C	2.15%
Fidelity Advisor Technology Fund: Class M1	1.65%

TRUST/Fund	Current Expense Cap
Fidelity Advisor Technology Fund: Class I	1.15%
Fidelity Advisor Utilities Fund: Class A	1.40%
Fidelity Advisor Utilities Fund: Class C	2.15%
Fidelity Advisor Utilities Fund: Class M1	1.65%
Fidelity Advisor Utilities Fund: Class I	1.15%

FIDELITY SELECT PORTFOLIOS
Air Transportation Portfolio	1.15%
Automotive Portfolio	1.15%
Banking Portfolio	1.15%
Biotechnology Portfolio	1.15%
Brokerage and Investment Management Portfolio	1.15%
Chemicals Portfolio	1.15%
Communications Equipment Portfolio	1.15%
Computers Portfolio	1.15%
Construction and Housing Portfolio	1.15%
Consumer Discretionary Portfolio	1.15%
Consumer Finance Portfolio	1.15%
Consumer Staples Portfolio (retail class)	1.15%
Fidelity Advisor Consumer Staples Fund: Class A	1.40%
Fidelity Advisor Consumer Staples Fund: Class C	2.15%
Fidelity Advisor Consumer Staples Fund: Class M1	1.65%
Fidelity Advisor Consumer Staples Fund: Class I	1.15%
Defense and Aerospace Portfolio	1.15%
Energy Portfolio	1.15%
Energy Service Portfolio	1.15%
Environment and Alternative Energy Portfolio	1.15%
Financial Services Portfolio	1.15%
Gold Portfolio (retail class)	1.15%
Fidelity Advisor Gold Fund: Class A	1.40%
Fidelity Advisor Gold Fund: Class C	2.15%
Fidelity Advisor Gold Fund: Class M1	1.65%
Fidelity Advisor Gold Fund: Class I	1.15%
Health Care Portfolio	1.15%
Health Care Services Portfolio	1.15%
Industrial Equipment Portfolio	1.15%
Industrials Portfolio	1.15%
Insurance Portfolio	1.15%
IT Services Portfolio	1.15%
Leisure Portfolio	1.15%
Materials Portfolio (retail class)	1.15%
Fidelity Advisor Materials Fund: Class A	1.40%
Fidelity Advisor Materials Fund: Class C	2.15%
Fidelity Advisor Materials Fund: Class M1	1.65%
Fidelity Advisor Materials Fund: Class I	1.15%
Medical Equipment and Systems Portfolio	1.15%
Multimedia Portfolio	1.15%
Natural Gas Portfolio	1.15%
Natural Resources Portfolio	1.15%
Pharmaceuticals Portfolio	1.15%
Retailing Portfolio	1.15%

TRUST/Fund	Current Expense Cap
Semiconductors Portfolio	1.15%
Software and IT Services Portfolio	1.15%
Technology Portfolio	1.15%
Telecommunications Portfolio (retail class)	1.15%
Fidelity Advisor Telecommunications Fund: Class A	1.40%
Fidelity Advisor Telecommunications Fund: Class C	2.15%
Fidelity Advisor Telecommunications Fund: Class M1	1.65%
Fidelity Advisor Telecommunications Fund: Class I	1.15%
Transportation Portfolio	1.15%
Utilities Portfolio	1.15%
Wireless Portfolio	1.15%
Fidelity FlexSM Real Estate Fund	n/a
Fidelity International Real Estate Fund (retail class)	1.20%
Fidelity Advisor International Real Estate Fund: Class A	1.45%
Fidelity Advisor International Real Estate Fund: Class C	2.20%
Fidelity Advisor International Real Estate Fund: Class M1	1.70%
Fidelity Advisor International Real Estate Fund: Class I	1.20%
Fidelity Real Estate Investment Portfolio	n/a
Fidelity Telecom and Utilities Fund	n/a

FIDELITY COVINGTON TRUST
Fidelity MSCI Consumer Discretionary Index ETF	n/a
Fidelity MSCI Consumer Staples Index ETF	n/a
Fidelity MSCI Energy Index ETF	n/a
Fidelity MSCI Financials Index ETF	n/a
Fidelity MSCI Health Care Index ETF	n/a
Fidelity MSCI Industrials Index ETF	n/a
Fidelity MSCI Information Technology Index ETF	n/a
Fidelity MSCI Materials Index ETF	n/a
Fidelity MSCI Telecommunication Services Index ETF	n/a
Fidelity MSCI Utilities Index ETF	n/a
Fidelity MSCI Real Estate Index ETF	n/a
Fidelity Core Dividend ETF	n/a
Fidelity Dividend ETF for Rising Rates	n/a
Fidelity Low Volatility Factor ETF	n/a
Fidelity Momentum Factor ETF	n/a
Fidelity Quality Factor ETF	n/a
Fidelity Value Factor ETF	n/a

FIDELITY COMMONWEALTH TRUST
Fidelity Nasdaq Composite Index® Tracking Stock	n/a

FIDELITY COMMONWEALTH TRUST II
Fidelity International Enhanced Index Fund	n/a
Fidelity Large Cap Core Enhanced Index Fund	n/a
Fidelity Large Cap Growth Enhanced Index Fund	n/a
Fidelity Large Cap Value Enhanced Index Fund	n/a
Fidelity Mid Cap Enhanced Index Fund	n/a
Fidelity Small Cap Enhanced Index Fund	n/a

[1]	Effective after the close of business on March 24, 2017, Class T was renamed Class M.

[2]	This arrangement will remain in effect through September 30, 2018. SelectCo may not terminate this arrangement before the expiration date without the approval of the Board of Trustees.

APPENDIX G

Each fund’s sub-adviser(s) and each sub-adviser’s principal business address are listed below.

TRUST/Fund	FMRC[1]	FMR UK2	FMR H.K.[3]	FMR Japan[4]	FIA[5]	FIJ[6]	FIA (UK)[7]	Black- Rock[8]	Geode[9]
FIDELITY ADVISOR SERIES VII
Fidelity Advisor Biotechnology Fund	x	x	x	x	–	–	–	–	–
Fidelity Advisor Communications Equipment Fund	x	x	x	x	–	–	–	–	–
Fidelity Advisor Consumer Discretionary Fund	x	x	x	x	–	–	–	–	–
Fidelity Advisor Energy Fund	x	x	x	x	–	–	–	–	–
Fidelity Advisor Financial Services Fund	x	x	x	x	–	–	–	–	–
Fidelity Advisor Global Real Estate Fund	x	x	x	x	–	–	–	–	–
Fidelity Advisor Health Care Fund	x	x	x	x	–	–	–	–	–
Fidelity Advisor Industrials Fund	x	x	x	x	–	–	–	–	–
Fidelity Advisor Real Estate, Fund	x	x	x	x	–	–	–	–	–
Fidelity Advisor Semiconductors Fund	x	x	x	x	–	–	–	–	–
Fidelity Advisor Technology Fund	x	x	x	x	–	–	–	–	–
Fidelity Advisor Utilities Fund	x	x	x	x	–	–	–	–	–

FIDELITY SELECT PORTFOLIOS
Air Transportation Portfolio	x	x	x	x	–	–	–	–	–
Automotive Portfolio	x	x	x	x	–	–	–	–	–
Banking Portfolio	x	x	x	x	–	–	–	–	–
Biotechnology Portfolio	x	x	x	x	–	–	–	–	–
Brokerage and Investment Management Portfolio	x	x	x	x	–	–	–	–	–
Chemicals Portfolio	x	x	x	x	–	–	–	–	–
Communications Equipment Portfolio	x	x	x	x	–	–	–	–	–
Computers Portfolio	x	x	x	x	–	–	–	–	–
Construction and Housing Portfolio	x	x	x	x	–	–	–	–	–
Consumer Discretionary Portfolio	x	x	x	x	–	–	–	–	–
Consumer Finance Portfolio	x	x	x	x	–	–	–	–	–
Consumer Staples Portfolio	x	x	x	x	–	–	–	–	–
Defense and Aerospace Portfolio	x	x	x	x	–	–	–	–	–
Energy Portfolio	x	x	x	x	–	–	–	–	–
Energy Service Portfolio	x	x	x	x	–	–	–	–	–
Environment and Alternative Energy Portfolio	x	x	x	x	–	–	–	–	–
Financial Services Portfolio	x	x	x	x	–	–	–	–	–
Gold Portfolio	x	x	x	x	–	–	–	–	–
Health Care Portfolio	x	x	x	x	–	–	–	–	–
Health Care Services Portfolio	x	x	x	x	–	–	–	–	–
Industrial Equipment Portfolio	x	x	x	x	–	–	–	–	–
Industrials Portfolio	x	x	x	x	–	–	–	–	–
Insurance Portfolio	x	x	x	x	–	–	–	–	–
IT Services Portfolio	x	x	x	x	–	–	–	–	–
Leisure Portfolio	x	x	x	x	–	–	–	–	–
Materials Portfolio	x	x	x	x	–	–	–	–	–
Medical Equipment and Systems Portfolio	x	x	x	x	–	–	–	–	–
Multimedia Portfolio	x	x	x	x	–	–	–	–	–
Natural Gas Portfolio	x	x	x	x	–	–	–	–	–
Natural Resources Portfolio	x	x	x	x	–	–	–	–	–
Pharmaceuticals Portfolio	x	x	x	x	–	–	–	–	–
Retailing Portfolio	x	x	x	x	–	–	–	–	–
Semiconductors Portfolio	x	x	x	x	–	–	–	–	–
Software and IT Services Portfolio	x	x	x	x	–	–	–	–	–
Technology Portfolio	x	x	x	x	–	–	–	–	–

G-1

TRUST/Fund	FMRC[1]	FMR UK2	FMR H.K.[3]	FMR Japan[4]	FIA[5]	FIJ[6]	FIA (UK)[7]	Black- Rock[8]	Geode[9]
Telecommunications Portfolio	x	x	x	x	–	–	–	–	–
Transportation Portfolio	x	x	x	x	–	–	–	–	–
Utilities Portfolio	x	x	x	x	–	–	–	–	–
Wireless Portfolio	x	x	x	x	–	–	–	–	–
Fidelity FlexSM Real Estate Fund	x	x	x	x	–	–	–	–	–
Fidelity International Real Estate Fund	x	x	x	x	x	x	x	–	–
Fidelity Real Estate Investment Portfolio	x	x	x	x	–	–	–	–	–
Fidelity Telecom and Utilities Fund	x	x	x	x	–	–	–	–	–

FIDELITY COVINGTON TRUST
Fidelity MSCI Consumer Discretionary Index ETF	–	–	–	–	–	–	–	x	–
Fidelity MSCI Consumer Staples Index ETF	–	–	–	–	–	–	–	x	–
Fidelity MSCI Energy Index ETF	–	–	–	–	–	–	–	x	–
Fidelity MSCI Financials Index ETF	–	–	–	–	–	–	–	x	–
Fidelity MSCI Health Care Index ETF	–	–	–	–	–	–	–	x	–
Fidelity MSCI Industrials Index ETF	–	–	–	–	–	–	–	x	–
Fidelity MSCI Information Technology Index ETF	–	–	–	–	–	–	–	x	–
Fidelity MSCI Materials Index ETF	–	–	–	–	–	–	–	x	–
Fidelity MSCI Telecommunication Services Index ETF	–	–	–	–	–	–	–	x	–
Fidelity MSCI Utilities Index ETF	–	–	–	–	–	–	–	x	–
Fidelity MSCI Real Estate Index ETF	–	–	–	–	–	–	–	x	–
Fidelity Core Dividend ETF	–	–	–	–	–	–	–	–	x
Fidelity Dividend ETF for Rising Rates	–	–	–	–	–	–	–	–	x
Fidelity Low Volatility Factor ETF	–	–	–	–	–	–	–	–	x
Fidelity Momentum Factor ETF	–	–	–	–	–	–	–	–	x
Fidelity Quality Factor ETF	–	–	–	–	–	–	–	–	x
Fidelity Value Factor ETF	–	–	–	–	–	–	–	–	x

FIDELITY COMMONWEALTH TRUST
Fidelity Nasdaq Composite Index® Tracking Stock	x	–	–	–	–	–	–	–	x

FIDELITY COMMONWEALTH TRUST II
Fidelity International Enhanced Index Fund	–	–	–	–	–	–	–	–	x
Fidelity Large Cap Core Enhanced Index Fund	–	–	–	–	–	–	–	–	x
Fidelity Large Cap Growth Enhanced Index Fund	–	–	–	–	–	–	–	–	x
Fidelity Large Cap Value Enhanced Index Fund	–	–	–	–	–	–	–	–	x
Fidelity Mid Cap Enhanced Index Fund	–	–	–	–	–	–	–	–	x
Fidelity Small Cap Enhanced Index Fund	–	–	–	–	–	–	–	–	x

[1]	The principal business address of FMRC is 245 Summer Street, Boston, Massachusetts 02210.

[2]	The principal business address of FMR Investment Management (UK) Limited (FMR UK) is 1 St. Martin’s Le Grand, London, EC1A 4AS, United Kingdom.

[3]	The principal business address of Fidelity Management & Research (Hong Kong) Limited (FMR H.K.) is Floor 19, 41 Connaught Road Central, Hong Kong.

[4]	The principal business address of Fidelity Management & Research (Japan) Limited (FMR Japan) is Kamiyacho Prime Place, 1-17, Toranomon-4-Chome, Minato-ku, Tokyo, Japan.

[5]	The principal business address of FIL Investment Advisors (FIA) is Pembroke Hall, 42 Crow Lane, Pembroke HM19, Bermuda.

[6]	The principal business address of FIL Investments (Japan) Limited (FIJ) is Tri-Seven Roppongi, 7-7-7 Roppongi, Minato-ku, Tokyo, Japan 106-0032.

[7]	The principal business address of FIL Investment Advisors (UK) Limited (FIA (UK)) is Oakhill House, 130 Tonbridge Road, Hildenborough, TN11 9DZ, United Kingdom.

[8]	The principal business address of BlackRock Fund Advisors (BlackRock) is 400 Howard Street, San Francisco, California 94105.

[9]	The principal business address of Geode Capital Management, LLC (Geode) is One Post Office Square, 20th Floor, Boston, Massachusetts 02109.

G-2

APPENDIX H

Information regarding the number of shares of each fund and class, as applicable, of each trust issued and outstanding is provided below.

TRUST/Fund	Number of Shares Outstanding as of July 31, 2017
FIDELITY ADVISOR SERIES VII
Fidelity Advisor Biotechnology Fund: Class A	32,249,253
Fidelity Advisor Biotechnology Fund: Class C	27,970,716
Fidelity Advisor Biotechnology Fund: Class M	5,486,583
Fidelity Advisor Biotechnology Fund: Class I	44,823,057
Fidelity Advisor Communications Equipment Fund: Class A	458,273
Fidelity Advisor Communications Equipment Fund: Class C	259,603
Fidelity Advisor Communications Equipment Fund: Class M	321,240
Fidelity Advisor Communications Equipment Fund: Class I	332,851
Fidelity Advisor Consumer Discretionary Fund: Class A	4,772,945
Fidelity Advisor Consumer Discretionary Fund: Class C	3,201,765
Fidelity Advisor Consumer Discretionary Fund: Class M	1,229,277
Fidelity Advisor Consumer Discretionary Fund: Class I	3,340,236
Fidelity Advisor Energy Fund: Class A	9,039,491
Fidelity Advisor Energy Fund: Class C	7,538,468
Fidelity Advisor Energy Fund: Class M	4,017,864
Fidelity Advisor Energy Fund: Class I	8,582,321
Fidelity Advisor Financial Services Fund: Class A	7,372,355
Fidelity Advisor Financial Services Fund: Class C	5,047,315
Fidelity Advisor Financial Services Fund: Class M	2,366,961
Fidelity Advisor Financial Services Fund: Class I	4,806,340
Fidelity Advisor Global Real Estate Fund: Class A	66,993
Fidelity Advisor Global Real Estate Fund: Class C	75,495
Fidelity Advisor Global Real Estate Fund: Class M	56,141
Fidelity Advisor Global Real Estate Fund: Class I	87,880
Fidelity Advisor Health Care Fund: Class A	20,925,631
Fidelity Advisor Health Care Fund: Class C	18,331,611
Fidelity Advisor Health Care Fund: Class M	6,878,676
Fidelity Advisor Health Care Fund: Class I	20,084,459
Fidelity Advisor Industrials Fund: Class A	8,168,201
Fidelity Advisor Industrials Fund: Class C	3,949,051
Fidelity Advisor Industrials Fund: Class M	2,359,065
Fidelity Advisor Industrials Fund: Class I	7,167,391
Fidelity Advisor Real Estate Fund: Class A	10,881,886
Fidelity Advisor Real Estate Fund: Class C	2,792,988
Fidelity Advisor Real Estate Fund: Class M	6,709,103
Fidelity Advisor Real Estate Fund: Class I	17,330,048
Fidelity Advisor Semiconductors Fund: Class A	3,343,226
Fidelity Advisor Semiconductors Fund: Class C	2,231,354
Fidelity Advisor Semiconductors Fund: Class M	775,422
Fidelity Advisor Semiconductors Fund: Class I	4,044,920
Fidelity Advisor Technology Fund: Class A	12,264,424
Fidelity Advisor Technology Fund: Class C	5,313,395
Fidelity Advisor Technology Fund: Class M	5,538,309
Fidelity Advisor Technology Fund: Class I	7,163,247

TRUST/Fund	Number of Shares Outstanding as of July 31, 2017
Fidelity Advisor Utilities Fund: Class A	5,386,995
Fidelity Advisor Utilities Fund: Class C	1,963,277
Fidelity Advisor Utilities Fund: Class M	1,617,502
Fidelity Advisor Utilities Fund: Class I	1,556,471

FIDELITY SELECT PORTFOLIOS
Air Transportation Portfolio	5,090,354
Automotive Portfolio	1,310,054
Banking Portfolio	30,507,858
Biotechnology Portfolio	43,934,392
Brokerage and Investment Management Portfolio	6,067,232
Chemicals Portfolio	10,728,183
Communications Equipment Portfolio	5,499,268
Computers Portfolio	5,944,837
Construction and Housing Portfolio	5,693,823
Consumer Discretionary Portfolio	17,930,348
Consumer Finance Portfolio	6,614,627
Consumer Staples Portfolio*	16,303,960
Fidelity Advisor Consumer Staples Fund: Class A	3,857,679
Fidelity Advisor Consumer Staples Fund: Class C	3,155,857
Fidelity Advisor Consumer Staples Fund: Class M	935,685
Fidelity Advisor Consumer Staples Fund: Class I	3,946,992
Defense and Aerospace Portfolio	13,150,792
Energy Portfolio	48,183,730
Energy Service Portfolio	11,398,288
Environment and Alternative Energy Portfolio	7,332,130
Financial Services Portfolio	10,252,024
Gold Portfolio*	57,647,155
Fidelity Advisor Gold Fund: Class A	3,686,120
Fidelity Advisor Gold Fund: Class C	5,420,698
Fidelity Advisor Gold Fund: Class M	1,198,594
Fidelity Advisor Gold Fund: Class I	3,228,825
Health Care Portfolio	30,545,030
Health Care Services Portfolio	9,134,494
Industrial Equipment Portfolio	3,954,656
Industrials Portfolio	26,176,488
Insurance Portfolio	6,002,797
IT Services Portfolio	36,506,618
Leisure Portfolio	3,456,061
Materials Portfolio*	10,363,961
Fidelity Advisor Materials Fund: Class A	2,284,951
Fidelity Advisor Materials Fund: Class C	1,013,347
Fidelity Advisor Materials Fund: Class M	430,125
Fidelity Advisor Materials Fund: Class I	4,863,907
Medical Equipment and Systems Portfolio	88,365,642
Multimedia Portfolio	7,810,113
Natural Gas Portfolio	13,157,279
Natural Resources Portfolio	31,597,633
Pharmaceuticals Portfolio	49,057,834

TRUST/Fund	Number of Shares Outstanding as of July 31, 2017
Retailing Portfolio	15,312,610
Semiconductors Portfolio	28,702,325
Software and IT Services Portfolio	28,799,269
Technology Portfolio	33,707,316
Telecommunications Portfolio*	5,487,142
Fidelity Advisor Telecommunications Fund: Class A	348,349
Fidelity Advisor Telecommunications Fund: Class C	163,683
Fidelity Advisor Telecommunications Fund: Class M	84,818
Fidelity Advisor Telecommunications Fund: Class I	175,238
Transportation Portfolio	5,873,963
Utilities Portfolio	8,658,510
Wireless Portfolio	29,419,397
Fidelity FlexSM Real Estate Fund	25,636
Fidelity International Real Estate Fund*	20,246,543
Fidelity Advisor International Real Estate Fund: Class A	917,255
Fidelity Advisor International Real Estate Fund: Class C	451,918
Fidelity Advisor International Real Estate Fund: Class M	379,144
Fidelity Advisor International Real Estate Fund: Class I	15,364,898
Fidelity Real Estate Investment Portfolio	100,776,085
Fidelity Telecom and Utilities Fund	37,799,519

Number of Shares Outstanding as of August 18, 2017
FIDELITY COVINGTON TRUST
Fidelity MSCI Consumer Discretionary Index ETF	8,119,659
Fidelity MSCI Consumer Staples Index ETF	9,735,505
Fidelity MSCI Energy Index ETF	23,568,063
Fidelity MSCI Financials Index ETF	25,494,151
Fidelity MSCI Health Care Index ETF	21,044,000
Fidelity MSCI Industrials Index ETF	10,202,334
Fidelity MSCI Information Technology Index ETF	22,798,409
Fidelity MSCI Materials Index ETF	6,915,747
Fidelity MSCI Telecommunication Services Index ETF	3,492,819
Fidelity MSCI Utilities Index ETF	8,186,166
Fidelity MSCI Real Estate Index ETF	16,127,015
Fidelity Core Dividend ETF	2,169,521
Fidelity Dividend ETF for Rising Rates	5,391,251
Fidelity Low Volatility Factor ETF	1,180,991
Fidelity Momentum Factor ETF	1,214,726
Fidelity Quality Factor ETF	1,040,834
Fidelity Value Factor ETF	1,357,014

TRUST/Fund	Number of Shares Outstanding as of July 31, 2017
FIDELITY COMMONWEALTH TRUST
Fidelity Nasdaq Composite Index® Tracking Stock	5,124,348

FIDELITY COMMONWEALTH TRUST II
Fidelity International Enhanced Index Fund	53,639,072
Fidelity Large Cap Core Enhanced Index Fund	39,446,991
Fidelity Large Cap Growth Enhanced Index Fund	53,185,911
Fidelity Large Cap Value Enhanced Index Fund	234,533,235
Fidelity Mid Cap Enhanced Index Fund	79,873,800
Fidelity Small Cap Enhanced Index Fund	62,726,189

*	For a class of shares of the fund.

APPENDIX I

To the knowledge of the trusts, substantial (5% or more) record and/or beneficial ownership of each fund or class on July 31, 2017 (August 18, 2017 for Fidelity Covington Trust) was as follows:

FIDELITY ADVISOR SERIES VII
Class Name	Owner Name	City	State	Ownership %
FIDELITY ADVISOR BIOTECHNOLOGY FUND: CLASS A	PERSHING LLC	JERSEY CITY	NJ	15.14%
FIDELITY ADVISOR BIOTECHNOLOGY FUND: CLASS A	FIDELITY BROKERAGE SERVICES LLC	BOSTON	MA	10.41%
FIDELITY ADVISOR BIOTECHNOLOGY FUND: CLASS A	WELLS FARGO BANK	SAINT LOUIS	MO	10.20%
FIDELITY ADVISOR BIOTECHNOLOGY FUND: CLASS A	AMERIPRISE FINANCIAL CORPORATION	MINNEAPOLIS	MN	8.45%
FIDELITY ADVISOR BIOTECHNOLOGY FUND: CLASS A	BANKAMERICA CORP.	JACKSONVILLE	FL	5.19%
FIDELITY ADVISOR BIOTECHNOLOGY FUND: CLASS A	LPL FINANCIAL	BOSTON	MA	5.14%
FIDELITY ADVISOR BIOTECHNOLOGY FUND: CLASS A	MORGAN STANLEY & CO INC.	JERSEY CITY	NJ	5.02%
FIDELITY ADVISOR BIOTECHNOLOGY FUND: CLASS C	WELLS FARGO BANK	SAINT LOUIS	MO	14.09%
FIDELITY ADVISOR BIOTECHNOLOGY FUND: CLASS C	PERSHING LLC	JERSEY CITY	NJ	12.59%
FIDELITY ADVISOR BIOTECHNOLOGY FUND: CLASS C	MORGAN STANLEY & CO INC.	JERSEY CITY	NJ	11.17%
FIDELITY ADVISOR BIOTECHNOLOGY FUND: CLASS C	AMERIPRISE FINANCIAL CORPORATION	MINNEAPOLIS	MN	9.71%
FIDELITY ADVISOR BIOTECHNOLOGY FUND: CLASS C	BANKAMERICA CORP.	JACKSONVILLE	FL	9.44%
FIDELITY ADVISOR BIOTECHNOLOGY FUND: CLASS C	FIDELITY BROKERAGE SERVICES LLC	BOSTON	MA	7.61%
FIDELITY ADVISOR BIOTECHNOLOGY FUND: CLASS I	AMERIPRISE FINANCIAL CORPORATION	MINNEAPOLIS	MN	16.09%
FIDELITY ADVISOR BIOTECHNOLOGY FUND: CLASS I	WELLS FARGO BANK	SAINT LOUIS	MO	13.44%
FIDELITY ADVISOR BIOTECHNOLOGY FUND: CLASS I	BANKAMERICA CORP.	JACKSONVILLE	FL	11.55%
FIDELITY ADVISOR BIOTECHNOLOGY FUND: CLASS I	PERSHING LLC	JERSEY CITY	NJ	9.75%
FIDELITY ADVISOR BIOTECHNOLOGY FUND: CLASS I	LPL FINANCIAL	BOSTON	MA	7.54%
FIDELITY ADVISOR BIOTECHNOLOGY FUND: CLASS I	UBS AG	WEEHAWKEN	NJ	7.47%
FIDELITY ADVISOR BIOTECHNOLOGY FUND: CLASS I	MORGAN STANLEY & CO INC.	JERSEY CITY	NJ	6.48%
FIDELITY ADVISOR BIOTECHNOLOGY FUND: CLASS M	ADP	ROSELAND	NJ	16.82%
FIDELITY ADVISOR BIOTECHNOLOGY FUND: CLASS M	PERSHING LLC	JERSEY CITY	NJ	11.53%
FIDELITY ADVISOR BIOTECHNOLOGY FUND: CLASS M	FIDELITY BROKERAGE SERVICES LLC	BOSTON	MA	6.91%
FIDELITY ADVISOR BIOTECHNOLOGY FUND: CLASS M	LPL FINANCIAL	BOSTON	MA	6.49%
FIDELITY ADVISOR COMMUNICATIONS EQUIPMENT FUND: CLASS A	PERSHING LLC	JERSEY CITY	NJ	13.73%
FIDELITY ADVISOR COMMUNICATIONS EQUIPMENT FUND: CLASS A	FIDELITY BROKERAGE SERVICES LLC	BOSTON	MA	12.96%
FIDELITY ADVISOR COMMUNICATIONS EQUIPMENT FUND: CLASS A	WELLS FARGO BANK	SAINT LOUIS	MO	5.89%
FIDELITY ADVISOR COMMUNICATIONS EQUIPMENT FUND: CLASS C	PERSHING LLC	JERSEY CITY	NJ	15.16%
FIDELITY ADVISOR COMMUNICATIONS EQUIPMENT FUND: CLASS C	MORGAN STANLEY & CO INC.	JERSEY CITY	NJ	11.01%
FIDELITY ADVISOR COMMUNICATIONS EQUIPMENT FUND: CLASS C	LPL FINANCIAL	BOSTON	MA	8.07%
FIDELITY ADVISOR COMMUNICATIONS EQUIPMENT FUND: CLASS C	WELLS FARGO BANK	SAINT LOUIS	MO	7.68%
FIDELITY ADVISOR COMMUNICATIONS EQUIPMENT FUND: CLASS C	FIDELITY BROKERAGE SERVICES LLC	BOSTON	MA	6.88%
FIDELITY ADVISOR COMMUNICATIONS EQUIPMENT FUND: CLASS C	WESTERN INTERNATIONAL SECURITIES, INC.	PASADENA	CA	5.73%
FIDELITY ADVISOR COMMUNICATIONS EQUIPMENT FUND: CLASS I	PERSHING LLC	JERSEY CITY	NJ	71.74%
FIDELITY ADVISOR COMMUNICATIONS EQUIPMENT FUND: CLASS I	LPL FINANCIAL	BOSTON	MA	34.57%
FIDELITY ADVISOR COMMUNICATIONS EQUIPMENT FUND: CLASS M	ADP	ROSELAND	NJ	51.26%
FIDELITY ADVISOR COMMUNICATIONS EQUIPMENT FUND: CLASS M	PAYCHEX SECURITIES CORPORATION	ROCHESTER	NY	5.40%
FIDELITY ADVISOR CONSUMER DISCRETIONARY FUND: CLASS A	PERSHING LLC	JERSEY CITY	NJ	14.85%
FIDELITY ADVISOR CONSUMER DISCRETIONARY FUND: CLASS A	FIDELITY BROKERAGE SERVICES LLC	BOSTON	MA	13.03%
FIDELITY ADVISOR CONSUMER DISCRETIONARY FUND: CLASS A	AMERIPRISE FINANCIAL CORPORATION	MINNEAPOLIS	MN	10.01%
FIDELITY ADVISOR CONSUMER DISCRETIONARY FUND: CLASS A	LPL FINANCIAL	BOSTON	MA	7.45%
FIDELITY ADVISOR CONSUMER DISCRETIONARY FUND: CLASS A	WELLS FARGO BANK	SAINT LOUIS	MO	7.42%
FIDELITY ADVISOR CONSUMER DISCRETIONARY FUND: CLASS A	MORGAN STANLEY & CO INC.	JERSEY CITY	NJ	5.93%
FIDELITY ADVISOR CONSUMER DISCRETIONARY FUND: CLASS A	TCADVISORS NETWORK INC.	ENGLEWOOD	CO	5.16%
FIDELITY ADVISOR CONSUMER DISCRETIONARY FUND: CLASS C	PERSHING LLC	JERSEY CITY	NJ	19.04%
FIDELITY ADVISOR CONSUMER DISCRETIONARY FUND: CLASS C	WELLS FARGO BANK	SAINT LOUIS	MO	11.47%
FIDELITY ADVISOR CONSUMER DISCRETIONARY FUND: CLASS C	FIDELITY BROKERAGE SERVICES LLC	BOSTON	MA	9.66%
FIDELITY ADVISOR CONSUMER DISCRETIONARY FUND: CLASS C	AMERIPRISE FINANCIAL CORPORATION	MINNEAPOLIS	MN	7.95%
FIDELITY ADVISOR CONSUMER DISCRETIONARY FUND: CLASS C	LPL FINANCIAL	BOSTON	MA	6.39%
FIDELITY ADVISOR CONSUMER DISCRETIONARY FUND: CLASS C	RAYMOND JAMES	SAINT PETERSBURG	FL	5.58%
FIDELITY ADVISOR CONSUMER DISCRETIONARY FUND: CLASS I	AMERIPRISE FINANCIAL CORPORATION	MINNEAPOLIS	MN	19.77%
FIDELITY ADVISOR CONSUMER DISCRETIONARY FUND: CLASS I	LPL FINANCIAL	BOSTON	MA	12.90%

FIDELITY ADVISOR SERIES VII
Class Name	Owner Name	City	State	Ownership %
FIDELITY ADVISOR CONSUMER DISCRETIONARY FUND: CLASS I	WELLS FARGO BANK	SAINT LOUIS	MO	11.38%
FIDELITY ADVISOR CONSUMER DISCRETIONARY FUND: CLASS I	PERSHING LLC	JERSEY CITY	NJ	10.14%
FIDELITY ADVISOR CONSUMER DISCRETIONARY FUND: CLASS I	BANKAMERICA CORP.	JACKSONVILLE	FL	8.52%
FIDELITY ADVISOR CONSUMER DISCRETIONARY FUND: CLASS I	PRUDENTIAL	NEWARK	NJ	6.32%
FIDELITY ADVISOR CONSUMER DISCRETIONARY FUND: CLASS I	RAYMOND JAMES	SAINT PETERSBURG	FL	5.07%
FIDELITY ADVISOR CONSUMER DISCRETIONARY FUND: CLASS M	PERSHING LLC	JERSEY CITY	NJ	17.93%
FIDELITY ADVISOR CONSUMER DISCRETIONARY FUND: CLASS M	ADP	ROSELAND	NJ	11.09%
FIDELITY ADVISOR CONSUMER DISCRETIONARY FUND: CLASS M	AMERIPRISE FINANCIAL CORPORATION	MINNEAPOLIS	MN	8.47%
FIDELITY ADVISOR CONSUMER DISCRETIONARY FUND: CLASS M	FIDELITY BROKERAGE SERVICES LLC	BOSTON	MA	8.06%
FIDELITY ADVISOR CONSUMER DISCRETIONARY FUND: CLASS M	CHARLES SCHWAB & CO., INC.	SAN FRANCISCO	CA	5.31%
FIDELITY ADVISOR ENERGY FUND: CLASS A	PERSHING LLC	JERSEY CITY	NJ	13.47%
FIDELITY ADVISOR ENERGY FUND: CLASS A	FIDELITY BROKERAGE SERVICES LLC	BOSTON	MA	13.34%
FIDELITY ADVISOR ENERGY FUND: CLASS A	AMERIPRISE FINANCIAL CORPORATION	MINNEAPOLIS	MN	6.70%
FIDELITY ADVISOR ENERGY FUND: CLASS C	PERSHING LLC	JERSEY CITY	NJ	31.36%
FIDELITY ADVISOR ENERGY FUND: CLASS C	FIDELITY BROKERAGE SERVICES LLC	BOSTON	MA	9.29%
FIDELITY ADVISOR ENERGY FUND: CLASS C	AMERIPRISE FINANCIAL CORPORATION	MINNEAPOLIS	MN	7.59%
FIDELITY ADVISOR ENERGY FUND: CLASS C	WELLS FARGO BANK	SAINT LOUIS	MO	7.49%
FIDELITY ADVISOR ENERGY FUND: CLASS C	MORGAN STANLEY & CO INC.	JERSEY CITY	NJ	6.68%
FIDELITY ADVISOR ENERGY FUND: CLASS I	AMERIPRISE FINANCIAL CORPORATION	MINNEAPOLIS	MN	18.49%
FIDELITY ADVISOR ENERGY FUND: CLASS I	PERSHING LLC	JERSEY CITY	NJ	10.17%
FIDELITY ADVISOR ENERGY FUND: CLASS I	BANKAMERICA CORP.	JACKSONVILLE	FL	9.67%
FIDELITY ADVISOR ENERGY FUND: CLASS I	UBS AG	WEEHAWKEN	NJ	7.34%
FIDELITY ADVISOR ENERGY FUND: CLASS I	LPL FINANCIAL	BOSTON	MA	6.45%
FIDELITY ADVISOR ENERGY FUND: CLASS I	RAYMOND JAMES	SAINT PETERSBURG	FL	5.14%
FIDELITY ADVISOR ENERGY FUND: CLASS M	FIDELITY BROKERAGE SERVICES LLC	BOSTON	MA	9.07%
FIDELITY ADVISOR ENERGY FUND: CLASS M	PERSHING LLC	JERSEY CITY	NJ	8.50%
FIDELITY ADVISOR ENERGY FUND: CLASS M	ADP	ROSELAND	NJ	6.45%
FIDELITY ADVISOR FINANCIAL SERVICES FUND: CLASS A	PERSHING LLC	JERSEY CITY	NJ	16.00%
FIDELITY ADVISOR FINANCIAL SERVICES FUND: CLASS A	FIDELITY BROKERAGE SERVICES LLC	BOSTON	MA	10.90%
FIDELITY ADVISOR FINANCIAL SERVICES FUND: CLASS A	RBC DAIN RAUSCHER CORP.	MINNEAPOLIS	MN	6.11%
FIDELITY ADVISOR FINANCIAL SERVICES FUND: CLASS A	WELLS FARGO BANK	SAINT LOUIS	MO	6.06%
FIDELITY ADVISOR FINANCIAL SERVICES FUND: CLASS A	AMERIPRISE FINANCIAL CORPORATION	MINNEAPOLIS	MN	5.71%
FIDELITY ADVISOR FINANCIAL SERVICES FUND: CLASS A	JP MORGAN CHASE	BROOKLYN	NY	5.05%
FIDELITY ADVISOR FINANCIAL SERVICES FUND: CLASS C	PERSHING LLC	JERSEY CITY	NJ	16.15%
FIDELITY ADVISOR FINANCIAL SERVICES FUND: CLASS C	FIDELITY BROKERAGE SERVICES LLC	BOSTON	MA	13.82%
FIDELITY ADVISOR FINANCIAL SERVICES FUND: CLASS C	MORGAN STANLEY & CO INC.	JERSEY CITY	NJ	7.62%
FIDELITY ADVISOR FINANCIAL SERVICES FUND: CLASS C	WELLS FARGO BANK	SAINT LOUIS	MO	7.58%
FIDELITY ADVISOR FINANCIAL SERVICES FUND: CLASS C	JP MORGAN CHASE	BROOKLYN	NY	6.15%
FIDELITY ADVISOR FINANCIAL SERVICES FUND: CLASS C	LPL FINANCIAL	BOSTON	MA	6.09%
FIDELITY ADVISOR FINANCIAL SERVICES FUND: CLASS C	AMERIPRISE FINANCIAL CORPORATION	MINNEAPOLIS	MN	5.36%
FIDELITY ADVISOR FINANCIAL SERVICES FUND: CLASS I	AMERIPRISE FINANCIAL CORPORATION	MINNEAPOLIS	MN	20.52%
FIDELITY ADVISOR FINANCIAL SERVICES FUND: CLASS I	LPL FINANCIAL	BOSTON	MA	15.10%
FIDELITY ADVISOR FINANCIAL SERVICES FUND: CLASS I	PERSHING LLC	JERSEY CITY	NJ	11.88%
FIDELITY ADVISOR FINANCIAL SERVICES FUND: CLASS I	WELLS FARGO BANK	SAINT LOUIS	MO	8.16%
FIDELITY ADVISOR FINANCIAL SERVICES FUND: CLASS I	UBS AG	WEEHAWKEN	NJ	5.60%
FIDELITY ADVISOR FINANCIAL SERVICES FUND: CLASS M	PERSHING LLC	JERSEY CITY	NJ	14.08%
FIDELITY ADVISOR FINANCIAL SERVICES FUND: CLASS M	FIDELITY BROKERAGE SERVICES LLC	BOSTON	MA	9.62%
FIDELITY ADVISOR FINANCIAL SERVICES FUND: CLASS M	ADP	ROSELAND	NJ	7.22%
FIDELITY ADVISOR FINANCIAL SERVICES FUND: CLASS M	RBC DAIN RAUSCHER CORP.	MINNEAPOLIS	MN	7.08%
FIDELITY ADVISOR FINANCIAL SERVICES FUND: CLASS M	LPL FINANCIAL	BOSTON	MA	5.73%
FIDELITY ADVISOR GLOBAL REAL ESTATE FUND: CLASS A	FIDELITY INVESTMENTS	BOSTON	MA	73.86%
FIDELITY ADVISOR GLOBAL REAL ESTATE FUND: CLASS A	PERSHING LLC	JERSEY CITY	NJ	11.08%
FIDELITY ADVISOR GLOBAL REAL ESTATE FUND: CLASS A	ADVISOR GROUP	PHOENIX	AZ	5.79%
FIDELITY ADVISOR GLOBAL REAL ESTATE FUND: CLASS C	UNDESIGNATED	SMITHFIELD	RI	65.43%
FIDELITY ADVISOR GLOBAL REAL ESTATE FUND: CLASS C	FIDELITY BROKERAGE SERVICES LLC	BOSTON	MA	19.77%
FIDELITY ADVISOR GLOBAL REAL ESTATE FUND: CLASS C	PERSHING LLC	JERSEY CITY	NJ	9.64%
FIDELITY ADVISOR GLOBAL REAL ESTATE FUND: CLASS I	FIDELITY INVESTMENTS	BOSTON	MA	56.36%
FIDELITY ADVISOR GLOBAL REAL ESTATE FUND: CLASS I	PERSHING LLC	JERSEY CITY	NJ	14.55%

FIDELITY ADVISOR SERIES VII
Class Name	Owner Name	City	State	Ownership %
FIDELITY ADVISOR GLOBAL REAL ESTATE FUND: CLASS I	WELLS FARGO BANK	SAINT LOUIS	MO	11.90%
FIDELITY ADVISOR GLOBAL REAL ESTATE FUND: CLASS M	FIDELITY INVESTMENTS	BOSTON	MA	88.05%
FIDELITY ADVISOR HEALTH CARE FUND: CLASS A	PERSHING LLC	JERSEY CITY	NJ	15.52%
FIDELITY ADVISOR HEALTH CARE FUND: CLASS A	FIDELITY BROKERAGE SERVICES LLC	BOSTON	MA	10.94%
FIDELITY ADVISOR HEALTH CARE FUND: CLASS A	AMERIPRISE FINANCIAL CORPORATION	MINNEAPOLIS	MN	7.75%
FIDELITY ADVISOR HEALTH CARE FUND: CLASS A	WELLS FARGO BANK	SAINT LOUIS	MO	7.20%
FIDELITY ADVISOR HEALTH CARE FUND: CLASS A	LPL FINANCIAL	BOSTON	MA	5.51%
FIDELITY ADVISOR HEALTH CARE FUND: CLASS A	CHARLES SCHWAB & CO., INC.	SAN FRANCISCO	CA	5.16%
FIDELITY ADVISOR HEALTH CARE FUND: CLASS C	PERSHING LLC	JERSEY CITY	NJ	15.20%
FIDELITY ADVISOR HEALTH CARE FUND: CLASS C	WELLS FARGO BANK	SAINT LOUIS	MO	12.29%
FIDELITY ADVISOR HEALTH CARE FUND: CLASS C	AMERIPRISE FINANCIAL CORPORATION	MINNEAPOLIS	MN	9.87%
FIDELITY ADVISOR HEALTH CARE FUND: CLASS C	FIDELITY BROKERAGE SERVICES LLC	BOSTON	MA	9.58%
FIDELITY ADVISOR HEALTH CARE FUND: CLASS C	BANKAMERICA CORP.	JACKSONVILLE	FL	6.47%
FIDELITY ADVISOR HEALTH CARE FUND: CLASS C	MORGAN STANLEY & CO INC.	JERSEY CITY	NJ	6.34%
FIDELITY ADVISOR HEALTH CARE FUND: CLASS C	LPL FINANCIAL	BOSTON	MA	5.52%
FIDELITY ADVISOR HEALTH CARE FUND: CLASS I	AMERIPRISE FINANCIAL CORPORATION	MINNEAPOLIS	MN	17.17%
FIDELITY ADVISOR HEALTH CARE FUND: CLASS I	PERSHING LLC	JERSEY CITY	NJ	13.65%
FIDELITY ADVISOR HEALTH CARE FUND: CLASS I	BANKAMERICA CORP.	JACKSONVILLE	FL	9.99%
FIDELITY ADVISOR HEALTH CARE FUND: CLASS I	LPL FINANCIAL	BOSTON	MA	7.82%
FIDELITY ADVISOR HEALTH CARE FUND: CLASS I	WELLS FARGO BANK	SAINT LOUIS	MO	7.72%
FIDELITY ADVISOR HEALTH CARE FUND: CLASS I	MORGAN STANLEY & CO INC.	JERSEY CITY	NJ	5.68%
FIDELITY ADVISOR HEALTH CARE FUND: CLASS M	PERSHING LLC	JERSEY CITY	NJ	11.35%
FIDELITY ADVISOR HEALTH CARE FUND: CLASS M	ADP	ROSELAND	NJ	8.97%
FIDELITY ADVISOR HEALTH CARE FUND: CLASS M	FIDELITY BROKERAGE SERVICES LLC	BOSTON	MA	8.55%
FIDELITY ADVISOR HEALTH CARE FUND: CLASS M	WELLS FARGO BANK	SAINT LOUIS	MO	5.57%
FIDELITY ADVISOR INDUSTRIALS FUND: CLASS A	PERSHING LLC	JERSEY CITY	NJ	12.62%
FIDELITY ADVISOR INDUSTRIALS FUND: CLASS A	FIDELITY BROKERAGE SERVICES LLC	BOSTON	MA	10.60%
FIDELITY ADVISOR INDUSTRIALS FUND: CLASS A	AMERIPRISE FINANCIAL CORPORATION	MINNEAPOLIS	MN	10.52%
FIDELITY ADVISOR INDUSTRIALS FUND: CLASS A	WELLS FARGO BANK	SAINT LOUIS	MO	8.18%
FIDELITY ADVISOR INDUSTRIALS FUND: CLASS A	CHARLES SCHWAB & CO., INC.	SAN FRANCISCO	CA	7.42%
FIDELITY ADVISOR INDUSTRIALS FUND: CLASS C	PERSHING LLC	JERSEY CITY	NJ	15.70%
FIDELITY ADVISOR INDUSTRIALS FUND: CLASS C	WELLS FARGO BANK	SAINT LOUIS	MO	12.05%
FIDELITY ADVISOR INDUSTRIALS FUND: CLASS C	FIDELITY BROKERAGE SERVICES LLC	BOSTON	MA	9.33%
FIDELITY ADVISOR INDUSTRIALS FUND: CLASS C	BANKAMERICA CORP.	JACKSONVILLE	FL	9.16%
FIDELITY ADVISOR INDUSTRIALS FUND: CLASS C	MORGAN STANLEY & CO INC.	JERSEY CITY	NJ	7.17%
FIDELITY ADVISOR INDUSTRIALS FUND: CLASS C	AMERIPRISE FINANCIAL CORPORATION	MINNEAPOLIS	MN	6.77%
FIDELITY ADVISOR INDUSTRIALS FUND: CLASS C	RAYMOND JAMES	SAINT PETERSBURG	FL	5.01%
FIDELITY ADVISOR INDUSTRIALS FUND: CLASS C	LPL FINANCIAL	BOSTON	MA	5.01%
FIDELITY ADVISOR INDUSTRIALS FUND: CLASS I	AMERIPRISE FINANCIAL CORPORATION	MINNEAPOLIS	MN	16.24%
FIDELITY ADVISOR INDUSTRIALS FUND: CLASS I	WELLS FARGO BANK	SAINT LOUIS	MO	12.93%
FIDELITY ADVISOR INDUSTRIALS FUND: CLASS I	PERSHING LLC	JERSEY CITY	NJ	10.14%
FIDELITY ADVISOR INDUSTRIALS FUND: CLASS I	UBS AG	WEEHAWKEN	NJ	9.43%
FIDELITY ADVISOR INDUSTRIALS FUND: CLASS I	LPL FINANCIAL	BOSTON	MA	8.71%
FIDELITY ADVISOR INDUSTRIALS FUND: CLASS I	BANKAMERICA CORP.	JACKSONVILLE	FL	6.21%
FIDELITY ADVISOR INDUSTRIALS FUND: CLASS I	MORGAN STANLEY & CO INC.	JERSEY CITY	NJ	5.13%
FIDELITY ADVISOR INDUSTRIALS FUND: CLASS M	RBC DAIN RAUSCHER CORP.	MINNEAPOLIS	MN	27.27%
FIDELITY ADVISOR INDUSTRIALS FUND: CLASS M	PERSHING LLC	JERSEY CITY	NJ	9.90%
FIDELITY ADVISOR INDUSTRIALS FUND: CLASS M	FIDELITY BROKERAGE SERVICES LLC	BOSTON	MA	7.82%
FIDELITY ADVISOR INDUSTRIALS FUND: CLASS M	ADP	ROSELAND	NJ	5.14%
FIDELITY ADVISOR INDUSTRIALS FUND: CLASS M	LPL FINANCIAL	BOSTON	MA	5.11%
FIDELITY ADVISOR INDUSTRIALS FUND: CLASS M	WELLS FARGO BANK	SAINT LOUIS	MO	5.02%
FIDELITY ADVISOR REAL ESTATE FUND: CLASS A	PERSHING LLC	JERSEY CITY	NJ	10.15%
FIDELITY ADVISOR REAL ESTATE FUND: CLASS A	GREAT WEST	ENGLEWOOD	CO	6.86%
FIDELITY ADVISOR REAL ESTATE FUND: CLASS A	SECURITY BENEFIT	TOPEKA	KS	6.61%
FIDELITY ADVISOR REAL ESTATE FUND: CLASS A	FIDELITY BROKERAGE SERVICES LLC	BOSTON	MA	5.67%
FIDELITY ADVISOR REAL ESTATE FUND: CLASS A	AMERIPRISE FINANCIAL CORPORATION	MINNEAPOLIS	MN	5.08%
FIDELITY ADVISOR REAL ESTATE FUND: CLASS A	ADP	ROSELAND	NJ	5.07%
FIDELITY ADVISOR REAL ESTATE FUND: CLASS C	PERSHING LLC	JERSEY CITY	NJ	12.30%

FIDELITY ADVISOR SERIES VII
Class Name	Owner Name	City	State	Ownership %
FIDELITY ADVISOR REAL ESTATE FUND: CLASS C	FIDELITY BROKERAGE SERVICES LLC	BOSTON	MA	10.66%
FIDELITY ADVISOR REAL ESTATE FUND: CLASS C	WELLS FARGO BANK	SAINT LOUIS	MO	8.75%
FIDELITY ADVISOR REAL ESTATE FUND: CLASS C	RAYMOND JAMES	SAINT PETERSBURG	FL	8.07%
FIDELITY ADVISOR REAL ESTATE FUND: CLASS C	AMERIPRISE FINANCIAL CORPORATION	MINNEAPOLIS	MN	7.59%
FIDELITY ADVISOR REAL ESTATE FUND: CLASS C	CADARET GRANT & COMPANY, INC.	MANLIUS	NY	5.65%
FIDELITY ADVISOR REAL ESTATE FUND: CLASS I	OHIO NATIONAL LIFE INSURANCE COMPANY	CINCINNATI	OH	24.76%
FIDELITY ADVISOR REAL ESTATE FUND: CLASS I	PERSHING LLC	JERSEY CITY	NJ	9.54%
FIDELITY ADVISOR REAL ESTATE FUND: CLASS M	SAMMONS FINANCIAL NETWORK, LLC	WEST DES MOINES	IA	23.25%
FIDELITY ADVISOR REAL ESTATE FUND: CLASS M	SECURITY BENEFIT	TOPEKA	KS	19.97%
FIDELITY ADVISOR REAL ESTATE FUND: CLASS M	ADP	ROSELAND	NJ	19.02%
FIDELITY INTERNATIONAL REAL ESTATE FUND*	CHARLES SCHWAB & CO., INC.	SAN FRANCISCO	CA	6.24%
FIDELITY INTERNATIONAL REAL ESTATE FUND*	FMR LLC	BOSTON	MA	5.67%
FIDELITY ADVISOR INTERNATIONAL REAL ESTATE FUND: CLASS A	PERSHING LLC	JERSEY CITY	NJ	13.07%
FIDELITY ADVISOR INTERNATIONAL REAL ESTATE FUND: CLASS A	AMERIPRISE FINANCIAL CORPORATION	MINNEAPOLIS	MN	12.47%
FIDELITY ADVISOR INTERNATIONAL REAL ESTATE FUND: CLASS A	FIDELITY BROKERAGE SERVICES LLC	BOSTON	MA	7.65%
FIDELITY ADVISOR INTERNATIONAL REAL ESTATE FUND: CLASS A	NATIONWIDE FINANCIAL	COLUMBUS	OH	5.50%
FIDELITY ADVISOR INTERNATIONAL REAL ESTATE FUND: CLASS A	CHARLES SCHWAB & CO., INC.	SAN FRANCISCO	CA	5.03%
FIDELITY ADVISOR INTERNATIONAL REAL ESTATE FUND: CLASS C	PERSHING LLC	JERSEY CITY	NJ	14.43%
FIDELITY ADVISOR INTERNATIONAL REAL ESTATE FUND: CLASS C	FIDELITY BROKERAGE SERVICES LLC	BOSTON	MA	10.80%
FIDELITY ADVISOR INTERNATIONAL REAL ESTATE FUND: CLASS C	MORGAN STANLEY & CO INC.	JERSEY CITY	NJ	8.50%
FIDELITY ADVISOR INTERNATIONAL REAL ESTATE FUND: CLASS C	BANKAMERICA CORP.	JACKSONVILLE	FL	7.76%
FIDELITY ADVISOR INTERNATIONAL REAL ESTATE FUND: CLASS C	WELLS FARGO BANK	SAINT LOUIS	MO	6.24%
FIDELITY ADVISOR INTERNATIONAL REAL ESTATE FUND: CLASS C	LPL FINANCIAL	BOSTON	MA	6.20%
FIDELITY ADVISOR INTERNATIONAL REAL ESTATE FUND: CLASS C	AMERIPRISE FINANCIAL CORPORATION	MINNEAPOLIS	MN	6.19%
FIDELITY ADVISOR INTERNATIONAL REAL ESTATE FUND: CLASS C	RAYMOND JAMES	SAINT PETERSBURG	FL	5.97%
FIDELITY ADVISOR INTERNATIONAL REAL ESTATE FUND: CLASS I	WELLS FARGO BANK	MINNEAPOLIS	MN	42.88%
FIDELITY ADVISOR INTERNATIONAL REAL ESTATE FUND: CLASS I	STRATEGIC ADVISERS® INTERNATIONAL II FUND	BOSTON	MA	33.50%
FIDELITY ADVISOR INTERNATIONAL REAL ESTATE FUND: CLASS M	PERSHING LLC	JERSEY CITY	NJ	20.09%
FIDELITY ADVISOR INTERNATIONAL REAL ESTATE FUND: CLASS M	ADP	ROSELAND	NJ	15.50%
FIDELITY ADVISOR INTERNATIONAL REAL ESTATE FUND: CLASS M	NORTHEAST SECURITIES, INC.	UNIONDALE	NY	12.17%
FIDELITY ADVISOR INTERNATIONAL REAL ESTATE FUND: CLASS M	FIDELITY BROKERAGE SERVICES LLC	BOSTON	MA	9.60%
FIDELITY ADVISOR SEMICONDUCTORS FUND: CLASS A	PERSHING LLC	JERSEY CITY	NJ	14.63%
FIDELITY ADVISOR SEMICONDUCTORS FUND: CLASS A	FIDELITY BROKERAGE SERVICES LLC	BOSTON	MA	13.40%
FIDELITY ADVISOR SEMICONDUCTORS FUND: CLASS A	WELLS FARGO BANK	SAINT LOUIS	MO	6.79%
FIDELITY ADVISOR SEMICONDUCTORS FUND: CLASS A	LPL FINANCIAL	BOSTON	MA	6.13%
FIDELITY ADVISOR SEMICONDUCTORS FUND: CLASS C	WELLS FARGO BANK	SAINT LOUIS	MO	14.32%
FIDELITY ADVISOR SEMICONDUCTORS FUND: CLASS C	PERSHING LLC	JERSEY CITY	NJ	11.66%
FIDELITY ADVISOR SEMICONDUCTORS FUND: CLASS C	LPL FINANCIAL	BOSTON	MA	7.47%
FIDELITY ADVISOR SEMICONDUCTORS FUND: CLASS C	CHARLES SCHWAB & CO., INC.	SAN FRANCISCO	CA	7.25%
FIDELITY ADVISOR SEMICONDUCTORS FUND: CLASS C	CADARET GRANT & COMPANY, INC.	MANLIUS	NY	6.17%
FIDELITY ADVISOR SEMICONDUCTORS FUND: CLASS C	AMERIPRISE FINANCIAL CORPORATION	MINNEAPOLIS	MN	5.31%
FIDELITY ADVISOR SEMICONDUCTORS FUND: CLASS I	PERSHING LLC	JERSEY CITY	NJ	30.59%
FIDELITY ADVISOR SEMICONDUCTORS FUND: CLASS I	AMERIPRISE FINANCIAL CORPORATION	MINNEAPOLIS	MN	14.24%
FIDELITY ADVISOR SEMICONDUCTORS FUND: CLASS I	LPL FINANCIAL	BOSTON	MA	10.46%
FIDELITY ADVISOR SEMICONDUCTORS FUND: CLASS I	COMMONWEALTH FINANCIAL NETWORK	WALTHAM	MA	9.47%
FIDELITY ADVISOR SEMICONDUCTORS FUND: CLASS I	WELLS FARGO BANK	SAINT LOUIS	MO	8.64%
FIDELITY ADVISOR SEMICONDUCTORS FUND: CLASS M	ADP	ROSELAND	NJ	20.95%
FIDELITY ADVISOR SEMICONDUCTORS FUND: CLASS M	FIDELITY BROKERAGE SERVICES LLC	BOSTON	MA	11.54%
FIDELITY ADVISOR SEMICONDUCTORS FUND: CLASS M	PERSHING LLC	JERSEY CITY	NJ	8.10%
FIDELITY ADVISOR SEMICONDUCTORS FUND: CLASS M	LPL FINANCIAL	BOSTON	MA	6.70%
FIDELITY ADVISOR SEMICONDUCTORS FUND: CLASS M	PAYCHEX SECURITIES CORPORATION	ROCHESTER	NY	5.88%
FIDELITY ADVISOR TECHNOLOGY FUND: CLASS A	PERSHING LLC	JERSEY CITY	NJ	13.29%
FIDELITY ADVISOR TECHNOLOGY FUND: CLASS A	FIDELITY BROKERAGE SERVICES LLC	BOSTON	MA	9.34%
FIDELITY ADVISOR TECHNOLOGY FUND: CLASS A	WELLS FARGO BANK	SAINT LOUIS	MO	7.00%
FIDELITY ADVISOR TECHNOLOGY FUND: CLASS C	PERSHING LLC	JERSEY CITY	NJ	10.61%
FIDELITY ADVISOR TECHNOLOGY FUND: CLASS C	FIDELITY BROKERAGE SERVICES LLC	BOSTON	MA	10.31%

FIDELITY ADVISOR SERIES VII
Class Name	Owner Name	City	State	Ownership %
FIDELITY ADVISOR TECHNOLOGY FUND: CLASS C	WELLS FARGO BANK	SAINT LOUIS	MO	8.41%
FIDELITY ADVISOR TECHNOLOGY FUND: CLASS C	MORGAN STANLEY & CO INC.	JERSEY CITY	NJ	6.67%
FIDELITY ADVISOR TECHNOLOGY FUND: CLASS C	BANKAMERICA CORP.	JACKSONVILLE	FL	6.36%
FIDELITY ADVISOR TECHNOLOGY FUND: CLASS C	LPL FINANCIAL	BOSTON	MA	6.14%
FIDELITY ADVISOR TECHNOLOGY FUND: CLASS C	AMERIPRISE FINANCIAL CORPORATION	MINNEAPOLIS	MN	5.42%
FIDELITY ADVISOR TECHNOLOGY FUND: CLASS I	PERSHING LLC	JERSEY CITY	NJ	11.75%
FIDELITY ADVISOR TECHNOLOGY FUND: CLASS I	AMERIPRISE FINANCIAL CORPORATION	MINNEAPOLIS	MN	7.81%
FIDELITY ADVISOR TECHNOLOGY FUND: CLASS I	LPL FINANCIAL	BOSTON	MA	6.70%
FIDELITY ADVISOR TECHNOLOGY FUND: CLASS I	MSCS FINANCIAL SERVICES LLC	DENVER	CO	5.25%
FIDELITY ADVISOR TECHNOLOGY FUND: CLASS M	PERSHING LLC	JERSEY CITY	NJ	6.82%
FIDELITY ADVISOR TECHNOLOGY FUND: CLASS M	ADP	ROSELAND	NJ	6.73%
FIDELITY ADVISOR TECHNOLOGY FUND: CLASS M	PRINCIPAL FINANCIAL GROUP	DES MOINES	IA	6.56%
FIDELITY ADVISOR TECHNOLOGY FUND: CLASS M	FIDELITY BROKERAGE SERVICES LLC	BOSTON	MA	6.48%
FIDELITY ADVISOR TECHNOLOGY FUND: CLASS M	ICMA-RC	WASHINGTON	DC	5.41%
FIDELITY ADVISOR UTILITIES FUND: CLASS A	PERSHING LLC	JERSEY CITY	NJ	14.52%
FIDELITY ADVISOR UTILITIES FUND: CLASS A	FIDELITY BROKERAGE SERVICES LLC	BOSTON	MA	12.65%
FIDELITY ADVISOR UTILITIES FUND: CLASS A	WELLS FARGO BANK	SAINT LOUIS	MO	6.68%
FIDELITY ADVISOR UTILITIES FUND: CLASS A	AMERIPRISE FINANCIAL CORPORATION	MINNEAPOLIS	MN	6.02%
FIDELITY ADVISOR UTILITIES FUND: CLASS A	LPL FINANCIAL	BOSTON	MA	5.31%
FIDELITY ADVISOR UTILITIES FUND: CLASS C	PERSHING LLC	JERSEY CITY	NJ	10.85%
FIDELITY ADVISOR UTILITIES FUND: CLASS C	FIDELITY BROKERAGE SERVICES LLC	BOSTON	MA	8.85%
FIDELITY ADVISOR UTILITIES FUND: CLASS C	AMERIPRISE FINANCIAL CORPORATION	MINNEAPOLIS	MN	8.70%
FIDELITY ADVISOR UTILITIES FUND: CLASS C	LPL FINANCIAL	BOSTON	MA	7.98%
FIDELITY ADVISOR UTILITIES FUND: CLASS C	WELLS FARGO BANK	SAINT LOUIS	MO	7.68%
FIDELITY ADVISOR UTILITIES FUND: CLASS C	MORGAN STANLEY & CO INC.	JERSEY CITY	NJ	5.46%
FIDELITY ADVISOR UTILITIES FUND: CLASS C	BANKAMERICA CORP.	JACKSONVILLE	FL	5.11%
FIDELITY ADVISOR UTILITIES FUND: CLASS I	PERSHING LLC	JERSEY CITY	NJ	9.94%
FIDELITY ADVISOR UTILITIES FUND: CLASS I	AMERIPRISE FINANCIAL CORPORATION	MINNEAPOLIS	MN	8.95%
FIDELITY ADVISOR UTILITIES FUND: CLASS I	MORGAN STANLEY & CO INC.	JERSEY CITY	NJ	8.59%
FIDELITY ADVISOR UTILITIES FUND: CLASS I	COMMONWEALTH FINANCIAL NETWORK	WALTHAM	MA	7.88%
FIDELITY ADVISOR UTILITIES FUND: CLASS I	WELLS FARGO BANK	SAINT LOUIS	MO	5.98%
FIDELITY ADVISOR UTILITIES FUND: CLASS I	FIFTH THIRD BANK	CINCINNATI	OH	5.74%
FIDELITY ADVISOR UTILITIES FUND: CLASS I	LPL FINANCIAL	BOSTON	MA	5.70%
FIDELITY ADVISOR UTILITIES FUND: CLASS I	LADENBURG THALMANN	LA VISTA	NE	5.41%
FIDELITY ADVISOR UTILITIES FUND: CLASS M	ADP	ROSELAND	NJ	12.70%
FIDELITY ADVISOR UTILITIES FUND: CLASS M	FIDELITY BROKERAGE SERVICES LLC	BOSTON	MA	9.44%
FIDELITY ADVISOR UTILITIES FUND: CLASS M	PERSHING LLC	JERSEY CITY	NJ	8.63%
FIDELITY ADVISOR UTILITIES FUND: CLASS M	WELLS FARGO BANK	SAINT LOUIS	MO	5.43%

FIDELITY SELECT PORTFOLIOS
Fund or Class Name	Owner Name	City	State	Ownership %
CONSUMER STAPLES PORTFOLIO*	VIP FUNDSMANAGER® 60% PORTFOLIO	BOSTON	MA	9.42%
CONSUMER STAPLES PORTFOLIO*	VIP FUNDSMANAGER® 50% PORTFOLIO	BOSTON	MA	7.80%
FIDELITY ADVISOR CONSUMER STAPLES FUND: CLASS A	PERSHING LLC	JERSEY CITY	NJ	14.21%
FIDELITY ADVISOR CONSUMER STAPLES FUND: CLASS A	FIDELITY BROKERAGE SERVICES LLC	BOSTON	MA	13.71%
FIDELITY ADVISOR CONSUMER STAPLES FUND: CLASS A	AMERIPRISE FINANCIAL CORPORATION	MINNEAPOLIS	MN	13.57%
FIDELITY ADVISOR CONSUMER STAPLES FUND: CLASS A	LPL FINANCIAL	BOSTON	MA	5.79%
FIDELITY ADVISOR CONSUMER STAPLES FUND: CLASS C	PERSHING LLC	JERSEY CITY	NJ	15.39%
FIDELITY ADVISOR CONSUMER STAPLES FUND: CLASS C	AMERIPRISE FINANCIAL CORPORATION	MINNEAPOLIS	MN	14.02%
FIDELITY ADVISOR CONSUMER STAPLES FUND: CLASS C	FIDELITY BROKERAGE SERVICES LLC	BOSTON	MA	11.93%
FIDELITY ADVISOR CONSUMER STAPLES FUND: CLASS C	WELLS FARGO BANK	SAINT LOUIS	MO	8.88%
FIDELITY ADVISOR CONSUMER STAPLES FUND: CLASS C	LPL FINANCIAL	BOSTON	MA	7.06%
FIDELITY ADVISOR CONSUMER STAPLES FUND: CLASS C	BANKAMERICA CORP.	JACKSONVILLE	FL	5.54%
FIDELITY ADVISOR CONSUMER STAPLES FUND: CLASS C	RAYMOND JAMES	SAINT PETERSBURG	FL	5.28%
FIDELITY ADVISOR CONSUMER STAPLES FUND: CLASS I	AMERIPRISE FINANCIAL CORPORATION	MINNEAPOLIS	MN	28.83%
FIDELITY ADVISOR CONSUMER STAPLES FUND: CLASS I	WELLS FARGO BANK	SAINT LOUIS	MO	17.03%
FIDELITY ADVISOR CONSUMER STAPLES FUND: CLASS I	PERSHING LLC	JERSEY CITY	NJ	13.47%

FIDELITY SELECT PORTFOLIOS
Fund or Class Name	Owner Name	City	State	Ownership %
FIDELITY ADVISOR CONSUMER STAPLES FUND: CLASS I	LPL FINANCIAL	BOSTON	MA	9.37%
FIDELITY ADVISOR CONSUMER STAPLES FUND: CLASS M	FIDELITY BROKERAGE SERVICES LLC	BOSTON	MA	14.02%
FIDELITY ADVISOR CONSUMER STAPLES FUND: CLASS M	PERSHING LLC	JERSEY CITY	NJ	13.58%
FIDELITY ADVISOR CONSUMER STAPLES FUND: CLASS M	LPL FINANCIAL	BOSTON	MA	6.99%
FIDELITY ADVISOR CONSUMER STAPLES FUND: CLASS M	AMERIPRISE FINANCIAL CORPORATION	MINNEAPOLIS	MN	5.30%
SOFTWARE AND IT SERVICES PORTFOLIO	CHARLES SCHWAB & CO., INC.	SAN FRANCISCO	CA	5.01%
AIR TRANSPORTATION PORTFOLIO	VIP FUNDSMANAGER® 60% PORTFOLIO	BOSTON	MA	6.92%
AIR TRANSPORTATION PORTFOLIO	VIP FUNDSMANAGER® 50% PORTFOLIO	BOSTON	MA	5.73%
ENERGY PORTFOLIO	STRATEGIC ADVISERS® VALUE FUND	BOSTON	MA	9.21%
ENERGY PORTFOLIO	VIP FUNDSMANAGER® 60% PORTFOLIO	BOSTON	MA	5.77%
TECHNOLOGY PORTFOLIO	VIP FUNDSMANAGER® 60% PORTFOLIO	BOSTON	MA	11.03%
TECHNOLOGY PORTFOLIO	VIP FUNDSMANAGER® 50% PORTFOLIO	BOSTON	MA	9.34%
FINANCIAL SERVICES PORTFOLIO	VIP FUNDSMANAGER® 60% PORTFOLIO	BOSTON	MA	18.11%
FINANCIAL SERVICES PORTFOLIO	VIP FUNDSMANAGER® 50% PORTFOLIO	BOSTON	MA	16.47%
BROKERAGE AND INVESTMENT MANAGEMENT PORTFOLIO	VIP FUNDSMANAGER® 60% PORTFOLIO	BOSTON	MA	6.15%
TELECOMMUNICATIONS PORTFOLIO*	VIP FUNDSMANAGER® 60% PORTFOLIO	BOSTON	MA	6.24%
FIDELITY ADVISOR TELECOMMUNICATIONS FUND: CLASS A	PERSHING LLC	JERSEY CITY	NJ	15.27%
FIDELITY ADVISOR TELECOMMUNICATIONS FUND: CLASS A	FIDELITY BROKERAGE SERVICES LLC	BOSTON	MA	10.33%
FIDELITY ADVISOR TELECOMMUNICATIONS FUND: CLASS A	LPL FINANCIAL	BOSTON	MA	9.21%
FIDELITY ADVISOR TELECOMMUNICATIONS FUND: CLASS A	CHARLES SCHWAB & CO., INC.	SAN FRANCISCO	CA	7.74%
FIDELITY ADVISOR TELECOMMUNICATIONS FUND: CLASS A	AMERIPRISE FINANCIAL CORPORATION	MINNEAPOLIS	MN	5.36%
FIDELITY ADVISOR TELECOMMUNICATIONS FUND: CLASS C	MORGAN STANLEY & CO INC.	JERSEY CITY	NJ	12.22%
FIDELITY ADVISOR TELECOMMUNICATIONS FUND: CLASS C	PERSHING LLC	JERSEY CITY	NJ	11.15%
FIDELITY ADVISOR TELECOMMUNICATIONS FUND: CLASS C	BANKAMERICA CORP.	JACKSONVILLE	FL	8.92%
FIDELITY ADVISOR TELECOMMUNICATIONS FUND: CLASS C	FIDELITY BROKERAGE SERVICES LLC	BOSTON	MA	7.77%
FIDELITY ADVISOR TELECOMMUNICATIONS FUND: CLASS C	WELLS FARGO BANK	SAINT LOUIS	MO	7.53%
FIDELITY ADVISOR TELECOMMUNICATIONS FUND: CLASS I	AMERIPRISE FINANCIAL CORPORATION	MINNEAPOLIS	MN	61.97%
FIDELITY ADVISOR TELECOMMUNICATIONS FUND: CLASS I	WELLS FARGO BANK	SAINT LOUIS	MO	11.24%
FIDELITY ADVISOR TELECOMMUNICATIONS FUND: CLASS I	LPL FINANCIAL	BOSTON	MA	10.26%
FIDELITY ADVISOR TELECOMMUNICATIONS FUND: CLASS I	BANKAMERICA CORP.	JACKSONVILLE	FL	9.84%
FIDELITY ADVISOR TELECOMMUNICATIONS FUND: CLASS I	PERSHING LLC	JERSEY CITY	NJ	5.19%
FIDELITY ADVISOR TELECOMMUNICATIONS FUND: CLASS I	MORGAN STANLEY & CO INC.	JERSEY CITY	NJ	5.15%
FIDELITY ADVISOR TELECOMMUNICATIONS FUND: CLASS M	ADP	ROSELAND	NJ	30.42%
FIDELITY ADVISOR TELECOMMUNICATIONS FUND: CLASS M	FIDELITY BROKERAGE SERVICES LLC	BOSTON	MA	7.87%
FIDELITY ADVISOR TELECOMMUNICATIONS FUND: CLASS M	PERSHING LLC	JERSEY CITY	NJ	7.48%
FIDELITY ADVISOR TELECOMMUNICATIONS FUND: CLASS M	PAYCHEX SECURITIES CORPORATION	ROCHESTER	NY	6.42%
FIDELITY ADVISOR TELECOMMUNICATIONS FUND: CLASS M	RBC DAIN RAUSCHER CORP.	MINNEAPOLIS	MN	5.39%
GOLD PORTFOLIO	FMR LLC	BOSTON	MA	6.43%
FIDELITY ADVISOR GOLD FUND: CLASS A	PERSHING LLC	JERSEY CITY	NJ	12.34%
FIDELITY ADVISOR GOLD FUND: CLASS A	LPL FINANCIAL	BOSTON	MA	11.47%
FIDELITY ADVISOR GOLD FUND: CLASS A	JP MORGAN CHASE	BROOKLYN	NY	8.73%
FIDELITY ADVISOR GOLD FUND: CLASS A	FIDELITY BROKERAGE SERVICES LLC	BOSTON	MA	8.20%
FIDELITY ADVISOR GOLD FUND: CLASS C	PERSHING LLC	JERSEY CITY	NJ	67.46%
FIDELITY ADVISOR GOLD FUND: CLASS I	CHARLES SCHWAB & CO., INC.	SAN FRANCISCO	CA	24.75%
FIDELITY ADVISOR GOLD FUND: CLASS I	PERSHING LLC	JERSEY CITY	NJ	22.96%
FIDELITY ADVISOR GOLD FUND: CLASS I	AMERIPRISE FINANCIAL CORPORATION	MINNEAPOLIS	MN	8.43%
FIDELITY ADVISOR GOLD FUND: CLASS M	ADP	ROSELAND	NJ	17.07%
FIDELITY ADVISOR GOLD FUND: CLASS M	PERSHING LLC	JERSEY CITY	NJ	13.34%
FIDELITY ADVISOR GOLD FUND: CLASS M	FIDELITY BROKERAGE SERVICES LLC	BOSTON	MA	10.12%
FIDELITY ADVISOR GOLD FUND: CLASS M	LPL FINANCIAL	BOSTON	MA	8.41%
FIDELITY ADVISOR GOLD FUND: CLASS M	PAYCHEX SECURITIES CORPORATION	ROCHESTER	NY	5.02%
ENERGY SERVICE PORTFOLIO	VIP FUNDSMANAGER® 60% PORTFOLIO	BOSTON	MA	6.44%
ENERGY SERVICE PORTFOLIO	VIP FUNDSMANAGER® 50% PORTFOLIO	BOSTON	MA	5.28%
INSURANCE PORTFOLIO	VIP FUNDSMANAGER® 60% PORTFOLIO	BOSTON	MA	14.57%
INSURANCE PORTFOLIO	VIP FUNDSMANAGER® 50% PORTFOLIO	BOSTON	MA	11.66%
AUTOMOTIVE PORTFOLIO	FMR LLC	BOSTON	MA	7.00%

FIDELITY SELECT PORTFOLIOS
Fund or Class Name	Owner Name	City	State	Ownership %
MULTIMEDIA PORTFOLIO	VIP FUNDSMANAGER® 60% PORTFOLIO	BOSTON	MA	5.10%
BANKING PORTFOLIO	VIP FUNDSMANAGER® 60% PORTFOLIO	BOSTON	MA	15.06%
BANKING PORTFOLIO	VIP FUNDSMANAGER® 50% PORTFOLIO	BOSTON	MA	10.21%
FIDELITY ADVISOR MATERIALS FUND: CLASS A	PERSHING LLC	JERSEY CITY	NJ	17.70%
FIDELITY ADVISOR MATERIALS FUND: CLASS A	FIDELITY BROKERAGE SERVICES LLC	BOSTON	MA	12.18%
FIDELITY ADVISOR MATERIALS FUND: CLASS A	CHARLES SCHWAB & CO., INC.	SAN FRANCISCO	CA	8.87%
FIDELITY ADVISOR MATERIALS FUND: CLASS A	AMERIPRISE FINANCIAL CORPORATION	MINNEAPOLIS	MN	8.07%
FIDELITY ADVISOR MATERIALS FUND: CLASS A	WELLS FARGO BANK	SAINT LOUIS	MO	5.09%
FIDELITY ADVISOR MATERIALS FUND: CLASS A	LPL FINANCIAL	BOSTON	MA	5.00%
FIDELITY ADVISOR MATERIALS FUND: CLASS C	PERSHING LLC	JERSEY CITY	NJ	14.02%
FIDELITY ADVISOR MATERIALS FUND: CLASS C	WELLS FARGO BANK	SAINT LOUIS	MO	13.80%
FIDELITY ADVISOR MATERIALS FUND: CLASS C	FIDELITY BROKERAGE SERVICES LLC	BOSTON	MA	8.57%
FIDELITY ADVISOR MATERIALS FUND: CLASS C	AMERIPRISE FINANCIAL CORPORATION	MINNEAPOLIS	MN	8.47%
FIDELITY ADVISOR MATERIALS FUND: CLASS C	MORGAN STANLEY & CO INC.	JERSEY CITY	NJ	6.13%
FIDELITY ADVISOR MATERIALS FUND: CLASS I	WELLS FARGO BANK	SAINT LOUIS	MO	16.39%
FIDELITY ADVISOR MATERIALS FUND: CLASS I	AMERIPRISE FINANCIAL CORPORATION	MINNEAPOLIS	MN	11.79%
FIDELITY ADVISOR MATERIALS FUND: CLASS I	PERSHING LLC	JERSEY CITY	NJ	11.40%
FIDELITY ADVISOR MATERIALS FUND: CLASS I	CHARLES SCHWAB & CO., INC.	SAN FRANCISCO	CA	9.65%
FIDELITY ADVISOR MATERIALS FUND: CLASS I	UBS AG	WEEHAWKEN	NJ	5.56%
FIDELITY ADVISOR MATERIALS FUND: CLASS M	LPL FINANCIAL	BOSTON	MA	25.69%
FIDELITY ADVISOR MATERIALS FUND: CLASS M	CHARLES SCHWAB & CO., INC.	SAN FRANCISCO	CA	10.61%
FIDELITY ADVISOR MATERIALS FUND: CLASS M	PERSHING LLC	JERSEY CITY	NJ	8.82%
FIDELITY ADVISOR MATERIALS FUND: CLASS M	ADP	ROSELAND	NJ	6.58%
FIDELITY ADVISOR MATERIALS FUND: CLASS M	FIDELITY BROKERAGE SERVICES LLC	BOSTON	MA	5.56%
FIDELITY ADVISOR MATERIALS FUND: CLASS M	ADVISOR GROUP	NEW YORK	NY	5.07%
INDUSTRIAL EQUIPMENT PORTFOLIO	VIP FUNDSMANAGER® 60% PORTFOLIO	BOSTON	MA	25.01%
INDUSTRIAL EQUIPMENT PORTFOLIO	VIP FUNDSMANAGER® 50% PORTFOLIO	BOSTON	MA	21.90%
INDUSTRIAL EQUIPMENT PORTFOLIO	VIP FUNDSMANAGER® 70% PORTFOLIO	BOSTON	MA	5.34%
CONSTRUCTION AND HOUSING PORTFOLIO	VIP FUNDSMANAGER® 50% PORTFOLIO	BOSTON	MA	7.13%
CONSTRUCTION AND HOUSING PORTFOLIO	VIP FUNDSMANAGER® 60% PORTFOLIO	BOSTON	MA	5.71%
INDUSTRIALS PORTFOLIO	SLAMNET	MARLBORO	MA	6.09%
INDUSTRIALS PORTFOLIO	SUTTER HEALTH	SACRAMENTO	CA	6.05%
INDUSTRIALS PORTFOLIO	VIP FUNDSMANAGER® 60% PORTFOLIO	BOSTON	MA	8.71%
INDUSTRIALS PORTFOLIO	VIP FUNDSMANAGER® 50% PORTFOLIO	BOSTON	MA	7.26%
ENVIRONMENT AND ALTERNATIVE ENERGY PORTFOLIO	ADVISER INVESTMENTS LLC	NEWTON	MA	6.50%
CONSUMER DISCRETIONARY PORTFOLIO	VIP FUNDSMANAGER® 60% PORTFOLIO	BOSTON	MA	26.00%
CONSUMER DISCRETIONARY PORTFOLIO	VIP FUNDSMANAGER® 50% PORTFOLIO	BOSTON	MA	20.89%
CONSUMER DISCRETIONARY PORTFOLIO	VIP FUNDSMANAGER® 70% PORTFOLIO	BOSTON	MA	5.75%
FIDELITY FLEXSM REAL ESTATE FUND	FMR CAPITAL	BOSTON	MA	98.00%

FIDELITY COVINGTON TRUST
Fund Name	Owner Name	City	State	Ownership %
FIDELITY MSCI CONSUMER DISCRETIONARY INDEX ETF	NATIONAL FINANCIAL SERVICES LLC	NEW YORK	NY	78.23%
FIDELITY MSCI CONSUMER STAPLES INDEX ETF	NATIONAL FINANCIAL SERVICES LLC	NEW YORK	NY	80.00%
FIDELITY MSCI CONSUMER STAPLES INDEX ETF	GOLDMAN SACHS & CO. LLC	NEW YORK	NY	5.18%
FIDELITY MSCI ENERGY INDEX ETF	NATIONAL FINANCIAL SERVICES LLC	NEW YORK	NY	77.74%
FIDELITY MSCI FINANCIALS INDEX ETF	NATIONAL FINANCIAL SERVICES LLC	NEW YORK	NY	72.96%
FIDELITY MSCI FINANCIALS INDEX ETF	CHARLES SCHWAB & CO., INC.	SAN FRANCISCO	CA	7.81%
FIDELITY MSCI HEALTH CARE INDEX ETF	NATIONAL FINANCIAL SERVICES LLC	NEW YORK	NY	82.48%
FIDELITY MSCI INDUSTRIALS INDEX ETF	NATIONAL FINANCIAL SERVICES LLC	NEW YORK	NY	82.39%
FIDELITY MSCI INFORMATION TECHNOLOGY INDEX ETF	NATIONAL FINANCIAL SERVICES LLC	NEW YORK	NY	75.82%
FIDELITY MSCI MATERIALS INDEX ETF	NATIONAL FINANCIAL SERVICES LLC	NEW YORK	NY	76.18%
FIDELITY MSCI MATERIALS INDEX ETF	CHARLES SCHWAB & CO., INC.	SAN FRANCISCO	CA	6.26%
FIDELITY MSCI TELECOMMUNICATION SERVICES INDEX ETF	NATIONAL FINANCIAL SERVICES LLC	NEW YORK	NY	76.32%
FIDELITY MSCI UTILITIES INDEX ETF	NATIONAL FINANCIAL SERVICES LLC	NEW YORK	NY	84.64%
FIDELITY MSCI REAL ESTATE INDEX ETF	NATIONAL FINANCIAL SERVICES LLC	NEW YORK	NY	91.40%
FIDELITY CORE DIVIDEND ETF	NATIONAL FINANCIAL SERVICES LLC	NEW YORK	NY	88.99%

FIDELITY COVINGTON TRUST
Fund Name	Owner Name	City	State	Ownership %
FIDELITY DIVIDEND ETF FOR RISING RATES	NATIONAL FINANCIAL SERVICES LLC	NEW YORK	NY	76.07%
FIDELITY DIVIDEND ETF FOR RISING RATES	CHARLES SCHWAB & CO., INC.	SAN FRANCISCO	CA	11.59%
FIDELITY LOW VOLATILITY FACTOR ETF	NATIONAL FINANCIAL SERVICES LLC	NEW YORK	NY	81.87%
FIDELITY LOW VOLATILITY FACTOR ETF	MERRILL LYNCH	NEW YORK	NY	12.82%
FIDELITY MOMENTUM FACTOR ETF	NATIONAL FINANCIAL SERVICES LLC	NEW YORK	NY	77.99%
FIDELITY MOMENTUM FACTOR ETF	FIFTH THIRD BANK	CINCINNATI	OH	12.56%
FIDELITY MOMENTUM FACTOR ETF	MERRILL LYNCH	NEW YORK	NY	6.76%
FIDELITY QUALITY FACTOR ETF	NATIONAL FINANCIAL SERVICES LLC	NEW YORK	NY	91.03%
FIDELITY VALUE FACTOR ETF	NATIONAL FINANCIAL SERVICES LLC	NEW YORK	NY	82.68%
FIDELITY VALUE FACTOR ETF	FIFTH THIRD BANK	CINCINNATI	OH	10.86%

FIDELITY COMMONWEALTH TRUST
Fund Name	Owner Name	City	State	Ownership %
FIDELITY NASDAQ COMPOSITE INDEX® TRACKING STOCK	NATIONAL FINANCIAL SERVICES LLC	NEW YORK	NY	69.79%
FIDELITY NASDAQ COMPOSITE INDEX® TRACKING STOCK	CHARLES SCHWAB & CO., INC.	SAN FRANCISCO	CA	7.47%

FIDELITY COMMONWEALTH TRUST II
Fund Name	Owner Name	City	State	Ownership %
FIDELITY INTERNATIONAL ENHANCED INDEX FUND	VIP FUNDSMANAGER® 60% PORTFOLIO	BOSTON	MA	5.33%
FIDELITY INTERNATIONAL ENHANCED INDEX FUND	VIP FUNDSMANAGER® 50% PORTFOLIO	BOSTON	MA	5.17%

*	The ownership information shown above is for a class of shares of the fund.

To the knowledge of the trusts, no other shareholder owned of record or beneficially more than 5% of the outstanding shares of each class of the funds on that date.

A shareholder owning of record or beneficially more than 25% of a fund’s outstanding shares may be considered a controlling person. That shareholder’s vote could have a more significant effect on matters presented at a shareholders’ meeting than votes of other shareholders.

APPENDIX J

The following chart lists the lengths of service of each current Trustee or Advisory Board Member of each trust.

	Interested Trustee*	Independent Trustees
Trust	Brian B. Hogan	Donald F. Donahue	David A. Rosow	Garnett A. Smith	Carol B. Tomé	Michael E. Wiley
Fidelity Advisor Series VII	Trustee 2014	Advisory Board Member 2015	Trustee 2013	Trustee 2013	Advisory Board Member 2017	Trustee 2008
Fidelity Select Portfolios	Trustee 2014	Advisory Board Member 2015	Trustee 2013	Trustee 2013	Advisory Board Member 2017	Trustee 2008
Fidelity Covington Trust	Trustee 2014	Advisory Board Member 2015	Trustee 2013	Trustee 2013	Advisory Board Member 2017	Trustee 2013
Fidelity Commonwealth Trust	Trustee 2017	Trustee 2017	Trustee 2017	Trustee 2017	Trustee 2017	Trustee 2017
Fidelity Commonwealth Trust II	Trustee 2017	Trustee 2017	Trustee 2017	Trustee 2017	Trustee 2017	Trustee 2017

*	Trustee has been determined to be “interested” by virtue of, among other things, his affiliation with a trust or various entities under common control with SelectCo, FMRC, and FMR.

J-1

APPENDIX K

The following table provides the number of meetings the Board of Trustees and each standing committee held during each of the fiscal year ends listed in the table. See Appendix A for each fund’s fiscal year end.

	Number of Meetings
Fiscal Year End	Board of Trustees	Operations Committee	Audit Committee	Fair Valuation Committee	Governance and Nominating Committee
11/30/2016	6	7	3	3	4
1/31/2017	5	9	5	4	5
2/28/2017	5	8	5	4	5
7/31/2017	5	8	5	3	5
8/31/2017	5	8	5	3	5

K-1

APPENDIX L

Information regarding nominee and Trustee ownership of fund shares as of July 31, 2017 is provided below.

Interested Nominees

Dollar range of fund shares as of July 31, 2017	James C. Curvey	Charles S. Morrison
FIDELITY ADVISOR SERIES VII
Fidelity Advisor Biotechnology Fund	none	none
Fidelity Advisor Communications Equipment Fund	none	none
Fidelity Advisor Consumer Discretionary Fund	none	none
Fidelity Advisor Energy Fund	none	none
Fidelity Advisor Financial Services Fund	none	none
Fidelity Advisor Global Real Estate Fund	none	none
Fidelity Advisor Health Care Fund	none	none
Fidelity Advisor Industrials Fund	none	none
Fidelity Advisor Real Estate Fund	none	none
Fidelity Advisor Semiconductors Fund	none	none
Fidelity Advisor Technology Fund	none	none
Fidelity Advisor Utilities Fund	none	none

FIDELITY SELECT PORTFOLIOS
Air Transportation Portfolio	none	none
Automotive Portfolio	none	none
Banking Portfolio	none	none
Biotechnology Portfolio	none	none
Brokerage and Investment Management Portfolio	none	none
Chemicals Portfolio	none	none
Communications Equipment Portfolio	none	none
Computers Portfolio	none	none
Construction and Housing Portfolio	none	none
Consumer Discretionary Portfolio	none	none
Consumer Finance Portfolio	none	none
Consumer Staples Portfolio	none	none
Defense and Aerospace Portfolio	none	none
Energy Portfolio	none	none
Energy Service Portfolio	none	none
Environment and Alternative Energy Portfolio	none	none
Financial Services Portfolio	none	none
Gold Portfolio	none	none
Health Care Portfolio	none	none
Health Care Services Portfolio	none	none
Industrial Equipment Portfolio	none	none
Industrials Portfolio	none	none
Insurance Portfolio	none	none
IT Services Portfolio	none	none
Leisure Portfolio	none	none
Materials Portfolio	none	none
Medical Equipment and Systems Portfolio	none	none
Multimedia Portfolio	none	none
Natural Gas Portfolio	none	none
Natural Resources Portfolio	none	none
Pharmaceuticals Portfolio	none	none
Retailing Portfolio	none	none
Semiconductors Portfolio	none	none
Software and IT Services Portfolio	none	none
Technology Portfolio	none	none
Telecommunications Portfolio	none	none
Transportation Portfolio	none	none
Utilities Portfolio	none	none
Wireless Portfolio	none	none
Fidelity FlexSM Real Estate Fund	none	none

Dollar range of fund shares as of July 31, 2017	James C. Curvey	Charles S. Morrison
Fidelity International Real Estate Fund	none	none
Fidelity Real Estate Investment Portfolio	none	none
Fidelity Telecom and Utilities Fund	none	none

FIDELITY COVINGTON TRUST
Fidelity MSCI Consumer Discretionary Index ETF	none	none
Fidelity MSCI Consumer Staples Index ETF	none	none
Fidelity MSCI Energy Index ETF	none	none
Fidelity MSCI Financials Index ETF	none	none
Fidelity MSCI Health Care Index ETF	none	none
Fidelity MSCI Industrials Index ETF	none	none
Fidelity MSCI Information Technology Index ETF	none	none
Fidelity MSCI Materials Index ETF	none	none
Fidelity MSCI Telecommunication Services Index ETF	none	none
Fidelity MSCI Utilities Index ETF	none	none
Fidelity MSCI Real Estate Index ETF	none	none
Fidelity Core Dividend ETF	none	none
Fidelity Dividend ETF for Rising Rates	none	none
Fidelity Low Volatility Factor ETF	none	none
Fidelity Momentum Factor ETF	none	none
Fidelity Quality Factor ETF	none	none
Fidelity Value Factor ETF	none	none

FIDELITY COMMONWEALTH TRUST
Fidelity Nasdaq Composite Index® Tracking Stock	none	none

FIDELITY COMMONWEALTH TRUST II
Fidelity International Enhanced Index Fund	none	none
Fidelity Large Cap Core Enhanced Index Fund	none	none
Fidelity Large Cap Growth Enhanced Index Fund	none	none
Fidelity Large Cap Value Enhanced Index Fund	none	none
Fidelity Mid Cap Enhanced Index Fund	none	none
Fidelity Small Cap Enhanced Index Fund	none	none
AGGREGATE DOLLAR RANGE OF FUND SHARES IN ALL FUNDS OVERSEEN WITHIN FUND FAMILY	over $100,000	over $100,000

Independent Nominees

Dollar range of fund shares as of July 31, 2017	Dennis J. Dirks	Donald F. Donahue	Alan J. Lacy	Ned C. Lautenbach	Joseph Mauriello
FIDELITY ADVISOR SERIES VII
Fidelity Advisor Biotechnology Fund	none	none	none	none	none
Fidelity Advisor Communications Equipment Fund	none	none	none	none	none
Fidelity Advisor Consumer Discretionary Fund	none	none	none	none	none
Fidelity Advisor Energy Fund	none	none	none	none	none
Fidelity Advisor Financial Services Fund	none	none	none	none	none
Fidelity Advisor Global Real Estate Fund	none	none	none	none	none
Fidelity Advisor Health Care Fund	none	none	none	none	none
Fidelity Advisor Industrials Fund	none	none	none	none	none
Fidelity Advisor Real Estate Fund	none	none	none	none	none
Fidelity Advisor Semiconductors Fund	none	none	none	none	none
Fidelity Advisor Technology Fund	none	none	none	none	none
Fidelity Advisor Utilities Fund	none	none	none	none	none

FIDELITY SELECT PORTFOLIOS
Air Transportation Portfolio	none	none	none	none	none
Automotive Portfolio	none	none	none	none	none
Banking Portfolio	none	none	none	none	none
Biotechnology Portfolio	none	$50,001–$100,000	none	none	none
Brokerage and Investment Management Portfolio	none	none	none	none	none
Chemicals Portfolio	none	none	none	none	none
Communications Equipment Portfolio	none	none	none	none	none
Computers Portfolio	none	none	none	none	none
Construction and Housing Portfolio	none	none	none	none	none
Consumer Discretionary Portfolio	none	none	none	none	none
Consumer Finance Portfolio	none	none	none	none	none
Consumer Staples Portfolio	none	none	none	none	none
Defense and Aerospace Portfolio	none	none	none	none	none
Energy Portfolio	none	none	over $100,000	none	none
Energy Service Portfolio	none	none	none	none	none
Environment and Alternative Energy Portfolio	none	$50,001–$100,000	none	none	none
Financial Services Portfolio	none	none	none	none	none
Gold Portfolio	none	none	none	none	none
Health Care Portfolio	none	$10,001–$50,000	none	none	none
Health Care Services Portfolio	none	none	none	none	none
Industrial Equipment Portfolio	none	none	none	none	none
Industrials Portfolio	none	none	none	none	none
Insurance Portfolio	none	none	none	none	none
IT Services Portfolio	none	$50,001–$100,000	none	none	none
Leisure Portfolio	none	none	none	none	none
Materials Portfolio	none	none	none	none	none
Medical Equipment and Systems Portfolio	none	none	none	none	$50,001–$100,000
Multimedia Portfolio	none	none	none	none	none
Natural Gas Portfolio	none	none	none	none	none
Natural Resources Portfolio	none	none	none	none	$10,001–$50,000
Pharmaceuticals Portfolio	none	$50,001–$100,000	none	none	none
Retailing Portfolio	none	none	none	none	none
Semiconductors Portfolio	$50,001–$100,000	none	none	none	none
Software and IT Services Portfolio	none	$50,001–$100,000	none	none	none
Technology Portfolio	none	$10,001–$50,000	none	none	none
Telecommunications Portfolio	none	none	none	none	none
Transportation Portfolio	none	none	none	none	none
Utilities Portfolio	none	none	none	none	none
Wireless Portfolio	none	none	none	none	none
Fidelity FlexSM Real Estate Fund	none	none	none	none	none
Fidelity International Real Estate Fund	none	none	none	none	none
Fidelity Real Estate Investment Portfolio	over $100,000	none	none	none	none
Fidelity Telecom and Utilities Fund	none	none	none	none	none

FIDELITY COVINGTON TRUST
Fidelity MSCI Consumer Discretionary Index ETF	none	none	none	none	none
Fidelity MSCI Consumer Staples Index ETF	none	none	none	none	none

Dollar range of fund shares as of July 31, 2017	Dennis J. Dirks	Donald F. Donahue	Alan J. Lacy	Ned C. Lautenbach	Joseph Mauriello
Fidelity MSCI Energy Index ETF	none	none	none	none	none
Fidelity MSCI Financials Index ETF	none	none	none	none	none
Fidelity MSCI Health Care Index ETF	none	none	none	none	none
Fidelity MSCI Industrials Index ETF	none	none	none	none	none
Fidelity MSCI Information Technology Index ETF	none	none	none	none	none
Fidelity MSCI Materials Index ETF	none	none	none	none	none
Fidelity MSCI Telecommunication Services Index ETF	none	none	none	none	none
Fidelity MSCI Utilities Index ETF	none	none	none	none	none
Fidelity MSCI Real Estate Index ETF	none	none	none	none	none
Fidelity Core Dividend ETF	none	none	none	none	none
Fidelity Dividend ETF for Rising Rates	none	none	none	none	none
Fidelity Low Volatility Factor ETF	none	none	none	none	none
Fidelity Momentum Factor ETF	none	none	none	none	none
Fidelity Quality Factor ETF	none	none	none	none	none
Fidelity Value Factor ETF	none	none	none	none	none

FIDELITY COMMONWEALTH TRUST
Fidelity Nasdaq Composite Index® Tracking Stock	none	none	none	none	none

FIDELITY COMMONWEALTH TRUST II
Fidelity International Enhanced Index Fund	none	none	none	none	none
Fidelity Large Cap Core Enhanced Index Fund	none	none	none	none	none
Fidelity Large Cap Growth Enhanced Index Fund	none	none	none	none	none
Fidelity Large Cap Value Enhanced Index Fund	none	none	none	none	over $100,000
Fidelity Mid Cap Enhanced Index Fund	none	none	none	none	none
Fidelity Small Cap Enhanced Index Fund	none	none	none	none	none
AGGREGATE DOLLAR RANGE OF FUND SHARES IN ALL FUNDS OVERSEEN WITHIN FUND FAMILY	over $100,000	over $100,000	over $100,000	over $100,000	over $100,000

Dollar range of fund shares as of July 31, 2017	Cornelia M. Small	Garnett A. Smith	David M. Thomas	Michael E. Wiley
FIDELITY ADVISOR SERIES VII
Fidelity Advisor Biotechnology Fund	none	none	none	none
Fidelity Advisor Communications Equipment Fund	none	none	none	none
Fidelity Advisor Consumer Discretionary Fund	none	none	none	none
Fidelity Advisor Energy Fund	none	none	none	none
Fidelity Advisor Financial Services Fund	none	none	none	none
Fidelity Advisor Global Real Estate Fund	none	none	none	none
Fidelity Advisor Health Care Fund	none	none	none	none
Fidelity Advisor Industrials Fund	none	none	none	none
Fidelity Advisor Real Estate Fund	none	none	none	none
Fidelity Advisor Semiconductors Fund	none	none	none	none
Fidelity Advisor Technology Fund	none	none	none	none
Fidelity Advisor Utilities Fund	none	none	none	none

FIDELITY SELECT PORTFOLIOS
Air Transportation Portfolio	none	$10,001–$50,000	none	none
Automotive Portfolio	none	none	none	none
Banking Portfolio	none	none	none	over $100,000
Biotechnology Portfolio	none	$10,001–$50,000	none	none
Brokerage and Investment Management Portfolio	none	none	none	none
Chemicals Portfolio	none	none	none	none
Communications Equipment Portfolio	none	none	none	none
Computers Portfolio	none	none	none	none
Construction and Housing Portfolio	none	none	none	over $100,000
Consumer Discretionary Portfolio	none	$10,001–$50,000	none	over $100,000
Consumer Finance Portfolio	none	none	none	none
Consumer Staples Portfolio	none	none	none	none
Defense and Aerospace Portfolio	none	none	none	none
Energy Portfolio	none	none	none	none
Energy Service Portfolio	none	none	none	none
Environment and Alternative Energy Portfolio	none	none	none	none
Financial Services Portfolio	none	none	none	over $100,000
Gold Portfolio	none	none	none	none
Health Care Portfolio	none	over $100,000	none	none
Health Care Services Portfolio	none	none	none	none
Industrial Equipment Portfolio	none	none	none	none
Industrials Portfolio	none	none	none	over $100,000
Insurance Portfolio	none	none	none	none
IT Services Portfolio	none	$10,001–$50,000	none	none
Leisure Portfolio	none	none	none	none
Materials Portfolio	none	none	none	none
Medical Equipment and Systems Portfolio	none	none	none	none
Multimedia Portfolio	none	none	none	none
Natural Gas Portfolio	none	none	none	none
Natural Resources Portfolio	none	none	none	none
Pharmaceuticals Portfolio	none	none	none	none
Retailing Portfolio	none	none	none	none
Semiconductors Portfolio	none	none	none	none
Software and IT Services Portfolio	none	$10,001–$50,000	none	$50,001–$100,000
Technology Portfolio	none	none	none	over $100,000
Telecommunications Portfolio	none	none	none	none
Transportation Portfolio	none	none	none	none
Utilities Portfolio	none	none	none	none
Wireless Portfolio	none	none	none	over $100,000
Fidelity FlexSM Real Estate Fund	none	none	none	none
Fidelity International Real Estate Fund	$10,001–$50,000	none	none	none
Fidelity Real Estate Investment Portfolio	none	none	none	over $100,000
Fidelity Telecom and Utilities Fund	none	none	none	none

FIDELITY COVINGTON TRUST
Fidelity MSCI Consumer Discretionary Index ETF	none	none	none	none
Fidelity MSCI Consumer Staples Index ETF	none	none	none	none
Fidelity MSCI Energy Index ETF	none	none	none	none

Dollar range of fund shares as of July 31, 2017	Cornelia M. Small	Garnett A. Smith	David M. Thomas	Michael E. Wiley
Fidelity MSCI Financials Index ETF	none	none	none	none
Fidelity MSCI Health Care Index ETF	none	none	none	none
Fidelity MSCI Industrials Index ETF	none	none	none	none
Fidelity MSCI Information Technology Index ETF	none	none	none	none
Fidelity MSCI Materials Index ETF	none	none	none	none
Fidelity MSCI Telecommunication Services Index ETF	none	none	none	none
Fidelity MSCI Utilities Index ETF	none	none	none	none
Fidelity MSCI Real Estate Index ETF	none	none	none	none
Fidelity Core Dividend ETF	none	none	none	none
Fidelity Dividend ETF for Rising Rates	none	none	none	none
Fidelity Low Volatility Factor ETF	none	none	none	none
Fidelity Momentum Factor ETF	none	none	none	none
Fidelity Quality Factor ETF	none	none	none	none
Fidelity Value Factor ETF	none	none	none	none

FIDELITY COMMONWEALTH TRUST
Fidelity Nasdaq Composite Index® Tracking Stock	none	none	none	none

FIDELITY COMMONWEALTH TRUST II
Fidelity International Enhanced Index Fund	none	none	none	none
Fidelity Large Cap Core Enhanced Index Fund	none	none	none	none
Fidelity Large Cap Growth Enhanced Index Fund	none	none	none	none
Fidelity Large Cap Value Enhanced Index Fund	none	none	none	none
Fidelity Mid Cap Enhanced Index Fund	none	none	none	none
Fidelity Small Cap Enhanced Index Fund	none	none	none	none
AGGREGATE DOLLAR RANGE OF FUND SHARES IN ALL FUNDS OVERSEEN WITHIN FUND FAMILY	over $100,000	over $100,000	over $100,000	over $100,000

Interested Trustee

Dollar range of fund shares as of July 31, 2017	Brian B. Hogan
FIDELITY ADVISOR SERIES VII
Fidelity Advisor Biotechnology Fund	none
Fidelity Advisor Communications Equipment Fund	none
Fidelity Advisor Consumer Discretionary Fund	none
Fidelity Advisor Energy Fund	none
Fidelity Advisor Financial Services Fund	none
Fidelity Advisor Global Real Estate Fund	none
Fidelity Advisor Health Care Fund	none
Fidelity Advisor Industrials Fund	none
Fidelity Advisor Real Estate Fund	none
Fidelity Advisor Semiconductors Fund	none
Fidelity Advisor Technology Fund	none
Fidelity Advisor Utilities Fund	none

FIDELITY SELECT PORTFOLIOS
Air Transportation Portfolio	none
Automotive Portfolio	none
Banking Portfolio	none
Biotechnology Portfolio	over $100,000
Brokerage and Investment Management Portfolio	none
Chemicals Portfolio	none
Communications Equipment Portfolio	none
Computers Portfolio	none
Construction and Housing Portfolio	none
Consumer Discretionary Portfolio	none
Consumer Finance Portfolio	none
Consumer Staples Portfolio	none
Defense and Aerospace Portfolio	over $100,000
Energy Portfolio	none
Energy Service Portfolio	over $100,000
Environment and Alternative Energy Portfolio	none
Financial Services Portfolio	over $100,000
Gold Portfolio	over $100,000
Health Care Portfolio	over $100,000
Health Care Services Portfolio	none
Industrial Equipment Portfolio	none
Industrials Portfolio	over $100,000
Insurance Portfolio	none
IT Services Portfolio	none
Leisure Portfolio	none
Materials Portfolio	$10,001–$50,000
Medical Equipment and Systems Portfolio	over $100,000
Multimedia Portfolio	none
Natural Gas Portfolio	none
Natural Resources Portfolio	none
Pharmaceuticals Portfolio	over $100,000
Retailing Portfolio	none
Semiconductors Portfolio	none
Software and IT Services Portfolio	none
Technology Portfolio	over $100,000
Telecommunications Portfolio	$10,001–$50,000
Transportation Portfolio	none
Utilities Portfolio	$10,001–$50,000
Wireless Portfolio	none
Fidelity FlexSM Real Estate Fund	none
Fidelity International Real Estate Fund	none
Fidelity Real Estate Investment Portfolio	none
Fidelity Telecom and Utilities Fund	over $100,000

FIDELITY COVINGTON TRUST
Fidelity MSCI Consumer Discretionary Index ETF	none
Fidelity MSCI Consumer Staples Index ETF	none

Dollar range of fund shares as of July 31, 2017	Brian B. Hogan
Fidelity MSCI Energy Index ETF	none
Fidelity MSCI Financials Index ETF	none
Fidelity MSCI Health Care Index ETF	none
Fidelity MSCI Industrials Index ETF	none
Fidelity MSCI Information Technology Index ETF	none
Fidelity MSCI Materials Index ETF	none
Fidelity MSCI Telecommunication Services Index ETF	none
Fidelity MSCI Utilities Index ETF	none
Fidelity MSCI Real Estate Index ETF	none
Fidelity Core Dividend ETF	none
Fidelity Dividend ETF for Rising Rates	none
Fidelity Low Volatility Factor ETF	none
Fidelity Momentum Factor ETF	none
Fidelity Quality Factor ETF	none
Fidelity Value Factor ETF	none

FIDELITY COMMONWEALTH TRUST
Fidelity Nasdaq Composite Index® Tracking Stock	none

FIDELITY COMMONWEALTH TRUST II
Fidelity International Enhanced Index Fund	none
Fidelity Large Cap Core Enhanced Index Fund	none
Fidelity Large Cap Growth Enhanced Index Fund	none
Fidelity Large Cap Value Enhanced Index Fund	none
Fidelity Mid Cap Enhanced Index Fund	none
Fidelity Small Cap Enhanced Index Fund	none
AGGREGATE DOLLAR RANGE OF FUND SHARES IN ALL FUNDS OVERSEEN WITHIN FUND FAMILY	over $100,000

Independent Trustees

Dollar range of fund shares as of July 31, 2017	David A. Rosow	Carol B. Tomé
FIDELITY ADVISOR SERIES VII
Fidelity Advisor Biotechnology Fund	none	none
Fidelity Advisor Communications Equipment Fund	none	none
Fidelity Advisor Consumer Discretionary Fund	none	none
Fidelity Advisor Energy Fund	none	none
Fidelity Advisor Financial Services Fund	none	none
Fidelity Advisor Global Real Estate Fund	none	none
Fidelity Advisor Health Care Fund	none	none
Fidelity Advisor Industrials Fund	none	none
Fidelity Advisor Real Estate Fund	none	none
Fidelity Advisor Semiconductors Fund	none	none
Fidelity Advisor Technology Fund	none	none
Fidelity Advisor Utilities Fund	none	none

FIDELITY SELECT PORTFOLIOS
Air Transportation Portfolio	$10,001–$50,000	none
Automotive Portfolio	none	none
Banking Portfolio	$10,001–$50,000	none
Biotechnology Portfolio	$50,001–$100,000	none
Brokerage and Investment Management Portfolio	none	none
Chemicals Portfolio	none	none
Communications Equipment Portfolio	none	none
Computers Portfolio	$10,001–$50,000	none
Construction and Housing Portfolio	none	none
Consumer Discretionary Portfolio	over $100,000	none
Consumer Finance Portfolio	none	none
Consumer Staples Portfolio	none	none
Defense and Aerospace Portfolio	$10,001–$50,000	none
Energy Portfolio	none	none
Energy Service Portfolio	none	none
Environment and Alternative Energy Portfolio	none	none
Financial Services Portfolio	$10,001–$50,000	none
Gold Portfolio	none	none
Health Care Portfolio	over $100,000	none
Health Care Services Portfolio	over $100,000	none
Industrial Equipment Portfolio	none	none
Industrials Portfolio	$10,001–$50,000	none
Insurance Portfolio	over $100,000	none
IT Services Portfolio	$50,001–$100,000	none
Leisure Portfolio	$10,001–$50,000	none
Materials Portfolio	none	none
Medical Equipment and Systems Portfolio	over $100,000	none
Multimedia Portfolio	none	none
Natural Gas Portfolio	none	none
Natural Resources Portfolio	none	none
Pharmaceuticals Portfolio	none	none
Retailing Portfolio	over $100,000	none
Semiconductors Portfolio	$10,001–$50,000	none
Software and IT Services Portfolio	none	none
Technology Portfolio	none	none
Telecommunications Portfolio	none	none
Transportation Portfolio	$50,001–$100,000	none
Utilities Portfolio	none	none
Wireless Portfolio	none	none
Fidelity FlexSM Real Estate Fund	none	none
Fidelity International Real Estate Fund	none	none
Fidelity Real Estate Investment Portfolio	none	none
Fidelity Telecom and Utilities Fund	none	none

FIDELITY COVINGTON TRUST
Fidelity MSCI Consumer Discretionary Index ETF	none	none
Fidelity MSCI Consumer Staples Index ETF	none	none

Dollar range of fund shares as of July 31, 2017	David A. Rosow	Carol B. Tomé
Fidelity MSCI Energy Index ETF	none	none
Fidelity MSCI Financials Index ETF	none	none
Fidelity MSCI Health Care Index ETF	none	none
Fidelity MSCI Industrials Index ETF	none	none
Fidelity MSCI Information Technology Index ETF	none	none
Fidelity MSCI Materials Index ETF	none	none
Fidelity MSCI Telecommunication Services Index ETF	none	none
Fidelity MSCI Utilities Index ETF	none	none
Fidelity MSCI Real Estate Index ETF	none	none
Fidelity Core Dividend ETF	none	none
Fidelity Dividend ETF for Rising Rates	none	none
Fidelity Low Volatility Factor ETF	none	none
Fidelity Momentum Factor ETF	none	none
Fidelity Quality Factor ETF	none	none
Fidelity Value Factor ETF	none	none

FIDELITY COMMONWEALTH TRUST
Fidelity Nasdaq Composite Index® Tracking Stock	none	none

FIDELITY COMMONWEALTH TRUST II
Fidelity International Enhanced Index Fund	none	none
Fidelity Large Cap Core Enhanced Index Fund	none	none
Fidelity Large Cap Growth Enhanced Index Fund	none	none
Fidelity Large Cap Value Enhanced Index Fund	over $100,000	none
Fidelity Mid Cap Enhanced Index Fund	none	none
Fidelity Small Cap Enhanced Index Fund	none	none
AGGREGATE DOLLAR RANGE OF FUND SHARES IN ALL FUNDS OVERSEEN WITHIN FUND FAMILY	over $100,000	none

APPENDIX M

The following table sets forth information describing the compensation of each Trustee and member of the Advisory Board for his or her services, for each fund’s fiscal year end (refer to Appendix A for fiscal year end information) or the calendar year ended December 31, 2016, as applicable. Brian B. Hogan is an interested person and is compensated by Fidelity.

Compensation Table

AGGREGATE COMPENSATION FROM A FUND	Donald F. Donahue	David A. Rosow	Garnett A. Smith	Carol B. Tomé[1]	Michael E. Wiley
FIDELITY ADVISOR SERIES VII
Fidelity Advisor Biotechnology Fund	$11,760	$12,147	$11,760	$6,250	$13,232
Fidelity Advisor Communications Equipment Fund	$80	$82	$80	$48	$90
Fidelity Advisor Consumer Discretionary Fund	$1,334	$1,378	$1,334	$712	$1,501
Fidelity Advisor Energy Fund[2]	$4,717	$4,872	$4,717	$2,666	$5,304
Fidelity Advisor Financial Services Fund	$1,291	$1,332	$1,291	$855	$1,453
Fidelity Advisor Global Real Estate Fund3, +	$11	$11	$11	$7	$12
Fidelity Advisor Health Care Fund	$11,686	$12,070	$11,686	$6,207	$13,149
Fidelity Advisor Industrials Fund	$3,247	$3,351	$3,247	$1,996	$3,653
Fidelity Advisor Real Estate Fund[4]	$4,239	$4,378	$4,239	$2,193	$4,769
Fidelity Advisor Semiconductors Fund	$725	$748	$725	$475	$816
Fidelity Advisor Technology Fund[5]	$6,145	$6,347	$6,145	$3,140	$6,917
Fidelity Advisor Utilities Fund	$1,435	$1,482	$1,435	$745	$1,614

FIDELITY SELECT PORTFOLIOS
Air Transportation Portfolio	$1,556	$1,617	$1,556	$294	$1,751
Automotive Portfolio	$300	$311	$300	$44	$337
Banking Portfolio	$3,378	$3,508	$3,378	$872	$3,795
Biotechnology Portfolio[6]	$48,491	$50,370	$48,491	$7,311	$54,580
Brokerage and Investment Management Portfolio[7]	$1,601	$1,663	$1,601	$301	$1,801
Chemicals Portfolio[8]	$6,243	$6,485	$6,243	$1,192	$7,021
Communications Equipment Portfolio	$899	$934	$899	$165	$1,011
Computers Portfolio[9]	$1,974	$2,051	$1,974	$341	$2,221
Construction and Housing Portfolio	$2,276	$2,364	$2,276	$320	$2,562
Consumer Discretionary Portfolio	$5,027	$5,221	$5,027	$663	$5,660
Consumer Finance Portfolio	$443	$461	$443	$80	$499
Consumer Staples Portfolio[10]	$15,563	$16,166	$15,563	$2,238	$17,518
Defense and Aerospace Portfolio[11]	$5,224	$5,426	$5,224	$1,179	$5,871
Energy Portfolio[12]	$11,431	$11,873	$11,431	$2,072	$12,856
Energy Service Portfolio[13]	$2,566	$2,665	$2,566	$566	$2,885
Environment and Alternative Energy Portfolio	$458	$476	$458	$100	$515
Financial Services Portfolio	$4,976	$5,169	$4,976	$777	$5,600
Gold Portfolio[14]	$8,053	$8,364	$8,053	$1,137	$9,064
Health Care Portfolio[15]	$35,262	$36,627	$35,262	$5,023	$39,696
Health Care Services Portfolio[16]	$3,977	$4,131	$3,977	$587	$4,476
Industrial Equipment Portfolio	$904	$939	$904	$158	$1,017
Industrials Portfolio[17]	$4,976	$5,168	$4,976	$755	$5,600
Insurance Portfolio	$2,717	$2,823	$2,717	$544	$3,055
IT Services Portfolio	$9,004	$9,353	$9,004	$1,329	$10,135
Leisure Portfolio	$1,968	$2,045	$1,968	$326	$2,215
Materials Portfolio[18]	$6,918	$7,186	$6,918	$1,169	$7,783
Medical Equipment and Systems Portfolio[19]	$12,279	$12,754	$12,279	$2,210	$13,811
Multimedia Portfolio	$2,754	$2,861	$2,754	$478	$3,099
Natural Gas Portfolio[20]	$1,970	$2,046	$1,970	$456	$2,214
Natural Resources Portfolio[21]	$3,854	$4,003	$3,854	$790	$4,332
Pharmaceuticals Portfolio[22]	$6,990	$7,261	$6,990	$838	$7,873
Retailing Portfolio	$9,701	$10,076	$9,701	$1,585	$10,915
Semiconductors Portfolio[23]	$8,980	$9,328	$8,980	$2,136	$10,091
Software and IT Services Portfolio[24]	$17,341	$18,012	$17,341	$3,225	$19,504
Technology Portfolio[25]	$15,632	$16,238	$15,632	$2,887	$17,584
Telecommunications Portfolio	$4,207	$4,370	$4,207	$614	$4,735
Transportation Portfolio	$2,185	$2,270	$2,185	$501	$2,456
Utilities Portfolio	$4,306	$4,472	$4,306	$552	$4,848
Wireless Portfolio	$1,035	$1,075	$1,035	$171	$1,164
Fidelity FlexSM Real Estate Fund26, +	$1	$1	$1	$1	$1

AGGREGATE COMPENSATION FROM A FUND	Donald F. Donahue	David A. Rosow	Garnett A. Smith	Carol B. Tomé[1]	Michael E. Wiley
Fidelity International Real Estate Fund	$1,866	$1,928	$1,866	$950	$2,100
Fidelity Real Estate Investment Portfolio[27]	$22,025	$22,754	$22,025	$11,347	$24,773
Fidelity Telecom and Utilities Fund[28]	$4,951	$5,086	$4,897	$377	$5,508

FIDELITY COVINGTON TRUST
Fidelity MSCI Consumer Discretionary Index ETF	$1,151	$1,189	$1,151	$653	$1,296
Fidelity MSCI Consumer Staples Index ETF	$1,242	$1,282	$1,242	$669	$1,398
Fidelity MSCI Energy Index ETF	$2,105	$2,174	$2,105	$1,204	$2,367
Fidelity MSCI Financials Index ETF	$2,403	$2,474	$2,403	$1,832	$2,705
Fidelity MSCI Health Care Index ETF	$2,920	$3,014	$2,920	$1,653	$3,286
Fidelity MSCI Industrials Index ETF	$1,117	$1,151	$1,117	$779	$1,257
Fidelity MSCI Information Technology Index ETF	$2,828	$2,917	$2,828	$1,866	$3,185
Fidelity MSCI Materials Index ETF	$737	$760	$737	$494	$830
Fidelity MSCI Telecommunication Services Index ETF	$646	$667	$646	$327	$727
Fidelity MSCI Utilities Index ETF	$1,087	$1,122	$1,087	$579	$1,224
Fidelity MSCI Real Estate Index ETF	$1,032	$1,065	$1,032	$611	$1,161
Fidelity Core Dividend ETF29, +	$140	$144	$140	$117	$158
Fidelity Dividend ETF for Rising Rates29, +	$278	$286	$278	$250	$314
Fidelity Low Volatility Factor ETF29, +	$62	$64	$62	$55	$70
Fidelity Momentum Factor ETF29, +	$61	$63	$61	$53	$69
Fidelity Quality Factor ETF29, +	$83	$85	$83	$73	$93
Fidelity Value Factor ETF29, +	$83	$85	$83	$74	$93

FIDELITY COMMONWEALTH TRUST
Fidelity Nasdaq Composite Index® Tracking Stock[30]	$–	$–	$–	$–	$–

FIDELITY COMMONWEALTH TRUST II
Fidelity International Enhanced Index Fund[31,32]	$–	$–	$–	$–	$–
Fidelity Large Cap Core Enhanced Index Fund[31,32]	$–	$–	$–	$–	$–
Fidelity Large Cap Growth Enhanced Index Fund[31,32]	$–	$–	$–	$–	$–
Fidelity Large Cap Value Enhanced Index Fund[31,32]	$–	$–	$–	$–	$–
Fidelity Mid Cap Enhanced Index Fund[31,32]	$–	$–	$–	$–	$–
Fidelity Small Cap Enhanced Index Fund[32]	$–	$–	$–	$–	$–
TOTAL COMPENSATION FROM THE FUND COMPLEX[33]	$394,000	$404,000	$389,000	$0	$439,000

[1]	Effective January 1, 2017, Ms. Tomé serves as a member of the Advisory Board for Fidelity Advisor Series VII, Fidelity Select Portfolios, and Fidelity Covington Trust.

[2]	Compensation figures include cash and may include amounts elected to be deferred. Certain individuals’ aggregate compensation from the fund includes accrued voluntary deferred compensation as follows: Donald F. Donahue, $4,264; Garnett A. Smith, $4,264; Carol B. Tomé, $2,062; and Michael E. Wiley, $4,422.

[3]	Fund commenced operations on August 11, 2016.

[4]	Compensation figures include cash and may include amounts elected to be deferred. Certain individuals’ aggregate compensation from the fund includes accrued voluntary deferred compensation as follows: Donald F. Donahue, $3,823; Garnett A. Smith, $3,823; Carol B. Tomé, $1,730; and Michael E. Wiley, $3,960.

[5]	Compensation figures include cash and may include amounts elected to be deferred. Certain individuals’ aggregate compensation from the fund includes accrued voluntary deferred compensation as follows: Donald F. Donahue, $5,549; Garnett A. Smith, $5,549; Carol B. Tomé, $2,561; and Michael E. Wiley, $5,756.

[6]	Compensation figures include cash and may include amounts elected to be deferred. Certain individuals’ aggregate compensation from the fund includes accrued voluntary deferred compensation as follows: Donald F. Donahue, $43,837; Garnett A. Smith, $43,837; Carol B. Tomé, $3,217; and Michael E. Wiley, $44,092.

[7]	Compensation figures include cash and may include amounts elected to be deferred. Certain individuals’ aggregate compensation from the fund includes accrued voluntary deferred compensation as follows: Donald F. Donahue, $1,448; Garnett A. Smith, $1,448; Carol B. Tomé, $136; and Michael E. Wiley, $1,457.

[8]	Compensation figures include cash and may include amounts elected to be deferred. Certain individuals’ aggregate compensation from the fund includes accrued voluntary deferred compensation as follows: Donald F. Donahue, $5,639; Garnett A. Smith, $5,639; Carol B. Tomé, $533; and Michael E. Wiley, $5,672.

[9]	Compensation figures include cash and may include amounts elected to be deferred. Certain individuals’ aggregate compensation from the fund includes accrued voluntary deferred compensation as follows: Donald F. Donahue, $1,785; Garnett A. Smith, $1,785; Carol B. Tomé, $152; and Michael E. Wiley, $1,796.

[10]	Compensation figures include cash and may include amounts elected to be deferred. Certain individuals’ aggregate compensation from the fund includes accrued voluntary deferred compensation as follows: Donald F. Donahue, $14,054; Garnett A. Smith, $14,054; Carol B. Tomé, $987; and Michael E. Wiley, $14,132.

[11]	Compensation figures include cash and may include amounts elected to be deferred. Certain individuals’ aggregate compensation from the fund includes accrued voluntary deferred compensation as follows: Donald F. Donahue, $4,722; Garnett A. Smith, $4,722; Carol B. Tomé, $525; and Michael E. Wiley, $4,753.

[12]	Compensation figures include cash and may include amounts elected to be deferred. Certain individuals’ aggregate compensation from the fund includes accrued voluntary deferred compensation as follows: Donald F. Donahue, $10,320; Garnett A. Smith, $10,320; Carol B. Tomé, $910; and Michael E. Wiley, $10,381.

[13]	Compensation figures include cash and may include amounts elected to be deferred. Certain individuals’ aggregate compensation from the fund includes accrued voluntary deferred compensation as follows: Donald F. Donahue, $2,316; Garnett A. Smith, $2,316; Carol B. Tomé, $273; and Michael E. Wiley, $2,332.

[14]	Compensation figures include cash and may include amounts elected to be deferred. Certain individuals’ aggregate compensation from the fund includes accrued voluntary deferred compensation as follows: Donald F. Donahue, $7,247; Garnett A. Smith, $7,247; Carol B. Tomé, $536; and Michael E. Wiley, $7,281.

[15]	Compensation figures include cash and may include amounts elected to be deferred. Certain individuals’ aggregate compensation from the fund includes accrued voluntary deferred compensation as follows: Donald F. Donahue, $31,866; Garnett A. Smith, $31,866; Carol B. Tomé, $2,232; and Michael E. Wiley, $32,048.

[16]	Compensation figures include cash and may include amounts elected to be deferred. Certain individuals’ aggregate compensation from the fund includes accrued voluntary deferred compensation as follows: Donald F. Donahue, $3,592; Garnett A. Smith, $3,592; Carol B. Tomé, $262; and Michael E. Wiley, $3,614.

[17]	Compensation figures include cash and may include amounts elected to be deferred. Certain individuals’ aggregate compensation from the fund includes accrued voluntary deferred compensation as follows: Donald F. Donahue, $4,492; Garnett A. Smith, $4,492; Carol B. Tomé, $338; and Michael E. Wiley, $4,519.

[18]	Compensation figures include cash and may include amounts elected to be deferred. Certain individuals’ aggregate compensation from the fund includes accrued voluntary deferred compensation as follows: Donald F. Donahue, $6,251; Garnett A. Smith, $6,251; Carol B. Tomé, $524; and Michael E. Wiley, $6,289.

[19]	Compensation figures include cash and may include amounts elected to be deferred. Certain individuals’ aggregate compensation from the fund includes accrued voluntary deferred compensation as follows: Donald F. Donahue, $11,080; Garnett A. Smith, $11,080; Carol B. Tomé, $998; and Michael E. Wiley, $11,135.

[20]	Compensation figures include cash and may include amounts elected to be deferred. Certain individuals’ aggregate compensation from the fund includes accrued voluntary deferred compensation as follows: Donald F. Donahue, $1,777; Garnett A. Smith, $1,777; Carol B. Tomé, $210; and Michael E. Wiley, $1,788.

[21]	Compensation figures include cash and may include amounts elected to be deferred. Certain individuals’ aggregate compensation from the fund includes accrued voluntary deferred compensation as follows: Donald F. Donahue, $3,477; Garnett A. Smith, $3,477; Carol B. Tomé, $349; and Michael E. Wiley, $3,496.

[22]	Compensation figures include cash and may include amounts elected to be deferred. Certain individuals’ aggregate compensation from the fund includes accrued voluntary deferred compensation as follows: Donald F. Donahue, $6,323; Garnett A. Smith, $6,323; Carol B. Tomé, $362; and Michael E. Wiley, $6,360.

[23]	Compensation figures include cash and may include amounts elected to be deferred. Certain individuals’ aggregate compensation from the fund includes accrued voluntary deferred compensation as follows: Donald F. Donahue, $8,111; Garnett A. Smith, $8,111; Carol B. Tomé, $988; and Michael E. Wiley, $8,160.

[24]	Compensation figures include cash and may include amounts elected to be deferred. Certain individuals’ aggregate compensation from the fund includes accrued voluntary deferred compensation as follows: Donald F. Donahue, $15,665; Garnett A. Smith, $15,665; Carol B. Tomé, $1,452; and Michael E. Wiley, $15,754.

[25]	Compensation figures include cash and may include amounts elected to be deferred. Certain individuals’ aggregate compensation from the fund includes accrued voluntary deferred compensation as follows: Donald F. Donahue, $14,124; Garnett A. Smith, $14,124; Carol B. Tomé, $1,307; and Michael E. Wiley, $14,205.

[26]	Fund commenced operations on March 8, 2017.

[27]	Compensation figures include cash and may include amounts elected to be deferred. Certain individuals’ aggregate compensation from the fund includes accrued voluntary deferred compensation as follows: Donald F. Donahue, $19,869; Garnett A. Smith, $19,869; Carol B. Tomé, $8,875; and Michael E. Wiley, $20,554.

[28]	Compensation figures include cash and may include amounts elected to be deferred. Certain individuals’ aggregate compensation from the fund includes accrued voluntary deferred compensation as follows: Donald F. Donahue, $4,408; Garnett A. Smith, $4,408; and Michael E. Wiley, $4,427.

[29]	Fund commenced operations on September 12, 2016.

[30]	Each Trustee was elected as a Trustee effective January 19, 2017.

[31]	Each Trustee was elected as a Trustee effective March 31, 2017.

[32]	Compensation information presented for the fund is for the fiscal year ended February 28, 2017.

[33]	Reflects compensation received for the calendar year ended December 31, 2016 for 82 funds of 4 trusts. Compensation figures include cash and may include amounts elected to be deferred. Certain individuals elected voluntarily to defer a portion of their compensation as follows: Donald F. Donahue, $239,069; Garnett A. Smith, $239,069; and Michael E. Wiley, $240,000.

+	Estimated for the fund’s first full year.

APPENDIX N

The policies to be eliminated under Proposal 2 are provided below.

Fund	Policy to be Eliminated
FIDELITY ADVISOR SERIES VII
Fidelity Advisor Biotechnology Fund	Fidelity Advisor Biotechnology Fund invests primarily in companies engaged in the research, development, manufacture, and distribution of various biotechnological products, services, and processes, and companies that benefit significantly from scientific and technological advances in biotechnology.
Fidelity Advisor Communications Equipment Fund	Fidelity Advisor Communications Equipment Fund invests primarily in companies engaged in the development, manufacture, or sale of communications equipment.
Fidelity Advisor Consumer Discretionary Fund	Fidelity Advisor Consumer Discretionary Fund invests primarily in companies engaged in the manufacture and distribution of consumer discretionary products and services.
Fidelity Advisor Energy Fund	Fidelity Advisor Energy Fund invests primarily in companies in the energy field, including the conventional areas of oil, gas, electricity and coal, and newer sources of energy such as nuclear, geothermal, oil shale and solar power.
Fidelity Advisor Financial Services Fund	Fidelity Advisor Financial Services Fund invests primarily in companies providing financial services to consumers and industry.
Fidelity Advisor Health Care Fund	Fidelity Advisor Health Care Fund invests primarily in companies engaged in the design, manufacture, or sale of products or services used for or in connection with health care or medicine.
Fidelity Advisor Industrials Fund	Fidelity Advisor Industrials Fund invests primarily in companies engaged in the research, development, manufacture, distribution, supply, or sale of industrial products, services, or equipment.
Fidelity Advisor Semiconductors Fund	Fidelity Advisor Semiconductors Fund invests primarily in companies engaged in the design, manufacture, or sale of electronic components (semiconductors, connectors, printed circuit boards and other components); equipment vendors to electronic component manufacturers; electronic component distributors; and electronic instruments and electronic systems vendors.
Fidelity Advisor Technology Fund	Fidelity Advisor Technology Fund invests primarily in companies which have, or will develop, products, processes or services that will provide or will benefit significantly from technological advances and improvements.
Fidelity Advisor Utilities Fund	Fidelity Advisor Utilities Fund invests primarily in companies in the utilities industry and companies deriving a majority of their revenues from their utility operations.

FIDELITY SELECT PORTFOLIOS
Air Transportation Portfolio	Air Transportation Portfolio invests primarily in companies engaged in the regional, national, and international movement of passengers, mail and freight via aircraft.
Automotive Portfolio	Automotive Portfolio invests primarily in companies engaged in the manufacture, marketing or sale of automobiles, trucks, specialty vehicles, parts, tires, and related services.
Banking Portfolio	Banking Portfolio invests primarily in companies engaged in banking.
Biotechnology Portfolio	Biotechnology Portfolio invests primarily in companies engaged in the research, development, manufacture, and distribution of various biotechnological products, services, and processes and companies that benefit significantly from scientific and technological advances in biotechnology.
Brokerage and Investment Management Portfolio	Brokerage and Investment Management Portfolio invests primarily in companies engaged in stock brokerage, commodity brokerage, investment banking, tax-advantaged investment or investment sales, investment management, or related investment advisory services.
Chemicals Portfolio	Chemicals Portfolio invests primarily in companies engaged in the research, development, manufacture or marketing of products or services related to the chemical process industries.
Communications Equipment Portfolio	Communications Equipment Portfolio invests primarily in companies engaged in the development, manufacture, or sale of communications equipment.

Fund	Policy to be Eliminated
Computers Portfolio	Computers Portfolio invests primarily in companies engaged in research, design, development, manufacture or distribution of products, processes or services that relate to currently available or experimental hardware technology within the computer industry.
Construction and Housing Portfolio	Construction and Housing Portfolio invests primarily in companies engaged in the design and construction of residential, commercial, industrial and public works facilities, as well as companies engaged in the manufacture, supply, distribution, or sale of construction and housing products or services.
Consumer Discretionary Portfolio	Consumer Discretionary Portfolio invests primarily in companies engaged in the manufacture and distribution of consumer discretionary products and services.
Consumer Finance Portfolio	Consumer Finance Portfolio invests primarily in companies providing products and services associated with consumer finance.
Consumer Staples Portfolio	Consumer Staples Portfolio invests primarily in companies engaged in the manufacture, sale, or distribution of consumer staples.
Defense and Aerospace Portfolio	Defense and Aerospace Portfolio invests primarily in companies engaged in the research, manufacture or sale of products or services related to the defense or aerospace industries.
Energy Portfolio	Energy Portfolio invests primarily in companies in the energy field, including the conventional areas of oil, gas, electricity and coal, and newer sources of energy such as nuclear, geothermal, oil shale and solar power.
Energy Service Portfolio	Energy Service Portfolio invests primarily in companies in the energy service field, including those that provide services and equipment to the conventional areas of oil, gas, electricity and coal, and newer sources of energy such as nuclear, geothermal, oil shale and solar power.
Environment and Alternative Energy Portfolio	Environment and Alternative Energy Portfolio invests primarily in companies engaged in business activities related to alternative and renewable energy, energy efficiency, pollution control, water infrastructure, waste and recycling technologies, or other environmental support services.
Financial Services Portfolio	Financial Services Portfolio invests primarily in companies that provide financial services to consumers and industry.
Gold Portfolio	Gold Portfolio invests primarily in companies engaged in exploration, mining, processing, or dealing in gold, or, to a lesser degree, in silver, platinum, diamonds, or other precious metals and minerals.
Health Care Portfolio	Health Care Portfolio invests primarily in companies engaged in the design, manufacture, or sale of products or services used for or in connection with health care or medicine.
Health Care Services Portfolio	Health Care Services Portfolio invests primarily in companies engaged in the ownership or management of hospitals, nursing homes, health maintenance organizations, and other companies specializing in the delivery of health care services.
Industrial Equipment Portfolio	Industrial Equipment Portfolio invests primarily in companies engaged in the manufacture, distribution or service of products and equipment for the industrial sector, including integrated producers of capital equipment (such as general industrial machinery, farm equipment, and computers), parts suppliers and subcontractors.
Industrials Portfolio	Industrials Portfolio invests primarily in companies engaged in the research, development, manufacture, distribution, supply, or sale of industrial products, services, or equipment.
Insurance Portfolio	Insurance Portfolio invests primarily in companies engaged in underwriting, reinsuring, selling, distributing, or placing of property and casualty, life, or health insurance.
IT Services Portfolio	IT Services Portfolio invests primarily in companies engaged in providing information technology services.
Leisure Portfolio	Leisure Portfolio invests primarily in companies engaged in the design, production, or distribution of goods or services in the leisure industries.
Materials Portfolio	Materials Portfolio invests primarily in companies engaged in the manufacture, mining, processing, or distribution of raw materials and intermediate goods.

Fund	Policy to be Eliminated
Medical Equipment and Systems Portfolio	Medical Equipment and Systems Portfolio invests primarily in companies engaged in research, development, manufacture, distribution, supply or sale of medical equipment and devices and related technologies.
Multimedia Portfolio	Multimedia Portfolio invests primarily in companies engaged in the development, production, sale and distribution of goods or services used in the broadcast and media industries.
Natural Gas Portfolio	Natural Gas Portfolio invests primarily in companies engaged in the production, transmission, and distribution of natural gas, and involved in the exploration of potential natural gas sources, as well as those companies that provide services and equipment to natural gas producers, refineries, cogeneration facilities, converters, and distributors.
Natural Resources Portfolio	Natural Resources Portfolio invests primarily in companies that own or develop natural resources, or supply goods and services to such companies.
Pharmaceuticals Portfolio	Pharmaceuticals Portfolio invests primarily in companies engaged in the research, development, manufacture, sale, or distribution of pharmaceuticals and drugs of all types.
Retailing Portfolio	Retailing Portfolio invests primarily in companies engaged in merchandising finished goods and services primarily to individual consumers.
Semiconductors Portfolio	Semiconductors Portfolio invests primarily in companies engaged in the design, manufacture, or sale of electronic components (semiconductors, connectors, printed circuit boards and other components); equipment vendors to electronic component manufacturers; electronic component distributors; and electronic instruments and electronic systems vendors.
Software and IT Services Portfolio	Software and IT Services Portfolio invests primarily in companies engaged in research, design, production or distribution of products or processes that relate to software or information-based services.
Technology Portfolio	Technology Portfolio invests primarily in companies which the fund’s adviser believes have, or will develop, products, processes or services that will provide or will benefit significantly from technological advances and improvements.
Telecommunications Portfolio	Telecommunications Portfolio invests primarily in companies engaged in the development, manufacture, or sale of communications services or communications equipment.
Transportation Portfolio	Transportation Portfolio invests primarily in companies engaged in providing transportation services or companies engaged in the design, manufacture, distribution, or sale of transportation equipment.
Utilities Portfolio	Utilities Portfolio invests primarily in companies in the utilities industry and companies deriving a majority of their revenues from their utility operations.
Wireless Portfolio	Wireless Portfolio invests primarily in companies engaged in activities relating to wireless communications services or products.

APPENDIX O

Fees billed by PwC or Deloitte Entities in each of the last two fiscal years for services rendered to each fund are shown in the table below. Appendix A identifies the independent registered public accounting firm for each fund.

July 31, 2017A,B

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Advisor Biotechnology Fund	$43,000	$100	$4,900	$1,300
Fidelity Advisor Communications Equipment Fund	$38,000	$100	$4,900	$1,100
Fidelity Advisor Consumer Discretionary Fund	$36,000	$100	$6,100	$1,100
Fidelity Advisor Energy Fund	$38,000	$100	$7,200	$1,200
Fidelity Advisor Financial Services Fund	$38,000	$100	$7,000	$1,200
Fidelity Advisor Global Real Estate Fund	$39,000	$100	$6,300	$1,100
Fidelity Advisor Health Care Fund	$38,000	$100	$6,100	$1,200
Fidelity Advisor Industrials Fund	$37,000	$100	$6,100	$1,100
Fidelity Advisor Real Estate Fund	$41,000	$100	$6,100	$1,200
Fidelity Advisor Semiconductors Fund	$36,000	$100	$5,200	$1,100
Fidelity Advisor Technology Fund	$40,000	$100	$6,100	$1,200
Fidelity Advisor Utilities Fund	$36,000	$100	$6,100	$1,100

July 31, 2016A,B,C

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Advisor Biotechnology Fund	$59,000	$100	$5,100	$1,300
Fidelity Advisor Communications Equipment Fund	$38,000	$–	$4,900	$900
Fidelity Advisor Consumer Discretionary Fund	$36,000	$–	$6,100	$900
Fidelity Advisor Energy Fund	$38,000	$100	$7,300	$1,000
Fidelity Advisor Financial Services Fund	$38,000	$–	$6,900	$1,000
Fidelity Advisor Global Real Estate Fund	$–	$–	$–	$–
Fidelity Advisor Health Care Fund	$38,000	$100	$6,200	$1,200
Fidelity Advisor Industrials Fund	$37,000	$–	$6,100	$1,000
Fidelity Advisor Real Estate Fund	$41,000	$100	$6,100	$1,100
Fidelity Advisor Semiconductors Fund	$36,000	$–	$5,200	$900
Fidelity Advisor Technology Fund	$53,000	$100	$6,100	$1,100
Fidelity Advisor Utilities Fund	$36,000	$–	$6,400	$900

February 28, 2017 A

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Air Transportation Portfolio	$36,000	$–	$2,800	$1,300
Automotive Portfolio	$36,000	$–	$2,800	$1,300
Banking Portfolio	$36,000	$–	$3,000	$1,300
Biotechnology Portfolio	$51,000	$–	$33,300	$1,800
Brokerage and Investment Management Portfolio	$36,000	$–	$5,000	$1,300
Chemicals Portfolio	$36,000	$–	$3,800	$1,200
Communications Equipment Portfolio	$36,000	$–	$2,800	$1,300
Computers Portfolio	$37,000	$–	$2,800	$1,300
Construction and Housing Portfolio	$36,000	$–	$2,800	$1,200
Consumer Discretionary Portfolio	$36,000	$–	$2,800	$1,200
Consumer Finance Portfolio	$38,000	$–	$3,900	$1,300
Consumer Staples Portfolio	$41,000	$–	$2,800	$1,400

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Defense and Aerospace Portfolio	$36,000	$–	$2,800	$1,300
Energy Portfolio	$37,000	$–	$5,800	$1,300
Energy Service Portfolio	$37,000	$–	$9,700	$1,300
Environment and Alternative Energy Portfolio	$36,000	$–	$2,800	$1,200
Financial Services Portfolio	$37,000	$–	$3,200	$1,300
Gold Portfolio	$60,000	$–	$7,600	$2,200
Health Care Portfolio	$40,000	$–	$3,000	$1,400
Health Care Services Portfolio	$36,000	$–	$2,800	$1,300
Industrial Equipment Portfolio	$49,000	$–	$5,300	$1,400
Industrials Portfolio	$47,000	$–	$2,800	$1,200
Insurance Portfolio	$36,000	$–	$3,200	$1,300
IT Services Portfolio	$37,000	$–	$2,800	$1,300
Leisure Portfolio	$36,000	$–	$3,200	$1,300
Materials Portfolio	$42,000	$–	$3,500	$1,400
Medical Equipment and Systems Portfolio	$36,000	$–	$2,800	$1,300
Multimedia Portfolio	$36,000	$–	$3,500	$1,300
Natural Gas Portfolio	$36,000	$–	$3,200	$1,200
Natural Resources Portfolio	$35,000	$–	$6,800	$1,200
Pharmaceuticals Portfolio	$36,000	$–	$2,800	$1,200
Retailing Portfolio	$36,000	$–	$2,800	$1,300
Semiconductors Portfolio	$37,000	$–	$2,800	$1,300
Software and IT Services Portfolio	$36,000	$–	$2,800	$1,200
Technology Portfolio	$41,000	$–	$2,800	$1,400
Telecommunications Portfolio	$41,000	$–	$2,800	$1,400
Transportation Portfolio	$36,000	$–	$2,800	$1,300
Utilities Portfolio	$36,000	$–	$5,000	$1,300
Wireless Portfolio	$35,000	$–	$2,800	$1,200

February 29, 2016A

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Air Transportation Portfolio	$40,000	$–	$3,500	$1,900
Automotive Portfolio	$36,000	$–	$2,800	$1,800
Banking Portfolio	$37,000	$–	$2,800	$1,900
Biotechnology Portfolio	$60,000	$–	$14,500	$6,200
Brokerage and Investment Management Portfolio	$37,000	$–	$3,500	$1,900
Chemicals Portfolio	$39,000	$–	$2,800	$2,100
Communications Equipment Portfolio	$39,000	$–	$4,600	$1,800
Computers Portfolio	$38,000	$–	$3,500	$1,900
Construction and Housing Portfolio	$36,000	$–	$2,800	$1,900
Consumer Discretionary Portfolio	$42,000	$–	$2,800	$2,100
Consumer Finance Portfolio	$37,000	$–	$3,900	$1,800
Consumer Staples Portfolio	$45,000	$–	$2,800	$2,600
Defense and Aerospace Portfolio	$37,000	$–	$3,500	$2,000
Energy Portfolio	$41,000	$–	$3,100	$2,400
Energy Service Portfolio	$38,000	$–	$2,800	$1,900
Environment and Alternative Energy Portfolio	$36,000	$–	$2,800	$1,800
Financial Services Portfolio	$41,000	$–	$5,900	$2,100

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Gold Portfolio	$59,000	$–	$6,800	$2,300
Health Care Portfolio	$47,000	$–	$2,800	$4,700
Health Care Services Portfolio	$37,000	$–	$2,800	$2,000
Industrial Equipment Portfolio	$41,000	$–	$2,800	$1,800
Industrials Portfolio	$42,000	$–	$2,800	$2,100
Insurance Portfolio	$37,000	$–	$2,800	$1,900
IT Services Portfolio	$38,000	$–	$2,800	$2,100
Leisure Portfolio	$39,000	$–	$2,800	$1,900
Materials Portfolio	$45,000	$–	$5,600	$2,300
Medical Equipment and Systems Portfolio	$38,000	$–	$2,800	$2,300
Multimedia Portfolio	$37,000	$–	$4,200	$2,000
Natural Gas Portfolio	$39,000	$–	$3,500	$1,900
Natural Resources Portfolio	$36,000	$–	$2,800	$1,900
Pharmaceuticals Portfolio	$40,000	$–	$2,800	$2,400
Retailing Portfolio	$37,000	$–	$2,800	$2,100
Semiconductors Portfolio	$40,000	$–	$2,800	$2,300
Software and IT Services Portfolio	$38,000	$–	$2,800	$2,600
Technology Portfolio	$42,000	$–	$2,800	$2,600
Telecommunications Portfolio	$43,000	$–	$2,800	$1,900
Transportation Portfolio	$39,000	$–	$2,800	$2,000
Utilities Portfolio	$40,000	$–	$2,800	$2,000
Wireless Portfolio	$36,000	$–	$2,800	$1,800

July 31, 2017A,D

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity FlexSM Real Estate Fund	$32,000	$–	$6,100	$300
Fidelity International Real Estate Fund	$47,000	$100	$6,300	$1,400
Fidelity Real Estate Investment Portfolio	$42,000	$100	$6,100	$1,200

July 31, 2016A,C,D

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity FlexSM Real Estate Fund	$–	$–	$–	$–
Fidelity International Real Estate Fund	$47,000	$100	$6,500	$1,100
Fidelity Real Estate Investment Portfolio	$42,000	$100	$6,100	$1,400

January 31, 2017A

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Telecom and Utilities Fund	$46,000	$–	$5,700	$1,600

January 31, 2016A

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Telecom and Utilities Fund	$46,000	$–	$3,500	$1,900

July 31, 2017A,E

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity MSCI Consumer Discretionary Index ETF	$12,000	$–	$2,500	$–
Fidelity MSCI Consumer Staples Index ETF	$12,000	$–	$2,500	$–
Fidelity MSCI Energy Index ETF	$12,000	$–	$2,500	$–
Fidelity MSCI Financials Index ETF	$12,000	$–	$2,500	$–
Fidelity MSCI Health Care Index ETF	$12,000	$–	$2,500	$–
Fidelity MSCI Industrials Index ETF	$12,000	$–	$2,500	$–
Fidelity MSCI Information Technology Index ETF	$12,000	$–	$2,500	$–
Fidelity MSCI Materials Index ETF	$12,000	$–	$2,500	$–
Fidelity MSCI Real Estate Index ETF	$12,000	$–	$2,500	$–
Fidelity MSCI Telecommunication Services Index ETF	$12,000	$–	$2,500	$–
Fidelity MSCI Utilities Index ETF	$12,000	$–	$2,500	$–
Fidelity Core Dividend ETF	$14,000	$400	$2,000	$400
Fidelity Dividend ETF for Rising Rates	$14,000	$400	$2,000	$400
Fidelity Low Volatility Factor ETF	$14,000	$400	$1,800	$400
Fidelity Momentum Factor ETF	$14,000	$400	$1,800	$400
Fidelity Quality Factor ETF	$14,000	$400	$1,800	$400
Fidelity Value Factor ETF	$14,000	$400	$1,800	$400

July 31, 2016A,E

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity MSCI Consumer Discretionary Index ETF	$13,000	$–	$2,500	$300
Fidelity MSCI Consumer Staples Index ETF	$13,000	$–	$2,500	$300
Fidelity MSCI Energy Index ETF	$13,000	$–	$2,500	$300
Fidelity MSCI Financials Index ETF	$13,000	$–	$2,500	$300
Fidelity MSCI Health Care Index ETF	$13,000	$–	$2,500	$300
Fidelity MSCI Industrials Index ETF	$13,000	$–	$2,500	$300
Fidelity MSCI Information Technology Index ETF	$13,000	$–	$2,500	$300
Fidelity MSCI Materials Index ETF	$13,000	$–	$2,500	$300
Fidelity MSCI Real Estate Index ETF	$13,000	$–	$2,500	$300
Fidelity MSCI Telecommunication Services Index ETF	$13,000	$–	$2,500	$300
Fidelity MSCI Utilities Index ETF	$13,000	$–	$2,500	$300
Fidelity Core Dividend ETF	$–	$–	$–	$–
Fidelity Dividend ETF for Rising Rates	$–	$–	$–	$–
Fidelity Low Volatility Factor ETF	$–	$–	$–	$–
Fidelity Momentum Factor ETF	$–	$–	$–	$–
Fidelity Quality Factor ETF	$–	$–	$–	$–
Fidelity Value Factor ETF	$–	$–	$–	$–

November 30, 2016A

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Nasdaq Composite Index® Tracking Stock	$74,000	$–	$4,800	$3,200

November 30, 2015A

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Nasdaq Composite Index® Tracking Stock	$70,000	$–	$6,000	$1,900

February 28, 2017A

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity International Enhanced Index Fund	$50,000	$–	$3,700	$2,300
Fidelity Large Cap Core Enhanced Index Fund	$51,000	$–	$5,400	$2,200
Fidelity Large Cap Growth Enhanced Index Fund	$49,000	$–	$3,700	$2,200
Fidelity Large Cap Value Enhanced Index Fund	$49,000	$–	$3,700	$2,200
Fidelity Mid Cap Enhanced Index Fund	$49,000	$–	$3,700	$2,200
Fidelity Small Cap Enhanced Index Fund	$49,000	$–	$4,300	$2,200

February 29, 2016A

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity International Enhanced Index Fund	$49,000	$–	$6,500	$1,900
Fidelity Large Cap Core Enhanced Index Fund	$49,000	$–	$6,500	$1,900
Fidelity Large Cap Growth Enhanced Index Fund	$49,000	$–	$3,700	$1,900
Fidelity Large Cap Value Enhanced Index Fund	$52,000	$–	$3,700	$2,200
Fidelity Mid Cap Enhanced Index Fund	$49,000	$–	$4,700	$2,000
Fidelity Small Cap Enhanced Index Fund	$49,000	$–	$3,700	$2,000

A	Amounts may reflect rounding.
B	Fidelity Advisor Global Real Estate Fund commenced operations on August 11, 2016.
C	Certain amounts have been reclassified to align with current period presentation.
D	Fidelity FlexSM Real Estate Fund commenced operations on March 8, 2017.
E	Fidelity Core Dividend ETF, Fidelity Dividend ETF for Rising Rates, Fidelity Low Volatility Factor ETF, Fidelity Momentum Factor ETF, Fidelity Quality Factor ETF and Fidelity Value Factor ETF commenced operations on September 12, 2016.

“Audit Fees” represent fees billed for services rendered for the audits of the financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements.

“Audit-Related Fees” represent fees billed for assurance and related services that are reasonably related to the performance of a fund audit or the review of a fund’s financial statements and that are not reported under Audit Fees.

“Tax Fees” represent fees billed for tax compliance, tax advice or tax planning that relate directly to the operations and financial reporting of a fund.

“All Other Fees” represent fees billed for services provided to a fund or Fund Service Provider, a significant portion of which are assurance related, that relate directly to the operations and financial reporting of the fund, excluding those services that are reported under Audit Fees, Audit-Related Fees or Tax Fees.

Assurance services must be performed by an independent public accountant.

APPENDIX P

Fees billed by PwC or Deloitte Entities that were required to be approved by the Audit Committee for services rendered on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of each fund are shown in the table below.

July 31, 2017 FeesA

	Audit-Related Fees	Tax Fees	All Other Fees
Deloitte EntitiesB	$–	$25,000	$–
PwCC	$5,990,000	$115,000	$–

July 31, 2016 FeesA

	Audit-Related Fees	Tax Fees	All Other Fees
Deloitte EntitiesB	$35,000	$10,000	$–
PwCC,D	$5,780,000	$–	$–

February 28, 2017 FeesA

	Audit-Related Fees	Tax Fees	All Other Fees
PwC	$5,985,000	$105,000	$–

February 29, 2016 FeesA, E

	Audit-Related Fees	Tax Fees	All Other Fees
PwC	$5,470,000	$–	$–

January 31, 2017 FeesA

	Audit-Related Fees	Tax Fees	All Other Fees
PwC	$5,835,000	$55,000	$–

January 31, 2016 FeesA, E

	Audit-Related Fees	Tax Fees	All Other Fees
PwC	$5,470,000	$–	$–

November 30, 2016 FeesA

	Audit-Related Fees	Tax Fees	All Other Fees
PwC	$5,315,000	$10,000	$–

P-1

November 30, 2015 FeesA

	Audit-Related Fees	Tax Fees	All Other Fees
PwC	$5,890,000	$–	$–

A	Amounts may reflect rounding.

B	May include amounts billed prior to the Fidelity Advisor Global Real Estate Fund’s and the Fidelity FlexSM Real Estate Fund’s commencement of operations.

C	May include amounts billed prior to the commencement of operations of the Fidelity Core Dividend ETF, Fidelity Dividend ETF for Rising Rates, Fidelity Low Volatility Factor ETF, Fidelity Momentum Factor ETF, Fidelity Quality Factor ETF and Fidelity Value Factor ETF.

D	Certain amounts have been reclassified to align with current period presentation.

E	Reflects current period presentation.

“Audit Fees” represent fees billed for services rendered for the audits of the financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements.

“Audit-Related Fees” represent fees billed for assurance and related services that are reasonably related to the performance of a fund audit or the review of a fund’s financial statements and that are not reported under Audit Fees.

“Tax Fees” represent fees billed for tax compliance, tax advice or tax planning that relate directly to the operations and financial reporting of a fund.

“All Other Fees” represent fees billed for services provided to a fund or Fund Service Provider, a significant portion of which are assurance related, that relate directly to the operations and financial reporting of the fund, excluding those services that are reported under Audit Fees, Audit-Related Fees or Tax Fees.

Assurance services must be performed by an independent public accountant.

P-2

APPENDIX Q

Aggregate non-audit fees billed by PwC or Deloitte Entities for services rendered to the funds and any Fund Service Provider for each of the last two fiscal years of the funds are shown below.

Trust/Firm	Fiscal Year End	Aggregate Non-Audit FeesA
Fidelity Advisor Series VII
Deloitte Entities	July 31, 2017	$450,000	B
Deloitte Entities	July 31, 2016	$155,000	B

Fidelity Select Portfolios
Deloitte Entities	July 31, 2017	$385,000	C
Deloitte Entities	July 31, 2016	$90,000	C
PwC	February 28, 2017	$8,195,000
PwC	February 29, 2016	$6,320,000	D
PwC	January 31, 2017	$7,770,000
PwC	January 31, 2016	$6,150,000	D

Fidelity Covington Trust
Deloitte Entities	July 31, 2017	$395,000
Deloitte Entities	July 31, 2016	$105,000
PwC	July 31, 2017	$7,960,000	E
PwC	July 31, 2016	$6,770,000	E

Fidelity Commonwealth Trust
PwC	November 30, 2016	$6,610,000
PwC	November 30, 2015	$7,060,000

Fidelity Commonwealth Trust II
PwC	February 28, 2017	$8,010,000
PwC	February 29, 2016	$6,135,000	D

A	Amounts may reflect rounding.

B	May include amounts billed prior to the Fidelity Advisor Global Real Estate Fund’s commencement of operations.

C	May include amounts billed prior to the Fidelity FlexSM Real Estate Fund’s commencement of operations.

D	Reflects current period presentation.

E	May include amounts billed prior to the commencement of operations of the Fidelity Core Dividend ETF, Fidelity Dividend ETF for Rising Rates, Fidelity Low Volatility Factor ETF, Fidelity Momentum Factor ETF, Fidelity Quality Factor ETF and Fidelity Value Factor ETF.

Q-1

Fidelity, Fidelity Investments & Pyramid Design, Fidelity Advisor, VIP FundsManager, and Strategic Advisers are registered service marks of FMR LLC. ©2017 FMR LLC. All rights reserved.

Fidelity Flex is a service mark of FMR LLC.

Nasdaq Composite Index® is a registered trademark of The NASDAQ OMX Group, Inc.

Any third-party marks that may appear above are the marks of their respective owners.

The term VIP as used in this document refers to Fidelity® Variable Insurance Products.

1.9869918.103	SECTOR17-PXS-1017

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PROXY SOLICITED BY THE TRUSTEES

The undersigned, revoking previous proxies, hereby appoint(s) William C. Coffey and Garnett A. Smith, or either one of them, attorneys, with full power of substitution, to vote all shares of the fund as indicated on this proxy card which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at an office of the trust at 245 Summer Street, Boston, MA 02210, on December 8, 2017 at 9:00 a.m. Eastern Time and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposal described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

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IF THE PROXY IS SIGNED, SUBMITTED, AND NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSAL.

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	THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING:		( )	( )	( )

1.	To elect a Board of Trustees.		FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT	To withhold authority to vote for any individual nominee(s) mark “For All Except” and write the name(s) of the nominee(s) on the line above.
	(01) James C. Curvey (02) Dennis J. Dirks (03) Donald F. Donahue (04) Alan J. Lacy (05) Ned C. Lautenbach (06) Joseph Mauriello	(07) Charles S. Morrison (08) Cornelia M. Small (09) Garnett A. Smith (10) David M. Thomas (11) Michael E. Wiley

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Fidelity Investments® (logo)		Vote this proxy card TODAY!

Your prompt response will save the expense of additional mailings.
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		LOG-ON:	Vote on the Internet at www.proxyvote.com/proxy and follow the on-screen instructions.

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(right pointing arrow prints here)	[Control Number prints here in a box]	MAIL:	Return the signed proxy card in the enclosed envelope.

[TRUST NAME: FUND NAME Prints Here]            [Client Code prints here]

PROXY SOLICITED BY THE TRUSTEES

The undersigned, revoking previous proxies, hereby appoint(s) William C. Coffey and Garnett A. Smith, or either one of them, attorneys, with full power of substitution, to vote all shares of the fund as indicated on this proxy card which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at an office of the trust at 245 Summer Street, Boston, MA 02210, on December 8, 2017 at 9:00 a.m. Eastern Time and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

[Shareholder’s name and address prints here]	CONTINUED AND TO BE SIGNED ON REVERSE SIDE

[Card Code prints here]

Please refer to the Proxy Statement discussion of each of these matters.

IF THE PROXY IS SIGNED, SUBMITTED, AND NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSALS.

As to any other matter, said attorneys shall vote in accordance with their best judgment.

	THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:		( )	( )	( )

1.	To elect a Board of Trustees.		FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT	To withhold authority to vote for any individual nominee(s) mark “For All Except” and write the name(s) of the nominee(s) on the line above.
	(01) James C. Curvey (02) Dennis J. Dirks (03) Donald F. Donahue (04) Alan J. Lacy (05) Ned C. Lautenbach (06) Joseph Mauriello	(07) Charles S. Morrison (08) Cornelia M. Small (09) Garnett A. Smith (10) David M. Thomas (11) Michael E. Wiley

			FOR	AGAINST	ABSTAIN

2.	To eliminate a fundamental investment policy.		( )	( )	( )

PLEASE SIGN, DATE, AND RETURN PROMPTLY IN ENCLOSED ENVELOPE IF YOU ARE NOT VOTING BY PHONE OR INTERNET.

Signature(s) (Title(s), if applicable) (Sign in the Box)

NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate or partnership proxies should be signed by an authorized person indicating the person’s title.

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		CALL:	To vote by phone call toll-free 1-877-296-4941 and follow the recorded instructions.

(right pointing arrow prints here)	[Control Number prints here in a box]	MAIL:	Return the signed proxy card in the enclosed envelope.

[TRUST NAME: FUND NAME Prints Here]            [Client Code prints here]

PROXY SOLICITED BY THE TRUSTEES

The undersigned, revoking previous proxies, hereby appoint(s) William C. Coffey and Garnett A. Smith, or either one of them, attorneys, with full power of substitution, to vote all shares of the fund as indicated on this proxy card which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at an office of the trust at 245 Summer Street, Boston, MA 02210, on December 8, 2017 at 9:00 a.m. Eastern Time and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

[Shareholder’s name and address prints here]	CONTINUED AND TO BE SIGNED ON REVERSE SIDE

[Card Code prints here]

Please refer to the Proxy Statement discussion of each of these matters.

IF THE PROXY IS SIGNED, SUBMITTED, AND NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSALS.

As to any other matter, said attorneys shall vote in accordance with their best judgment.

	THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:		( )	( )	( )

1.	To elect a Board of Trustees.		FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT	To withhold authority to vote for any individual nominee(s) mark “For All Except” and write the name(s) of the nominee(s) on the line above.
	(01) James C. Curvey (02) Dennis J. Dirks (03) Donald F. Donahue (04) Alan J. Lacy (05) Ned C. Lautenbach (06) Joseph Mauriello	(07) Charles S. Morrison (08) Cornelia M. Small (09) Garnett A. Smith (10) David M. Thomas (11) Michael E. Wiley

			FOR	AGAINST	ABSTAIN

2.	To eliminate a fundamental investment policy.		( )	( )	( )

			FOR	AGAINST	ABSTAIN

3.	To modify the fund’s fundamental concentration policy.		( )	( )	( )

PLEASE SIGN, DATE, AND RETURN PROMPTLY IN ENCLOSED ENVELOPE IF YOU ARE NOT VOTING BY PHONE OR INTERNET.

Signature(s) (Title(s), if applicable) (Sign in the Box)

NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate or partnership proxies should be signed by an authorized person indicating the person’s title.

[Card Code prints here]
Signature (PLEASE SIGN WITHIN BOX)	Date		Signature (Joint Owners)	Date

Form of Proxy Card: Funds with Proposals 1, 2, 3 and 5 Only

Fidelity Investments® (logo)		Vote this proxy card TODAY!

Your prompt response will save the expense of additional mailings.
PO Box 673023 Dallas, TX 75267-3023
Vote by Internet, Touch-Tone Telephone, or Mail!

		LOG-ON:	Vote on the Internet at www.proxyvote.com/proxy and follow the on-screen instructions.

		CALL:	To vote by phone call toll-free 1-877-296-4941 and follow the recorded instructions.

(right pointing arrow prints here)	[Control Number prints here in a box]	MAIL:	Return the signed proxy card in the enclosed envelope.

[TRUST NAME: FUND NAME Prints Here]            [Client Code prints here]

PROXY SOLICITED BY THE TRUSTEES

The undersigned, revoking previous proxies, hereby appoint(s) William C. Coffey and Garnett A. Smith, or either one of them, attorneys, with full power of substitution, to vote all shares of the fund as indicated on this proxy card which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at an office of the trust at 245 Summer Street, Boston, MA 02210, on December 8, 2017 at 9:00 a.m. Eastern Time and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

[Shareholder’s name and address prints here]	CONTINUED AND TO BE SIGNED ON REVERSE SIDE

[Card Code prints here]

Please refer to the Proxy Statement discussion of each of these matters.

IF THE PROXY IS SIGNED, SUBMITTED, AND NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED AS RECOMMENDED BY THE BOARD OF TRUSTEES.

As to any other matter, said attorneys shall vote in accordance with their best judgment.

	THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:		( )	( )	( )

1.	To elect a Board of Trustees.		FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT	To withhold authority to vote for any individual nominee(s) mark “For All Except” and write the name(s) of the nominee(s) on the line above.
	(01) James C. Curvey (02) Dennis J. Dirks (03) Donald F. Donahue (04) Alan J. Lacy (05) Ned C. Lautenbach (06) Joseph Mauriello	(07) Charles S. Morrison (08) Cornelia M. Small (09) Garnett A. Smith (10) David M. Thomas (11) Michael E. Wiley

			FOR	AGAINST	ABSTAIN

2.	To eliminate a fundamental investment policy.		( )	( )	( )

			FOR	AGAINST	ABSTAIN

3.	To modify the fund’s fundamental concentration policy.		( )	( )	( )

THE BOARD OF TRUSTEES RECOMMENDS A VOTE AGAINST THE FOLLOWING:

			FOR	AGAINST	ABSTAIN

5.	For the fund, a shareholder proposal requesting that the Board of Trustees institute procedures to avoid holding investments in companies that, in management’s judgment, substantially contribute to genocide or crimes against humanity.		( )	( )	( )

PLEASE SIGN, DATE, AND RETURN PROMPTLY IN ENCLOSED ENVELOPE IF YOU ARE NOT VOTING BY PHONE OR INTERNET.

Signature(s) (Title(s), if applicable) (Sign in the Box)

NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate or partnership proxies should be signed by an authorized person indicating the person’s title.

[Card Code prints here]
Signature (PLEASE SIGN WITHIN BOX)	Date		Signature (Joint Owners)	Date

Form of Proxy Card: Funds with Proposals 1 and 5 Only

Fidelity Investments® (logo)		Vote this proxy card TODAY!

Your prompt response will save the expense of additional mailings.
PO Box 673023 Dallas, TX 75267-3023
Vote by Internet, Touch-Tone Telephone, or Mail!

		LOG-ON:	Vote on the Internet at www.proxyvote.com/proxy and follow the on-screen instructions.

		CALL:	To vote by phone call toll-free 1-877-296-4941 and follow the recorded instructions.

(right pointing arrow prints here)	[Control Number prints here in a box]	MAIL:	Return the signed proxy card in the enclosed envelope.

[TRUST NAME: FUND NAME Prints Here]            [Client Code prints here]

PROXY SOLICITED BY THE TRUSTEES

The undersigned, revoking previous proxies, hereby appoint(s) William C. Coffey and Garnett A. Smith, or either one of them, attorneys, with full power of substitution, to vote all shares of the fund as indicated on this proxy card which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at an office of the trust at 245 Summer Street, Boston, MA 02210, on December 8, 2017 at 9:00 a.m. Eastern Time and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

[Shareholder’s name and address prints here]	CONTINUED AND TO BE SIGNED ON REVERSE SIDE

[Card Code prints here]

Please refer to the Proxy Statement discussion of each of these matters.

IF THE PROXY IS SIGNED, SUBMITTED, AND NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED AS RECOMMENDED BY THE BOARD OF TRUSTEES.

As to any other matter, said attorneys shall vote in accordance with their best judgment.

	THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING:		( )	( )	( )

1.	To elect a Board of Trustees.		FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT	To withhold authority to vote for any individual nominee(s) mark “For All Except” and write the name(s) of the nominee(s) on the line above.
	(01) James C. Curvey (02) Dennis J. Dirks (03) Donald F. Donahue (04) Alan J. Lacy (05) Ned C. Lautenbach (06) Joseph Mauriello	(07) Charles S. Morrison (08) Cornelia M. Small (09) Garnett A. Smith (10) David M. Thomas (11) Michael E. Wiley

THE BOARD OF TRUSTEES RECOMMENDS A VOTE AGAINST THE FOLLOWING:

			FOR	AGAINST	ABSTAIN

5.	For the fund, a shareholder proposal requesting that the Board of Trustees institute procedures to avoid holding investments in companies that, in management’s judgment, substantially contribute to genocide or crimes against humanity.		( )	( )	( )

PLEASE SIGN, DATE, AND RETURN PROMPTLY IN ENCLOSED ENVELOPE IF YOU ARE NOT VOTING BY PHONE OR INTERNET.

Signature(s) (Title(s), if applicable) (Sign in the Box)

NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate or partnership proxies should be signed by an authorized person indicating the person’s title.

[Card Code prints here]
Signature (PLEASE SIGN WITHIN BOX)	Date		Signature (Joint Owners)	Date

Form of Proxy Card: Funds with Proposals 1 and 4 Only

Fidelity Investments® (logo)		Vote this proxy card TODAY!

Your prompt response will save the expense of additional mailings.
PO Box 673023 Dallas, TX 75267-3023
Vote by Internet, Touch-Tone Telephone, or Mail!

		LOG-ON:	Vote on the Internet at www.proxyvote.com/proxy and follow the on-screen instructions.

		CALL:	To vote by phone call toll-free 1-877-296-4941 and follow the recorded instructions.

(right pointing arrow prints here)	[Control Number prints here in a box]	MAIL:	Return the signed proxy card in the enclosed envelope.

[TRUST NAME: FUND NAME Prints Here]            [Client Code prints here]

PROXY SOLICITED BY THE TRUSTEES

The undersigned, revoking previous proxies, hereby appoint(s) William C. Coffey and Garnett A. Smith, or either one of them, attorneys, with full power of substitution, to vote all shares of the fund as indicated on this proxy card which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at an office of the trust at 245 Summer Street, Boston, MA 02210, on December 8, 2017 at 9:00 a.m. Eastern Time and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

[Shareholder’s name and address prints here]	CONTINUED AND TO BE SIGNED ON REVERSE SIDE

[Card Code prints here]

Please refer to the Proxy Statement discussion of each of these matters.

IF THE PROXY IS SIGNED, SUBMITTED, AND NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSALS.

As to any other matter, said attorneys shall vote in accordance with their best judgment.

	THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:		( )	( )	( )

1.	To elect a Board of Trustees.		FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT	To withhold authority to vote for any individual nominee(s) mark “For All Except” and write the name(s) of the nominee(s) on the line above.
	(01) James C. Curvey (02) Dennis J. Dirks (03) Donald F. Donahue (04) Alan J. Lacy (05) Ned C. Lautenbach (06) Joseph Mauriello	(07) Charles S. Morrison (08) Cornelia M. Small (09) Garnett A. Smith (10) David M. Thomas (11) Michael E. Wiley

			FOR	AGAINST	ABSTAIN

4.	To change the fund from a diversified fund to a non-diversified fund.		( )	( )	( )

PLEASE SIGN, DATE, AND RETURN PROMPTLY IN ENCLOSED ENVELOPE IF YOU ARE NOT VOTING BY PHONE OR INTERNET.

Signature(s) (Title(s), if applicable) (Sign in the Box)

NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate or partnership proxies should be signed by an authorized person indicating the person’s title.

[Card Code prints here]
Signature (PLEASE SIGN WITHIN BOX)	Date		Signature (Joint Owners)	Date

Form of Proxy Card: Funds with Proposals 1, 2 and 4 Only

Fidelity Investments® (logo)		Vote this proxy card TODAY!

Your prompt response will save the expense of additional mailings.
PO Box 673023 Dallas, TX 75267-3023
Vote by Internet, Touch-Tone Telephone, or Mail!

		LOG-ON:	Vote on the Internet at www.proxyvote.com/proxy and follow the on-screen instructions.

		CALL:	To vote by phone call toll-free 1-877-296-4941 and follow the recorded instructions.

(right pointing arrow prints here)	[Control Number prints here in a box]	MAIL:	Return the signed proxy card in the enclosed envelope.

[TRUST NAME: FUND NAME Prints Here]            [Client Code prints here]

PROXY SOLICITED BY THE TRUSTEES

The undersigned, revoking previous proxies, hereby appoint(s) William C. Coffey and Garnett A. Smith, or either one of them, attorneys, with full power of substitution, to vote all shares of the fund as indicated on this proxy card which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at an office of the trust at 245 Summer Street, Boston, MA 02210, on December 8, 2017 at 9:00 a.m. Eastern Time and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

[Shareholder’s name and address prints here]	CONTINUED AND TO BE SIGNED ON REVERSE SIDE

[Card Code prints here]

Please refer to the Proxy Statement discussion of each of these matters.

IF THE PROXY IS SIGNED, SUBMITTED, AND NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSALS.

As to any other matter, said attorneys shall vote in accordance with their best judgment.

	THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:		( )	( )	( )

1.	To elect a Board of Trustees.		FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT	To withhold authority to vote for any individual nominee(s) mark “For All Except” and write the name(s) of the nominee(s) on the line above.
	(01) James C. Curvey (02) Dennis J. Dirks (03) Donald F. Donahue (04) Alan J. Lacy (05) Ned C. Lautenbach (06) Joseph Mauriello	(07) Charles S. Morrison (08) Cornelia M. Small (09) Garnett A. Smith (10) David M. Thomas (11) Michael E. Wiley

			FOR	AGAINST	ABSTAIN

2.	To eliminate a fundamental investment policy.		( )	( )	( )

			FOR	AGAINST	ABSTAIN

4.	To change the fund from a diversified fund to a non-diversified fund.		( )	( )	( )

PLEASE SIGN, DATE, AND RETURN PROMPTLY IN ENCLOSED ENVELOPE IF YOU ARE NOT VOTING BY PHONE OR INTERNET.

Signature(s) (Title(s), if applicable) (Sign in the Box)

NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate or partnership proxies should be signed by an authorized person indicating the person’s title.

[Card Code prints here]
Signature (PLEASE SIGN WITHIN BOX)	Date		Signature (Joint Owners)	Date

Form of Proxy Card: Funds with Proposals 1, 2, 3 and 4 Only

Fidelity Investments® (logo)		Vote this proxy card TODAY!

Your prompt response will save the expense of additional mailings.
PO Box 673023 Dallas, TX 75267-3023
Vote by Internet, Touch-Tone Telephone, or Mail!

		LOG-ON:	Vote on the Internet at www.proxyvote.com/proxy and follow the on-screen instructions.

		CALL:	To vote by phone call toll-free 1-877-296-4941 and follow the recorded instructions.

(right pointing arrow prints here)	[Control Number prints here in a box]	MAIL:	Return the signed proxy card in the enclosed envelope.

[TRUST NAME: FUND NAME Prints Here]            [Client Code prints here]

PROXY SOLICITED BY THE TRUSTEES

The undersigned, revoking previous proxies, hereby appoint(s) William C. Coffey and Garnett A. Smith, or either one of them, attorneys, with full power of substitution, to vote all shares of the fund as indicated on this proxy card which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at an office of the trust at 245 Summer Street, Boston, MA 02210, on December 8, 2017 at 9:00 a.m. Eastern Time and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

[Shareholder’s name and address prints here]	CONTINUED AND TO BE SIGNED ON REVERSE SIDE

[Card Code prints here]

Please refer to the Proxy Statement discussion of each of these matters.

IF THE PROXY IS SIGNED, SUBMITTED, AND NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSALS.

As to any other matter, said attorneys shall vote in accordance with their best judgment.

	THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:		( )	( )	( )

1.	To elect a Board of Trustees.		FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT	To withhold authority to vote for any individual nominee(s) mark “For All Except” and write the name(s) of the nominee(s) on the line above.
	(01) James C. Curvey (02) Dennis J. Dirks (03) Donald F. Donahue (04) Alan J. Lacy (05) Ned C. Lautenbach (06) Joseph Mauriello	(07) Charles S. Morrison (08) Cornelia M. Small (09) Garnett A. Smith (10) David M. Thomas (11) Michael E. Wiley

			FOR	AGAINST	ABSTAIN

2.	To eliminate a fundamental investment policy.		( )	( )	( )

			FOR	AGAINST	ABSTAIN

3.	To modify the fund’s fundamental concentration policy.		( )	( )	( )

			FOR	AGAINST	ABSTAIN

4.	To change the fund from a diversified fund to a non-diversified fund.		( )	( )	( )

PLEASE SIGN, DATE, AND RETURN PROMPTLY IN ENCLOSED ENVELOPE IF YOU ARE NOT VOTING BY PHONE OR INTERNET.

Signature(s) (Title(s), if applicable) (Sign in the Box)

NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate or partnership proxies should be signed by an authorized person indicating the person’s title.

[Card Code prints here]
Signature (PLEASE SIGN WITHIN BOX)	Date		Signature (Joint Owners)	Date

Form of email to be sent to a shareholder that has consented to receive proxy solicitations electronically Email will be from: Fidelity Investments [Version one (initial delivery):] Subject Line: Your Vote is Important—Fidelity Funds Special Meeting of Shareholders [Version two:] Subject Line: Please Take Action: Your Vote is Needed for Fidelity Funds’ Shareholder Meeting

[FidelityInvestments and Pyramid Design logo]                [FIDELITY INSTITUTIONAL ASSET MANAGEMENT with registered trademark appears here]    Important Proxy Material Is Available for Your Review Dear Investor, Thank you for having elected to receive Fidelity proxy materials and voting instructions via the internet. This email notification contains information specific to proxy materials that are available for the Fidelity fund maintained in your account and identified below. Please read the instructions carefully before proceeding. Important notice regarding the availability of proxy materials for the shareholder meeting. [Trust Name: Fund Name] (format can be all caps or combination of upper and lower case letters) Special Meeting of Shareholders Meeting date: [Month/Day/Year] (format can be MM/DD/YY or Month Day, Year) [Adjourned meeting date: Month/Day/Year] (format can be MM/DD/YY or Month Day, Year) For shareholders as of: [Month/Day/Year] (format can be MM/DD/YY or Month Day, Year) How to Vote To vote through the internet, click on the link below and follow the on-line instructions. Proxy voting (this is a link to the proxy voting page) When voting you will be required to enter the CONTROL number. [Trust Name: Fund Name] (format can be all caps or combination of upper and lower case letters) CONTROL NUMBER: [#############] (there may be a line above the Control Number) (use this number to cast your vote) To vote by touchtone telephone, call [insert appropriate phone number—Broadridge 1-877-296-4941; D.F. King 1-800-991-5630 (“1-” may/may not be included)] and follow the recorded instructions. You can access these proxy materials at the following website [address(es)/address[es]]: [LETTER TO SHAREHOLDER, NOTICE OF MEETING, and PROXY STATEMENT[:] http://www.xxxxxxx] [PROSPECTUS (included in the case of a merger)[:] http://www.xxxxxxx] If your email software supports it, you can simply click on the above [link(s)/link[s]]. If not, you can type (or copy and paste) the website [address(es)/address[es]] into the address line of your web browser. Additional Information QUESTIONS: If you have questions about viewing, saving, or printing your proxy materials, call 1-877-208-0098, Monday through Friday 8:30 a.m.—7:00 p.m. ET. ACROBAT READER: To access the electronic proxy materials, you may need Adobe Acrobat Reader software. Visit adobe.com for a free download. PAPER FORMAT: You have a right to receive these materials in paper format. For a free paper copy of proxy materials, contact Fidelity at the toll-free telephone number listed in the electronic proxy materials. PROXY MATERIALS BY MAIL: To revert back to receiving proxy materials by mail, update your preferences by logging into your account at institutional.fidelity.com.

Thank you for choosing Fidelity. [Pyramid Design logo] [FIDELITY INSTITUTIONAL ASSET MANAGEMENT with registered trademark appears here]    ORIGINAL INSIGHT / TAILORED ACCESS / DIVERSE INVESTMENT CAPABILITIES         FIDELITY INVESTMENTS INSTITUTIONAL OPERATIONS COMPANY, INC., 100 SALEM STREET, SMITHFIELD, RI 02917 628563.5.0 | FIAM-BD [tree with arrow logo]Choose eDelivery Secure. Convenient. Green. Log in or register at institutional.fidelity.com

Form of email to be sent to a shareholder that has consented to receive proxy solicitations electronically Email will be from: National Financial [Version one (initial delivery):] Subject Line: Your Vote is Important - Fidelity Funds Special Meeting of Shareholders [Version two:] Subject Line: Please Take Action: Your Vote is Needed for Fidelity Funds’ Shareholder Meeting Fidelity Investments and pyramid design logo Notice of Availability of Important Proxy Material Dear Investor, Thank you for choosing to receive your shareholder documents through eDelivery. You have elected to receive Proxy Materials via electronic means on the Internet. This email notification contains information specific to your holding in the security identified below in your Fidelity Investments (Fidelity) brokerage account. Please read the instructions carefully before proceeding. Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting [Trust Name]: [Fund Name] (format can be all caps or combination of upper and lower case letters) Special Meeting of Shareholders Meeting date: [Month]/[Date]/[Year] (format can be MM/DD/YY or Month Day, Year) [If the original meeting has been adjourned to a new date the email will include: Adjourned meeting date: [Month]/[Date]/[Year] (format can be MM/DD/YY or Month Day, Year) For [S/s]hareholders as of: [Month] [Date,] [Year] (format can be MM/DD/YY or Month Day, Year) HOW TO VOTE: (format may be bold) You can enter your proxy vote at the link to the following third-party Internet site using the control number listed below. In order to access this site, your browser must support secure transactions (security settings are typically accessible in the Tools/Options or Preferences tab on your Internet toolbar). Proxy Voting (this is a link to the proxy voting page) [Trust Name]:[Fund Name] (format can be all caps or combination of upper and lower case letters)

CONTROL NUMBER: [#############]

(use this number to cast your vote via touch-tone) To vote by touch-tone telephone, call [insert appropriate phone number - Broadridge 1-877-296-4941; D.F. King 1-800-991-5630] and follow the recorded instructions. You can access these Proxy Materials at the following Web address(es): [Letter to Shareholders[,]] [Notice of Meeting/Notice of Meeting,] and Proxy Statement[:]

http://xxxxx [[If proxy materials are for a merger proxy the email will also include: Prospectus[:]

http://xxxxx] If your email software supports it, you can simply click on the above link(s). If not, you can type (or copy and paste) the Web address(es) into the address line of your Web browser. ADDITIONAL INFORMATION: To access the electronic Proxy Materials, you may need Adobe Acrobat Reader software. This software is available for download at no cost at http://www.adobe.com. Downloading time may be slow. If you are invested in a Fidelity fund and have questions, or would like to receive a paper copy of your Proxy Materials, please contact your Authorized agent/Advisor or call Fidelity at 1-800-544-6666 and press “0” to speak to a Fidelity Representative. Fidelity Representatives are available 24 hours a day, 7 days a week. If you are invested in a Fidelity Advisor Fund and have technical questions about viewing, saving, or printing your Proxy Materials, please call 1-877-208-0098. Operating hours are Monday through Friday, 8:30 a.m. to 7:00 p.m. Eastern time. Please do not reply to this [email/e-mail] since the mailbox is not monitored. Go to Fidelity.com/contactus to send a secure [email/e-mail].

Sincerely, Fidelity Investments The Fidelity Investments and pyramid design logo is a registered service mark of FMR LLC. To stop receiving email notification of the online availability of these documents and to begin receiving paper copies via U.S. mail, log on to [Fidelity.com,/Fidelity.com] and update your preferences or contact your Authorized agent/Advisor. Fidelity Brokerage Services LLC, Member NYSE, SIPC, 900 Salem Street, Smithfield, RI 02917 624840.5.0 © 2012 FMR LLC.

All rights reserved.

Form of email to be sent to a shareholder that has consented to receive proxy solicitations electronically Email will be from: National Financial Services LLC [Version one (initial delivery):] Subject Line: Your Vote is Important—Fidelity Funds Special Meeting of Shareholders [Version two:] Subject Line: Please Take Action: Your Vote is Needed for Fidelity Funds’ Shareholder Meeting

Important proxy material is available for your review Dear Investor, Thank you for choosing to receive, through the electronic notification program, your shareholder reports and other documents (including proxies) for positions in your brokerage account(s) which is held at National Financial Services LLC, the clearing firm which provides clearing, custody and execution services for your brokerage account. You have elected to receive shareholder communications and submit voting instructions via the Internet. This e-mail notification contains information specific to your holding(s) in the security identified below. Please read the instructions carefully before proceeding. Important Notice regarding the Availability of Proxy Materials for the Shareholder Meeting [Trust Name]: [Fund Name] (format can be all caps or combination of upper and lower case letters) Special Meeting of Shareholders Meeting [Date/date]: [Month] [Date,] [Year] (format can be MM/DD/YY or Month Day, Year) [If the original meeting has been adjourned to a new date the e-mail will include: Adjourned meeting date: [Month] [Date,] [Year] (format can be MM/DD/YY or Month Day, Year)] For [S/s]hareholders as of: [Month] [Date,] [Year] (format can be MM/DD/YY or Month Day, Year) HOW TO VOTE: (format may not be in bold) You can enter your proxy vote by clicking the “Proxy Voting” link for the third-party Internet site where you can use the control number listed below. In order to access this site, your browser must support secure transactions (security settings are typically accessible in the Tools/Options or Preferences tab on your Internet toolbar). Proxy Voting (this is a link to the proxy voting page)(link may not be bold) Because electronic [P/p]roxy [M/m]aterials do not include a proxy card that you can mail in, you will need to cast your vote through the Internet or by [touch-tone/touchtone] telephone. If you vote through the Internet link, you will be required to enter the [CONTROL/control] number. For [touch-tone/touchtone], you will be required to enter the [CONTROL/control] number. [Trust Name]: [Fund Name] (format can be all caps or combination of upper and lower case letters)

CONTROL NUMBER: [#############]

(use this number to cast your vote) To vote by [touch-tone/touchtone] telephone, call [insert appropriate phone number—Broadridge 1-877-296-4941; D.F. King 1-800-991-5630] and follow the recorded instructions. You can access these [P/p]roxy [M/m]aterials at the following Web [address[es]/address(es)]: [Letter to Shareholders[,]] [Notice of Meeting/Notice of Meeting,] and Proxy Statement[:] (format can be all caps or combination of upper and lower case letters)

http://www.xxxxxxx [Included if merger: Prospectus[:] (format can be all caps or combination of upper and lower case letters)

http://www.xxxxxxx] If your e-mail software supports it, you can simply click on the above [link[s]/link(s)]. If not, you can type (or copy and paste) the Web [address[es]/address(es)] into the address line of your Web browser. Adobeïƒ’ Acrobatïƒ’ Reader is needed to view these documents. If you decide you no longer want to receive shareholder reports and other documents electronically, you can change your preference to receive these documents in paper by updating your account options online. Once you change your account preference, you will start receiving shareholder reports and other documents by U.S. mail. Please note that there may be a reasonable period of time before you begin receiving paper materials. Help:

Questions? Please contact your representative.

(Note: Do not reply to this e-mail. Any e-mail received will not be reviewed or monitored.) This communication is a transactional/relationship message from National Financial Services LLC. Do not reply to this e-mail message as it was automatically generated. Account(s) carried with National Financial Services LLC, Member NYSE, SIPC. 622776.5.0

Form of email to be sent to a shareholder that has consented to receive proxy solicitations electronically Email will be from: Fidelity Investments [Version one (initial delivery):] Subject Line: Your Vote is Important—Fidelity Funds Special Meeting of Shareholders [Version two:] Subject Line: Please Take Action: Your Vote is Needed for Fidelity Funds’ Shareholder Meeting

[picture of Fidelity Investments and pyramid design logo appears] [email template is framed white with text appearing in light gray areas within the frame]    (picture of a green circle & grey outline with white letters says “Vote Now!” [hyperlink picture to fidelity.com log in screen]) [TRUST NAME]: [FUND NAME] [Year of shareholder meeting] Special Meeting [shareholder meeting date (format can be MM/DD/YY or Month Day, Year)]                Important proxy voting material is ready for your action.                [If the original meeting has been adjourned to a new date, the email will include: Please note: This meeting has been adjourned until [new meeting date (format can be MM/DD/YY or Month Day, Year).] Ways to Vote (picture of green box with white checkmark appears) Log on to your Fidelity account (hyperlink to fidelity.com log-in screen) (picture of green box with white telephone handset appears) By Phone [insert touch-tone voting telephone number—Broadridge [1-]877-296-4941; D.F. King [1-]800-991-5630 ] (picture of white and grey calendar with green circle with white checkmark appears) Vote By [shareholder’s last day to vote [format can be MM/DD/YY or Month Day, Year] [Time] [AM/PM] ET] Control Number:[shareholder’s control number appears here] Important Materials [hyperlink to material appears (may be multiple links based on how material is produced): [Letter to Shareholders[,]] [[Notice of Meeting/Notice of Meeting,] and [Proxy Statement]] [for a merger, hyperlink to prospectus also appears: [Prospectus]] For holders as of [specific cutoff date to be a shareholder (format can be MM/DD/YY or Month Day, Year)] CUSIP: [fund’s CUSIP number appears here] MESSAGE FROM FIDELITY If you have multiple accounts at Fidelity, you may receive multiple notifications. Please follow the specific voting instructions contained in each email in order to vote on all of your shares.    Contact Us—We’re Here to Help

800-343-3548 |    Send a secure email (hyperlink to Send a Secure Message page on fidelity.com)

Fidelity.com (hyperlink to fidelity.com home page)| Privacy Policy (hyperlink to Privacy Policy on fidelity.com) | Terms of Use (hyperlink to Terms of Use on fidelity.com) To contact us about this message, please do not reply to this email. Please visit Fidelity.com/contactus (hyperlink to Phone Numbers page on fidelity.com) to send a secure email. You are receiving this email because you have enrolled in eDelivery. If you wish to receive paper copies of these documents via U.S. mail, please log on to Fidelity.com (hyperlink to fidelity.com home page) and update your delivery preferences for Prospectuses, Financial Reports, and Other Documents. Keep in mind that investing involves risk. The value of your investment will fluctuate over time and you may gain or lose money. To access the document, you may need AdobeReader software (hyperlink to get.adobe.com/reader). This software is available for download at no cost. Download time varies by internet connection. Fidelity Brokerage Services LLC, Member NYSE, SIPC, 900 Salem Street, Smithfield, RI 02917 674322.5 ïƒ“ 2017 FMR LLC All rights reserved.

Form of email to be sent to a shareholder that has consented to receive proxy solicitations electronically Email will be from: Fidelity Investments [Version one (initial delivery):] Subject Line: Your Vote is Important—Fidelity Funds Special Meeting of Shareholders [Version two:] Subject Line: Please Take Action: Your Vote is Needed for Fidelity Funds’ Shareholder Meeting [Fidelity Investments pyramid design logo]

First Name Last Name

plan sponsor     [Green Line and Arrow Logo]Important proxy materials are available for your reviewQuick Links

Proxy Vote      Thank you for choosing eDelivery. You can now cast your proxy vote via the Internet. This e-mail notification contains information related to the security identified below which you hold or previously held in your benefit plan(s). Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting. [Trust Name: Fund Name] (format of trust and fund names can be all caps or combination of upper and lower case letters) Special Meeting of Shareholders Meeting date: [Month]/[Day]/[Year] (format can be MM/DD/YY or Month Day, Year) [If the original meeting has been adjourned to a new date, the email will include: Adjourned meeting date: [Month] [Date,] [Year]] (format can be MM/DD/YY or Month Day, Year) For Shareholders as of: [Month] [Date,] [Year] (format can be MM/DD/YY or Month Day, Year) HOW TO VOTE: You are able to vote through the Internet or by touchtone telephone. When voting, you will be required to enter the CONTROL NUMBER below. To vote by the Internet, click the “Proxy Vote” link below and you will be directed to a third-party Internet site. Your browser must support secure transactions (security settings are typically accessible in the Tools/Options or Preferences tab on your Internet toolbar). Please read the instructions and proxy materials carefully before voting. [arrow] Proxy Vote (this is a link to the proxy voting page)(link may or may not be bold) To vote by touchtone telephone, call [insert appropriate phone number—Broadridge

1-877-296-4941; D.F. King 1-800-991-5630] and follow the recorded instructions.     CONTROL NUMBER: [#############]

The proxy materials can be found through the following [link[s]/link(s)]:      [Letter to Shareholders[,]] Notice of Meeting[,] and Proxy Statement[:] (words may or may not be bold) http://www.xxxxxxx [If proxy materials are for a merger proxy the email will also include:

Prospectus[:]     http://www.xxxxxxx] Adobeïƒ’ Readerïƒ’ is required to view these documents. To download a free copy,

go to: http://get.adobe.com/reader/     If you would like to request a paper copy of your shareholder documents at no charge, or if you have questions about this e-mail, please call your plan’s toll-free number. You can also visit Fidelity NetBenefits® for more information about your benefits plan.    Privacy Policy | Terms of Use To stop receiving e-mail notification of the online availability of your proxy materials and other shareholder documents (annual reports, semiannual reports, etc.) and begin receiving paper copies via U.S. mail, log in to www.netbenefits.com/profile. Please do not respond to this e-mail.    This mailbox is not monitored and you will not receive a response.    Fidelity Investments Institutional Operations Company, Inc., 245 Summer Street, Boston, MA 02210 625428.5.2 © 2014 FMR LLC All rights reserved

eFail Buckslip - to be sent to a shareholder that has consented to receive proxy solicitations electronically but in attempting to deliver an e-mail failure occurred:

Dear Investor,

We were unable to notify you electronically of the Availability of Important Proxy Materials for a Fidelity fund maintained in your account(s). We attempted to send the notice to your e-mail address, as reflected on our records. That e-mail address appears to be invalid.

To correct your e-mail address, please log in to one or more of your online account(s) and follow the instructions.

If this e-mail address is correct, there may be another issue preventing the receipt of these e-mails. Here are some things you should do:

•	Confirm that your e-mail account is still active.

•	Make sure that your e-mail inbox is not full (over its capacity).

•	If you are using an e-mail address provided by your employer, make sure that you can receive e-mails from outside parties.

•	Ask your e-mail provider if it has experienced an outage in its system.

Because we were unable to send the notice to you electronically, we are sending this notice and the related Proxy Materials (enclosed) to you in paper form. You may continue to receive Proxy Materials in paper form until you provide us with a valid e-mail address.

Please read the enclosed Proxy Materials and vote your shares promptly. Your vote is extremely important, no matter how large or small your holdings may be.

FORM OF

BROADRIDGE INTERNET SCREEN SCRIPT FOR INTERNET VOTING AND NOTICE OF

INTERNET AVAILABILITY OF PROXY MATERIALS

SCREEN 1

[Prior to entering a control number at www.proxyvote.com/proxy, shareholder sees Screen 1]

Text – (left justified)

Proxy Vote	The most accurate,
a Broadridge service	dependable, and efficient way
to submit your proxy voting instructions online.

Text - (indented)

Enter your

Control Number to:

Bullets - (indented)

Bullet - Submit Proxy Voting Instructions

Bullet - Download shareholder materials

Input - (indented)

[box in which to enter your control number appears here]

Input - (indented)

[“Submit” button appears here]

[If shareholder clicks on “Submit” before inputting a valid control number, the following error message appears:]

The control number that was entered is not valid. Please try again. Please contact your financial institution if you continue to experience this problem.

[If shareholder clicks on “Submit” after inputting a valid control number, Screen 2 appears.]

Text - To access materials without a control number: [“Click here” link appears here] to view Proxy Materials or Information Statements for the Fidelity funds. [If shareholder clicks on “Click here”, they are taken to the Proxy Materials web page at materials.proxyvote.com.]

Text - Need [“help” link appears here] finding your Control Number? [If shareholder clicks on “help”, the information below appears.]

Text - (left justified)	Text - (centered)	Text - (right justified)

Postal Mail		E-Mail
Recipients		Recipients
Your Control Number can be found next to the label “Control Number” OR as shown in the example below.	OR	Your Control Number can be found next to the field labeled “Control Number” within the body of your email.

Image - [black arrow and box in which to enter your control number appears here]

Text - (left justified)

Proxy

Vote

a Broadridge service

Text - (right justified)

(c)1997 – [current year] Broadridge Financial Solutions, Inc.

ProxyVote and Broadridge are registered trademarks of Broadridge Financial Solutions, Inc.

CUSIP is a registered trademark of the American Bankers Association.

All other marks belong to their respective owners.

Links - (right justified)  Privacy Statement    Terms and Conditions

SCREEN 2 - Internet Voting Page

[Upon entering control number in Screen 1, shareholder sees Screen 2]

Text - (left justified)

[TRUST NAME]:

[FUND NAME]

Text - (right justified)

[YYYY] [year of shareholder meeting appears here] Special Meeting of Shareholders

[DAY, MONTH DD, YYYY] [initial or subsequent adjourned meeting date appears here]

Text - (left justified)

Proxy Voting Instructions

Make your selection below.

[If shareholder has voted and goes back to Screen 2 to re-vote: Votes can be changed until voting deadline.

The voting instructions indicated below represent the most up-to-date vote information on file. Updates will occur when available.]

Text - (centered)

Active – [Not Voted/Voted]

Image - [a white and grey desktop calendar appears here]

Vote by

[Abbreviated Month. DD, YYYY] [Meeting Time] [a.m./p.m.] EST/EDT

Control #[shareholder’s control number appears here]

Text - (right justified)

Shareholder

Materials Image - [a white “?” with a black square around it appears here]

[If shareholder hovers mouse over “?”, a pop-up box with the following language appears:]

Text - (left justified)

In advance of a meeting of shareholders, the company is required to send proxy materials to all shareholders, including information in the proxy statement regarding items to be considered at the meeting.

Link - (right justified)

Image - [a white “i” with a black circle around it appears here]    Grant of Proxy Authority

[If shareholder clicks on “Grant of Proxy Authority” link, a pop-up box with the following language appears:]

Text - (left justified)

[TRUST NAME]:

[FUND NAME]

Image - (right justified)

X [button appears here]

[If shareholder clicks on “X”, Screen 2 appears.]

Text - (right justified)

Control# [shareholder’s control number appears here]

Text - (left justified)

Click the submit button to sign and submit your proxy vote and to appoint [Name of Chairman], [Name of Proxy Agent], and [Name of Independent Trustee Proxy Agent], or any one or more of them, attorneys, with full power of substitution to vote all Fund shares that you are entitled to vote.

Please “click here link appears” to print and view the voting instructions.

Link - (right justified)

Image - [a stack of papers appears here]    Letter to Shareholders, Notice of

Meeting, and Proxy Statement

[If shareholder clicks on “Letter to Shareholders, Notice of Meeting, and Proxy Statement“ link, a pop-up box with the proxy materials and proxy statement appears.]

Text - (left justified)

Proposal(s)

Text - (left justified)

01.	[Title of proposal will be inserted].

Text - (right justified)

BOARD RECOMMENDATION: [FOR/AGAINST]

[FOR ALL/WITHHOLD ALL/VOTE INDIVIDUALLY]

[If shareholder clicks on the “VOTE INDIVIDUALLY” button, the following popup appears:

NOMINEES WILL BE VOTED “FOR” UNLESS MARKED “WITHHOLD”]

[Name of nominee for Trustee election]	[FOR][WITHHOLD]
[Name of nominee for Trustee election]	[FOR][WITHHOLD]
[Name of nominee for Trustee election]	[FOR][WITHHOLD]

02.	[Title of proposal will be inserted].

Text - (right justified)

BOARD RECOMMENDATION: [FOR/AGAINST]

[FOR/AGAINST/ABSTAIN]

03.	[Title of proposal will be inserted].

Text - (right justified)

BOARD RECOMMENDATION: [FOR/AGAINST]

[FOR/AGAINST/ABSTAIN]

04.	[Title of proposal will be inserted].

Text - (right justified)

BOARD RECOMMENDATION: [FOR/AGAINST]

[FOR/AGAINST/ABSTAIN]

Text - (left justified)

By clicking “[Submit/Update]” I am hereby granting a proxy as defined in the

Link - (left justified) shareholder materials.

[If shareholder clicks on “shareholder materials” link, a pop-up box with the following language appears:]

Text - (left justified)

[TRUST NAME]:

[FUND NAME]

Image - (right justified)

X [button appears here]

[If shareholder clicks on “X”, Screen 2 appears.]

Text - (right justified)

Control# [shareholder’s control number appears here]

Text - (left justified)

Click the submit button to sign and submit your proxy vote and to appoint [Name of Chairman], [Name of Proxy Agent], and [Name of Independent Trustee Proxy Agent], or any one or more of them, attorneys, with full power of substitution to vote all Fund shares that you are entitled to vote.

Please “click here link appears” to print and view the voting instructions.

Links - (right justified) RESET –[SUBMIT]/[UPDATE]

[A light gray box appears with “CANCEL” when shareholders click on the “Review/Change Votes” button on the Thank You Page.]

[If shareholder clicks on “RESET” link, vote selections clear on this page.]

[If shareholder clicks on “UPDATE” link without an election selected, the following popup appears:]

Text - (left justified)

You did not vote on one or more items. If you click Submit, any items for which you have not made a selection will be voted in accordance with the recommendations as described in the meeting material.

Links - (left justified) GO BACK     SUBMIT

[If shareholder clicks on “GO BACK” link, no votes are cast and the shareholder returns to the voting screen, Screen 2.]

[If shareholder clicks on “SUBMIT” link, they are taken to the Thank You page on Screen 3.]

[If shareholder clicks on “UPDATE” link with an election selected, they are taken to the Thank You page on Screen 3.]

Text - (left justified)

Proxy

Vote

a Broadridge service

Text - (right justified)

(c)1997 - [current year] Broadridge Financial Solutions, Inc.

ProxyVote and Broadridge are registered trademarks of Broadridge Financial Solutions, Inc.

CUSIP is a registered trademark of the American Bankers Association.

All other marks belong to their respective owners.

Links - (right justified)   Privacy Statement    Terms and Conditions

SCREEN 3 - Vote Submission Page

[Upon casting a vote by clicking either the “SUBMIT” or the “UPDATE” links on Screen 2, shareholder sees Screen 3]

Text - (left justified)

[TRUST NAME]:

[FUND NAME]

Text - (right justified)

[YYYY] [year of shareholder meeting appears here] Special Meeting of Shareholders

[DAY, MONTH DD, YYYY] [initial or subsequent adjourned meeting date appears here]

Text - (left justified)

Thank you.

Your vote has been submitted

Votes can be changed until voting deadline.

Links - REVIEW/CHANGE VOTES/PRINT     ENTER ANOTHER CONTROL NUMBER

[If shareholder clicks on “REVIEW/CHANGE VOTES/PRINT” link, the initial vote election is cast and the shareholder returns to the voting screen, Screen 2.] Once Shareholder is at voting screen, PRINT button appears below the Control number. Shareholder can launch print by clicking this button. Shareholder in Screen 2 will also have the option to click a CANCEL button if they do not wish to update their vote. It will take them back to Screen 3.

[If shareholder clicks on “ENTER ANOTHER CONTROL NUMBER” link, the initial vote is cast and the shareholder returns to the initial proxy vote screen, Screen 1.]

Please enroll in eDelivery by logging into your online account.

Enter your email address to receive a confirmation when your vote is recorded:

Input - [box in which to enter your email address appears here] Link - NOTIFY ME

[If shareholder clicks on “NOTIFY ME” link, without an email address entered the following appears.]

Please enter email address.

Input - [box in which to enter your email address appears here] Link - NOTIFY ME

[If shareholder clicks on “NOTIFY ME” link, with an email address entered the following appears.]

Notification Saved

A confirmation will be sent to the email address on the file when your vote is recorded.

Text - (centered)

Active - Voted

Image - [a white and grey desktop calendar appears here]

Vote by

[Abbreviated Month. DD, YYYY] [Meeting Time] [a.m./p.m.] EDT/EST

Control #[shareholder’s control number appears here]

Text - (right justified)

Shareholder

Materials Image - [a white “?” with a black square around it appears here]

[If shareholder hovers over “?”, a pop-up box with the following language appears:]

Text - (left justified)

In advance of a meeting of shareholders, the company is required to send proxy materials to all shareholders, including information in the proxy statement regarding items to be considered at the meeting.

Link - (right justified)

Image - [a white “i” with a black circle around it appears here]    Grant of Proxy Authority

[If shareholder clicks on “Grant of Proxy Authority” link, a pop-up box with the following language appears:]

Text - (left justified)

[TRUST NAME]:

[FUND NAME]

Image - (right justified)

X [button appears here]

[If shareholder clicks on “X”, Screen 3 appears.]

Text - (right justified)

Control# [shareholder’s control number appears here]

Text - (left justified)

Click the submit button to sign and submit your proxy vote and to appoint [Name of Chairman], [Name of Proxy Agent], and [Name of Independent Trustee Proxy Agent], or any one or more of them, attorneys, with full power of substitution to vote all Fund shares that you are entitled to vote.

Please “click here link appears” to print and view the voting instructions.

Link - (right justified)

Image - [a stack of papers appears here]    Letter to Shareholders, Notice of

Meeting, and Proxy Statement

[If shareholder clicks on “Letter to Shareholders, Notice of Meeting, and Proxy Statement“ link, a pop-up box with the proxy materials and proxy statement appears.]

Text - (left justified)

Proxy

Vote

a Broadridge service

Text - (right justified)

(c)1997 - [current year] Broadridge Financial Solutions, Inc.

ProxyVote and Broadridge are registered trademarks of Broadridge Financial Solutions, Inc.

CUSIP is a registered trademark of the American Bankers Association.

All other marks belong to their respective owners.

Links - (right justified)   Privacy Statement    Terms and Conditions

[If shareholder selects the option to view Proxy Materials for the Fidelity funds on Screen 1, a new window will open that presents information in the following format.]

Form Of

Proxy Materials Page

Text - (left justified)

Proxy

Vote

a Broadridge service

Text - (right justified)

Fidelity funds

Proxy Materials

Proxy Dated	Trust Name: Fund Name(s)	Link(s)
[MM, DD, YYYY][Date of Proxy Inserted here]	[Trust Name: Fund Name(s) Inserted Here]	[Links to Letter, Q&A, Notice, Proxy Statement, Prospectus, Additional Solicitation Material, and Information Statement Inserted Here, as applicable]

[MM, DD, YYYY][Date of Proxy Inserted here]	[Trust Name: Fund Name(s) Inserted Here]	[Links to Letter, Q&A, Notice, Proxy Statement, Prospectus, Additional Solicitation Material, and Information Statement Inserted Here, as applicable]

[MM, DD, YYYY][Date of Proxy Inserted here]	[Trust Name: Fund Name(s) Inserted Here]	[Links to Letter, Q&A, Notice, Proxy Statement, Prospectus, Additional Solicitation Material, and Information Statement Inserted Here, as applicable]

Text - (left justified)

Proxy

Vote

a Broadridge service

Text - (right justified)

(c)1997 - [current year] Broadridge Financial Solutions, Inc.

ProxyVote and Broadridge are registered trademarks of Broadridge Financial Solutions, Inc.

CUSIP is a registered trademark of the American Bankers Association.

All other marks belong to their respective owners.

Links - (right justified)   Privacy Statement    Terms and Conditions

[If shareholder requests an e-mail confirmation of his/her vote on Screen 3, a confirmation in the following format will be sent to the e-mail address provided by the shareholder]

Form of

E-mail Confirmation

From: registrar@proxyvote.com

To: [Shareholder Last, First Name]

Subject: ProxyVote Confirmation - [shareholder’s control number ending in XXX appears here]

Text - (left justified)

[TRUST NAME]:

[FUND NAME]

[YYYY] [year of shareholder meeting appears here] Special Meeting of Shareholders

[DAY, MONTH DD, YYYY] [initial or subsequent adjourned meeting date appears here]

Your vote instructions have been received and recorded for:

[TRUST NAME]:

[FUND NAME]

CUSIP: [CUSIP number appears here]

This confirmation has been sent from www.proxyvote.com/proxy.

Text - (left justified)

Shareholder

Materials

Image - [a stack of papers appears here] Link -     Letter to Shareholders, Notice of Meeting, and Proxy Statement

[If shareholder clicks on “Letter to Shareholders, Notice of Meeting, and Proxy Statement“ link, a pop-up box with the proxy materials and proxy statement appears.]

Text - (left justified)

Proxy

Vote

a Broadridge service

(c)1997 - [current year] Broadridge Financial Solutions, Inc.

ProxyVote and Broadridge are registered trademarks of Broadridge Financial Solutions, Inc.

CUSIP is a registered trademark of the American Bankers Association.

All other marks belong to their respective owners.

Links - (left justified)   Terms and Conditions    Privacy Statement

Form of Broadridge Touch–Tone Voting Script 1–877–296–4941 Generic Greeting: “Thank you for calling the Automated Proxy Voting Service.” Shareholder Hears: “You must be calling from a touch–tone telephone in order to use this system and already have read the proxy statement and made your voting decisions.”    “Press 1 if you are calling from a touch–tone telephone and have your proxy card in front of you.” Shareholder presses “1” and hears:    “Let’s Begin.” ** If shareholder does not press anything two times they will hear after each non– response: “I have not received your response. Press 1 if you are calling from a touch–tone telephone and have your proxy card in front of you.” ** If the shareholder does not press anything a third time they will hear: “Please call back when you have your proxy card available. Thank you for calling. Good–bye.” Enter Control Number Script—Shareholder hears: “Please enter the control number, which is located in the box indicated by the arrow on your proxy card or notice, followed by the pound sign.”    ** After pressing the number 1; if shareholder does not enter a control number after one and/or two prompts, they will hear: “I have not received your response. Please enter the control number, which is located in the box indicated by the arrow on your proxy card or notice, followed by the pound sign.” ** After pressing the number 1; if shareholder does not enter a control number after three prompts, they will hear: “Sorry, since your entry of the control number was invalid, we are not able to process your transaction at this time. You will be able to access the system again in 24 hours. We have not recorded a vote. Good–bye.” Shareholder Enters Control numberï,…     Valid Control Number: (See “Voting” Script) Invalid (Input 1 or 2 times) less than 16 digits: “Sorry your input was invalid”. Please enter the control number, which is located in the box indicated by the arrow on your proxy card or notice, followed by the pound sign.”    Invalid (input 1 or 2 times) more than 16 digits: “Sorry your input was invalid.” Please enter the control number, which is located in the box indicated by the arrow on your proxy card or notice, followed by the pound sign.”    Invalid control number (input 1 or 2 times): 16 digits: “Control number is invalid”. Please enter the control number, which is located in the box indicated by the arrow on your proxy card or notice, followed by the pound sign.” Invalid Input = (Input 3 times) less than or more than 16 digits: “Sorry, since your entry of the control number was invalid, we are not able to process your transaction at this time. You will be able to access the system again in 24 hours. We have not recorded a vote. Good–bye.” Invalid 16 digit control number (Input 3 times): “Control number is invalid.

Sorry, since your entry of the control number was invalid, we are not able to process your transaction at this time. You will be able to access the system again in 24 hours. We have not recorded a vote. Good-bye.”     If shareholder calls back and tries to record a vote after Invalid Input = 3x. The following is heard: “Sorry, since your entry of the control number was invalid, we are not able to process your transaction at this time. You will be able to access the system again in 24 hours.” Valid control number, but Shareholder has already voted: “A vote has already been recorded for this control number. If you want to change your vote, press 1, if you do not want to change your vote press 2. (See “Enter Control Number Script). If shareholder presses 1 – shareholder is directed to the “Voting“ Script Valid control number, but Shareholder has just voted a proxy with the same proposals: “The nominees and/or proposals for this control number are the same as your last proxy vote. If you would like to vote this control number in the same manner as the previous control number, press 1. If you would like to vote this control number differently, press 2.” If shareholder presses 1—shareholder goes to “Completed Proposal Voting” Script #2 If shareholder presses 2—shareholder goes to “Voting” Script Voting: “Press 1 to vote each item individually. You are encouraged to specify your choices by voting each item individually. However, if you do not vote each item individually, your vote will be cast as recommended by the Board of Directors. Press 2 if you will not vote on each item individually.” If shareholder doesn’t make a selection: the first two times the shareholder hears: “I have not received your response” followed by a repeat of “Voting” Script; Upon the third non–response the shareholder hears “We have not recorded a vote—good–bye” and the call ends Shareholder presses: Shareholder hears: 1 “If you wish to vote for all nominees press 1. To withhold all nominees, press 2. To withhold specific nominees, press 3.” Upon selection shareholder goes to “Nominee Vote Script” 2 Shareholder goes to “Completed Proposal Voting” Script #2 Nominee Vote Script: (Trustee election proposal) Shareholder presses: Shareholder hears: 1 “Proposal Voting.” Goes to “Proposal Vote Script”. 2 “Proposal Voting.” Goes to “Proposal Vote Script”. 3 “To withhold a nominee, enter the 2 digit number that is in front of the name of the nominee you wish to withhold. If you are finished, enter 00.” After each election shareholder hears: “O.K. If you wish to withhold another nominee enter the 2 digit number that is in front of the name of the nominee you wish to withhold. If you are finished, enter 00.” Upon entering ‘00’ shareholder goes to “Proposal Vote Script.” (Continued and confirmed for each nominee(s)) See Confirm Options below.

Proposal Vote Script: If there are not additional proposals, Shareholder hears: “There are no proposals for this proxy vote.” Goes to “Completed Proposal Voting” Script 2 If there are not additional proposals, Shareholder hears: “(There are/There is)<#Proposals> (additional) proposal[s] to vote on .” Before each proposal the Shareholder will hear “We are ready to accept your vote for proposal <n>.” The selections are:     For/Against/Abstain For/Against For/Abstain For/Withhold For/Against/Withhold For/Against/Abstain Script: “If you are voting for this proposal, press 1. If you are voting against this proposal press 2, If you wish to abstain press 3.” **Based on the shareholder’s selection, the prompt will confirm their choice of [for/against/abstain] For/Against Script: “If you are voting for this proposal, press 1. If you are voting against this proposal press 2.” **Based on the shareholder’s selection, the prompt will confirm their choice of [for/against]. See Confirm Options below. For/Abstain Script: “If you are voting for this proposal, press 1. If you wish to abstain press 2.” **Based on the shareholder’s selection, the prompt will confirm their choice of [for/abstain]. See Confirm Options below. For/Withhold Script: “If you are voting for this proposal, press 1. If you wish to withhold press 2.” **Based on the shareholder’s selection, the prompt will confirm their choice of [for/withhold]. See Confirm Options below. For/Against/Withhold Script: “If you are voting for this proposal, press 1. If you are voting against this proposal press 2, If you wish to withhold press 3.” **Based on the shareholder’s selection, the prompt will confirm their choice of [for/against/withhold]. See Confirm Options below. Completed Proposal Voting: Script 1: “You have completed Proposal Voting” Script 2:“One moment, while I log your ballot. A vote has been recorded for control number <Control Number>.” This text will be heard following the final proposal on the voting ballot. Confirm Options: “Let me confirm.” [If shareholder pressed 2 in the “Voting” section to not vote each item individually he/she will hear: “You have elected to vote as the Board recommends”

before the vote is summarized as detailed immediately below:] Nominee Confirmation:                Proposal Confirmation:    [You have voted for all nominees]/ [You have voted to withhold all nominees]/ [You have voted to withhold specific nominees. You have voted to withhold nominee ## (Repeated as necessary)] “You have voted [For/Against/to Abstain from] Proposal ##.” (Repeated as necessary)    Vote Logged     Script: Vote is sent to mainframe “If these elections are correct, press 1. To vote again, press 2. To hear your vote again, press 3.” If shareholder presses 1: Shareholder then goes to “Vote Another?“ Script. If shareholder presses 2: they are directed to the “Voting” Section. If shareholder presses 3: they are directed to the “Confirmation Options” Section. Vote Another?: Script: Shareholder wants to/does not want to vote on another proposal. “If this concludes your business press 1, if you would like to vote another proxy press 2.”    If shareholder presses 1: “All of your votes have been recorded by the telephone proxy voting service. Do not mail in your proxy card. Keep it as a record of your vote. Thank you for calling. This concludes your transaction. Good–bye.” If shareholder presses 2: Shareholder is directed to “Enter Control Number Script” Section. Error Messages: Auto Proxy Unavailable Error: “We are sorry. The Automated Proxy Voting Service system is unavailable at this time. Please try your call again later.” Meeting Date has passed: “Sorry, the control number you entered is no longer valid. Control number no longer valid: “Sorry, the control number you entered is no longer valid. Invalid Control Number entered 3 times: “Sorry, since your entry of the Control Number was invalid we are not able to process your transaction at this time. You will be able to access the system again in 24 hours.”

Proxy Voting Q&A posted on fidelity.com

Frequently Asked Questions

•	What is Proxy Voting?

•	When will I receive the information I need to vote?

•	How can I submit a proxy vote?

•	I consented for eDelivery of proxy materials, is it possible to receive hard copy paper materials instead?

•	I used to enter a PIN when voting proxy, why is this now no longer required?

•	I voted and I would like to change my vote, is this possible?

Q:	What is Proxy Voting?

A:	Companies regularly hold shareholder meetings to present and discuss important management decisions that may impact shareholders. Mutual funds may also hold special meetings of shareholders to seek approval of changes to fund services or policies that require shareholder approval. As a shareholder, you are entitled to vote on these important matters. You could, if you wanted, attend the shareholder meeting in person to cast your votes, or you could cast a proxy vote, which allows you to cast your vote through the mail, over the telephone, or online. This way, your vote can be counted without you having to attend the meeting in person.

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Q:	When will I receive the information I need to vote?

A:	A proxy statement, which provides details regarding the meeting and the management and shareholder proposals, if any, that will be voted on at the meeting, is provided to shareholders before the meeting is held. The proxy statement may be sent to you via U.S. mail or email, if you have consented to electronic delivery, or you may receive a notice linking you to a website where you can review it online.

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Q:	How can I submit a proxy vote?

A:	You may submit a proxy vote through U.S. mail, over the telephone, or online, based on the instructions contained in the proxy statement. Votes must be submitted prior to the close of voting in order to be counted. Please vote your shares promptly. Your vote is extremely important, no matter how large or small your holdings may be.

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Q:	I consented for eDelivery of proxy materials, is it possible to receive hard copy paper materials instead?

A:	By consenting to eDelivery of proxy, you have agreed to online receipt of important proxy materials. To request a written copy of any Fidelity Fund proxy materials via telephone please call 877-208-0098. On the voting screen, you may also chose to change your eDelivery preferences for future proxy campaigns.

Your retirement benefit plan account mail preferences for statements, prospectuses, proxies and other benefit information will apply to your Fidelity BrokerageLink(registered mark) Account. You may change this electronic delivery default for your BrokerageLinkSM account at any time by logging on to NetBenefits and updating your mail preferences.

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Q:	I used to enter a PIN when voting proxy, why is this now no longer required?

A:	By using Fidelity.com to access the online voting site, a secure transaction with your control number information has been established and the PIN is no longer required to securely complete this transaction.

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Q:	I voted and I would like to change my vote, is this possible?

A:	Yes, you can vote again using the Voted link in the Action column as long as voting is still open for that holding. The latest vote cast will be recorded and the Last Action Taken date will update. If you do not complete the process of re-voting, the last vote cast remains on record.

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Return to Proxy Materials

Proxy Voting Q&A posted on institutional.fidelity.com

Learn More

•	What is Proxy Voting?

•	When will I receive the information I need to vote?

•	How can I submit a proxy vote?

•	I consented for eDelivery of proxy materials, is it possible to receive hard copy paper materials instead?

•	I used to enter a control number when voting proxy, why is this now no longer required?

•	I voted and I would like to change my vote, is this possible?

•	When can I expect to receive proxy materials?

Q:	What is Proxy Voting?

A:	Mutual Funds may hold special meetings of shareholders to seek approval of changes to fund services or policies that require shareholder approval. As a shareholder, you are entitled to vote on these important matters. You could, if you wanted, attend the shareholder meeting in person to cast your vote, or you could cast a proxy vote, which allows you to cast your vote through the mail, over the telephone, or online. This way, your vote can be counted without you having to attend the meeting in person.

Q:	When will I receive the information I need to vote?

A:	A proxy statement, which provides details regarding the meeting and the management and shareholder proposals, if any, that will be voted on at the meeting, is provided to shareholders before the meeting is held. The proxy statement may be sent to you via U.S. mail, or email, if you have consented to electronic delivery, or you may receive a notice linking you to a website where you can review it online.

Q:	How can I submit a proxy vote?

A:	You may submit a proxy vote through U.S. mail, over the telephone, or online, based on the instructions contained in the proxy statement. Votes must be submitted prior to the close of voting in order to be counted. Please vote your shares promptly. Your vote is extremely important, no matter how large or small your holdings may be.

Q:	I consented for eDelivery of proxy materials, is it possible to receive hard copy paper materials instead?

A:	By consenting to eDelivery, you have agreed to online receipt of important proxy materials. You can request a written copy of the proxy materials by clicking on “Request copy of shareholder materials,” on the same screen you are prompted to vote your shares. To request a written copy of any Fidelity Advisor Fund or Fidelity Fund proxy material via telephone, please call 877-208-0098. If you would like to change your eDelivery preferences for future proxy materials, click here to update your information or change your delivery method. [if shareholder clicks on “click here” a window appears where they can change their edelivery preferences on institutional.fidelity.com.]

Q:	I used to enter a control number when voting proxy, why is this now no longer required?

A:	By using advisor.fidelity.com to access the online voting site, a secure transaction with your control number information has been established and the control number is no longer required to securely complete this transaction.

Q:	I voted and I would like to change my vote, is this possible?

A:	Yes, you can vote again using the “Voted” link in the “Action” column as long as voting is still open for that holding. The latest vote cast will be recorded and the “Last Action Taken” date will update. If you do not complete the process of re-voting, the last vote cast remains on record.